As filed with the U.S. Securities and Exchange Commission on April 3, 2015
Securities Act Registration No. 333-
Investment Company Act Registration No. 811-23044

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-2
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933 ☒
Pre-Effective Amendment No.
and/or
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940 ☒
Amendment No.
TSC/Richard Bernstein Global Thematic Micro-Cap Fund, Inc.
(Exact Name of Registrant as Specified in Charter)

10 High Street, Suite 701
Boston, MA 02110
(Address of Principal Executive Office) (Zip Code)

Registrant’s telephone number, including area code: (888) 301-3838

Tina Singh
Chief Executive Officer
TS Capital, LLC
Wall Street Plaza
88 Pine Street, Suite 2430
New York, NY 10005
(Name and Address of Agent for Service)

Copies to:
Rose F. DiMartino, Esq. Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.
If any of the securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.   ☐
It is proposed that this filing will become effective (check appropriate box)
☐      when declared effective pursuant to section 8(c)
If appropriate, check the following box:
☐      This post-effective amendment designates a new effective date for a previously filed registration statement.

☐
This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act of 1933 and the Securities Act registration statement number of the earlier effective registration statement for the same offering is  .

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price per Unit	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee
Common Stock, ($0.001 par value per share)	20,000 shares	$50.00	$1,000,000	$116.20
(1)       Estimated solely for purpose of calculating the registration fee.

The registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that the Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed.  We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Subject to Completion

Preliminary Prospectus dated April 3, 2015

PROSPECTUS

[   ] Shares

TSC/Richard Bernstein Global Thematic Micro-Cap Fund, Inc.

Common Stock
$50 per Share

_______________________________

The Fund.  TSC/Richard Bernstein Global Thematic Micro-Cap Fund, Inc. (the “Fund”) is a newly organized, diversified, closed-end management investment company.

Investment Objective.  The Fund’s investment objective is long-term capital appreciation.  There can be no assurance the Fund will achieve its investment objective.

Investment Strategies.   The Fund will seek to achieve its investment objective by investing primarily in equity securities of micro-cap companies from around the world in certain thematic areas.  Under normal market conditions, the Fund will invest at least 80% of the value of its net assets, plus any borrowings for investment purposes, in micro-cap companies.  The Fund considers a company to be a micro-cap company if its market capitalization, at the time of purchase, is under $1 billion. The Fund will invest in companies from both developed and emerging market countries, including frontier market countries.

The Fund’s subadviser employs a macro-driven, top-down investment process to identify investment themes that have broad effects across industries and companies.  The initial themes that will be the focus of the Fund’s investments are: (i) waste and pollution, (ii) transportation and logistics, (iii) vaccines, healthcare and drug delivery, (iv) cyber security and defense and (v) new energy.  The subadviser believes that these themes could evolve into major determinants of global economic and profits growth during the next decade.  The themes may change over time based on the subadviser’s research and analysis.  After identifying the themes for the Fund, the subadviser applies proprietary, quantitative screens to a large universe of companies to select securities for each theme-based segment of the Fund’s portfolio.  See “The Fund’s Investments—Investment Strategies” and “Management of the Fund—Subadviser Investment Process and Philosophy” in this prospectus.

No Prior History and No Liquid Market.  The Fund is newly organized.  Its Common Stock will not be listed for trading on any securities exchange.  Accordingly, no secondary market for the Fund’s Common Stock is expected to exist, and an investment in the Fund’s shares should be considered illiquid.  The Fund is designed primarily for long-term investors who are prepared to hold the shares of Common Stock until the expiration of the Fund’s term.

Micro-Cap Companies. Micro-cap companies may be newly formed or in the early stages of development with limited product lines, markets or financial resources. Micro-cap stock prices may be more volatile than those of small-sized companies, and such stocks may be more thinly traded and thus difficult for the Fund to buy and sell in the market.

Emerging and Frontier Markets.  Funds that invest a significant portion of their assets in the securities of issuers based in countries with “emerging market” economies are subject to greater levels of non-U.S. investment risk than funds investing primarily in more-developed non-U.S. markets, since emerging market securities may present market, credit, currency, liquidity, legal, political and other risks greater than, or in addition to, the risks of investing in developed non-U.S. countries.  These risks are increased in countries with “frontier market” economies.

Tender Offers. Beginning in 2016, the Fund intends, but is not obligated, to conduct [semi-annual] tender offers for  an aggregate of up to [10%] annually of its Common Stock then outstanding, in the sole discretion of its board of directors.  The number of shares tendered for repurchase may exceed the number that the Fund offers to repurchase.  If that happens, the Fund will repurchase shares on a pro-rata basis, and tendering shareholders will not have all of their tendered shares repurchased by the Fund. The Fund does not expect to make a tender offer for its Common Stock during its first [12] months of operations.

Investing in the Fund’s Common Stock involves certain risks.  Investing in micro-cap companies and in emerging market and frontier market companies presents a high degree of risk.  You could lose some or all of your investment.  See “Risks” beginning on page [   ] of this prospectus.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

___________________

	Per Share	Total
Public offering price, exclusive of sales load	$ 50.00	$
Maximum sales load(1)	$[ ]	$
Estimated offering expenses(2)	$0.10	$
Proceeds, after expenses, to the Fund(2)	$[ ]	$

(1)
The Common Stock will be sold at $50 per share plus a sales load.  The sales load will be imposed by and paid to the party responsible for selling the Common Stock to an investor.  The initial sales load may not exceed [   ]% of the offering price.  Radiance Asset Management, LLC and Richard Bernstein Advisors LLC (and not the Fund) have agreed to pay from their own assets a structuring fee to [___________] (“[_____]”).  See “Plan of Distribution.”

(2)
Total offering expenses to be paid by the Fund (other than the sales load) are estimated to be approximately $[_______], which represents $0.10 per share of Common Stock.  Radiance Asset Management, LLC and Richard Bernstein Advisors LLC have agreed to pay (i) all of the Fund’s organizational expenses and (ii) the Fund’s offering expenses (other than the sales load) in excess of $0.10 per share.

(continued from cover page)

The Offering.  The Fund is offering, pursuant to this prospectus on a best efforts basis, Common Stock, at a purchase price equal to $50 per share plus a sales load of up to $[   ] per share.  The minimum required purchase by each investor is 500 shares of Common Stock.  The termination date of the offering is expected to occur on or about [   ], 2015.

Leverage.  The Fund may use leverage to seek to achieve its investment objective.  Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund may use leverage through borrowings, including loans from certain financial institutions and/or the issuance of debt securities (collectively, “Borrowings”), in an aggregate amount of up to 33 1/3% of the Fund’s Managed Assets immediately after such Borrowings.  “Managed Assets” of the Fund shall mean total assets of the Fund, including any form of investment leverage, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund’s investment objective and policies, and/or (iv) any other means.  For purposes of calculating “Managed Assets,” the liquidation preference of any preferred stock outstanding is not considered a liability.  Although the Fund currently does not intend to do so, the Fund also may use leverage through the issuance of preferred stock in an aggregate amount of up to 50% of the Fund’s Managed Assets immediately after such issuance.  In addition to Borrowings and the issuance of preferred stock, the Fund may enter into certain investment management strategies, such as reverse repurchase agreements or derivatives transactions to achieve investment leverage (such investments and transactions collectively, “effective leverage”).  The Fund considers effective leverage to result from any investment strategy which is used to increase gross investment exposure in excess of the Fund’s net asset value. Effective leverage does not include exposure obtained for hedging purposes, from securities lending, or to manage the Fund’s currency exposure.  See “Use of Leverage” and “Risks—Leverage Risk.”

  Manager and Subadviser.  Radiance Asset Management, LLC (“RAM”), the Fund’s investment manager, will provide administrative and management services to the Fund. RAM is a newly-organized adviser and a wholly owned subsidiary of TS Capital, LLC (“TSC”).

Richard Bernstein Advisors LLC (“RBA”), the Fund’s subadviser, will be responsible for the day-to-day portfolio management of the Fund, subject to the supervision of the Fund’s board of directors and RAM.  As of [________], 2015, RBA had approximately $[_______] in assets under management.

Distributor.  TSC Distributors LLC (“TSCD”), an affiliate of TSC and RAM, acts as principal underwriter and distributor of the Fund’s Common Stock and serves in that capacity on a best-efforts basis, subject to various conditions. The principal business address of TSCD is 10 High Street, Suite 701, Boston, MA 02110.  TSCD has appointed [____________] as a Dealer, and additional Dealers may be appointed by [_____] (each, together with TSCD, a “Dealer”) to assist in the sale of the Fund’s Common Stock on a best-efforts basis.  The sales load for any one stockholder is payable to either [____] or a Dealer, as applicable, and is charged as a percentage of a prospective stockholder’s purchase amount.  The sales load represents a payment in addition to the stockholder’s investment.  The sales load will be subtracted from a prospective stockholder’s purchase amount and will neither constitute an investment made by the stockholder in the Fund nor form part of the assets of the Fund.  See “Plan of Distribution.”

Limited Term.  It is anticipated that the Fund will terminate on or before [    ], 2022.  While RAM expects the Fund to maintain a term of seven years, the Fund’s term may be shorter depending on market conditions.  If the Fund’s board of directors determines that under then current market conditions it is in the best interests of the Fund to do so, the Fund may extend the termination date for one year, to [    ], 2023, without a stockholder vote.  The Fund’s termination date can be further extended beyond [    ], 2023 by an amendment to the Articles of Incorporation approved by a majority of the directors and a majority of the outstanding voting securities of the Fund.  Beginning two years before the termination date (the “wind-down period”), RAM and RBA may begin liquidating all or a portion of the Fund’s portfolio through opportunistic sales.  During the wind-down period the Fund may deviate from its investment strategy of investing at least 80% of the value of its net assets, plus any borrowings for investment purposes, in micro-cap companies.  The Fund’s investment objective and policies are not designed to seek to return to investors that purchase Common Stock in this offering their initial investment on the termination date, and such initial investors and any investors that purchase Common Stock after the completion of this offering may receive more or less than their original investment upon termination.

Tender Offers. Beginning in 2016, the Fund intends, but is not obligated, to conduct [semi-annual] tender offers for an aggregate amount of up to [10]% annually of its Common Stock then outstanding in the sole discretion of its board of directors.  In a tender offer, the Fund repurchases outstanding shares of Common Stock at the Fund’s net asset value or a percentage of the Fund’s net asset value on the last day of the offer.  The number of shares tendered for repurchase may exceed the number that the Fund offers to repurchase.  If that happens, the Fund will repurchase shares on a pro-rata basis, and tendering shareholders will not have all of their tendered shares repurchased by the Fund.  In any [semi-annual period], RAM and RBA may or may not recommend to the board of directors that the Fund conduct a tender offer.  Accordingly, there may be periods in which no tender offer is made, and it is possible that no tender offers will be conducted during the term of the Fund at all.  The Fund does not expect to make a tender offer for its Common Stock during its first [12] months of operations.  If a tender offer is not made, stockholders may not be able to sell their Common Stock as it is unlikely that a secondary market for the Common Stock will develop or, if a secondary market does develop, shareholders may be able to sell their Common Stock only at substantial discounts from net asset value.  The Fund is designed primarily for long-term investors, who are prepared to hold the shares of Common Stock until the expiration of the Fund’s term, and an investment in the Fund’s Common Stock should be considered illiquid.

You should read this prospectus, which contains important information about the Fund that you should know, before deciding whether to invest, and retain it for future reference.  A Statement of Additional Information, dated [_____], 2015, as it may be amended (the “SAI”), containing additional information about the Fund, has been filed with the Securities and Exchange Commission (the “SEC”) and is incorporated by reference in its entirety into this prospectus.  You may request a free copy of the SAI (the table of contents of which is on page [   ] of this prospectus), annual and semi-annual reports to stockholders (when available), and additional information about the Fund by calling [     ], by writing to the Fund at [_____________] or visiting the Fund’s website (http://www.[    ].com).  The SAI and additional information regarding the Fund has been filed with the SEC and is available upon written or oral request and without charge. Information about the Fund can be reviewed and copied at the SEC’s public reference room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the public reference room. This information also is available on the SEC’s website at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by writing to the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C., 20549-0102. You may also email requests for these documents to publicinfo@sec.gov. All website addresses herein are inactive textual references, and the information from websites is not incorporated into this prospectus.

The Fund’s Common Stock does not represent a deposit or obligation of, and is not guaranteed or endorsed by, any bank or other insured depository institution, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency.

TABLE OF CONTENTS

PROSPECTUS SUMMARY	1
SUMMARY OF FUND EXPENSES	20
THE FUND	20
USE OF PROCEEDS	21
THE FUND’S INVESTMENTS	21
USE OF LEVERAGE	26
RISKS	27
MANAGEMENT OF THE FUND	35
NET ASSET VALUE	38
DISTRIBUTIONS	39
DESCRIPTION OF SHARES	39
CERTAIN PROVISIONS IN THE ARTICLES OF INCORPORATION AND BY-LAWS	40
TENDER OFFERS	42
TAX MATTERS	43
PLAN OF DISTRIBUTION	46
ADMINISTRATOR, FUND ACCOUNTANT AND TRANSFER AGENT	46
CUSTODIAN	47
FISCAL YEAR AND TAX YEAR	47
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	47
LEGAL OPINIONS	47
TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION	48

You should rely only on the information contained in or incorporated by reference into this prospectus.  The Fund has not authorized anyone to provide you with different information.  If anyone provides you with different or inconsistent information, you should not rely on it.  The Fund is not making an offer of these securities in any jurisdiction where the offer is not permitted.

v

PROSPECTUS SUMMARY

This is only a summary.  This summary does not contain all of the information that you should consider before investing in the Fund’s Common Stock.  You should review the more detailed information contained elsewhere in this prospectus and in the Statement of Additional Information (the “SAI”), especially the information under the heading “Risks.”

The Fund	TSC/Richard Bernstein Global Thematic Micro-Cap Fund, Inc. (the “Fund”) is a newly organized, diversified, closed-end management investment company.

The Offering
The Fund is offering shares of Common Stock at $50.00 per share, plus a sales load of up to $[   ] per share, through TSC Distributors LLC (“TSCD”).  The shares of Common Stock are called “Common Stock” in the rest of this prospectus.  You must purchase at least 500 shares of Common Stock in order to participate in this offering.  See “Plan of Distribution.”

Investors should consider their investment goals, time horizons and risk tolerance before investing in the Fund.  The Fund’s Common Stock will not be listed for trading on any securities exchange, and no secondary market for the Fund’s Common Stock is expected to develop.  An investment in the Fund should be considered illiquid, is not appropriate for all investors, and the Fund is not intended to be a complete investment program.  The Fund is designed as a long-term investment and not as a trading vehicle.

Investment Objective	The Fund’s investment objective is long-term capital appreciation. There can be no assurance the Fund will achieve its investment objective. See “The Fund’s Investments.”

Investment Strategies	The Fund will seek to achieve its investment objective by investing primarily in equity securities of micro-cap companies from around the world in certain thematic areas. Under normal market conditions, the Fund will invest at least 80% of the value of its net assets, plus any borrowings for investment purposes, in micro-cap companies. The Fund considers a company to be a micro-cap company if its market capitalization, at the time of purchase, is under $1 billion. Equity securities include common stock, preferred stock, depositary receipts, participation notes and warrants. The Fund will invest in companies from both developed and emerging market countries, including frontier market countries. The portion of the Fund’s assets invested in any particular region or country will vary based on market conditions.

Richard Bernstein Advisors, LLC (“RBA”), the Fund’s subadviser, employs a macro-driven, top-down investment process to identify investment themes that have broad effects across industries and companies.  Themes are identified by RBA through fundamental analysis of long-term secular growth trends affecting multiple industries and the effect of such trends on entire industries and individual companies.  The initial themes that will be the focus of the Fund’s investments are: (i) waste and pollution, (ii) transportation and logistics, (iii) vaccines, healthcare and drug delivery, (iv) cyber security and defense and (v) new energy.  The subadviser believes that these themes could evolve into major determinants of global economic and profits growth during the next decade.  The Fund is not required to allocate assets equally among themes, and the amounts can vary based on the subadviser’s views as to how to attain the Fund’s objective.  The themes may change over time based on the subadviser’s research and analysis.

After identifying the themes for the Fund, the subadviser applies proprietary, quantitative screens to a universe of more than 11,000 companies that comprise the Standard & Poor’s Global Broad Market Index (the “S&P Global Broad Market Index”) to select securities for each theme-based segment of the Fund’s portfolio.  The S&P Global Broad Market Index is a comprehensive rules-based index measuring global stock performance.  As of February 27, 2015, the market capitalization of companies in the S&P Global Broad Market Index ranged from $12.4 million to $753.4 billion.  Companies are considered for inclusion in the Fund’s portfolio only if they fall within the bottom third of the universe by market capitalization and are not heavily covered by research analysts.  The subadviser believes that micro-cap companies that are thinly traded and not generally followed by research analysts outperform most other asset classes over long periods of time, although they are subject to greater volatility than the overall stock markets on which they are traded.

Under normal market conditions, the Fund will invest significantly (at least 40% of its assets, unless market conditions are not deemed favorable by the subadviser, in which case the Fund will invest at least 30% of its assets) in securities of non-U.S. issuers.  Securities held by the Fund may be denominated in both U.S. dollars and non-U.S. currencies. The Fund may invest in securities of companies from various industries and sectors, and may have different percentages of its assets invested in a particular industry or sector at a given time.  The Fund does not intend to concentrate its investments in any industry, although it could have more than 25% of it assets invested in one or more sectors or themes from time to time.

As an alternative to holding investments directly, the Fund may obtain investment exposure to securities in which it may invest directly by investing in other investment companies, including U.S. registered exchange-traded funds (“ETFs”) and mutual funds and foreign pooled investment vehicles.  ETFs, mutual funds and foreign pooled investment vehicles may provide more efficient and economical exposure to the types of companies and geographic locations in which the Fund seeks to invest than direct investments.  The Fund may invest in certain ETFs and mutual funds beyond the limits under the 1940 Act, subject to certain terms and conditions.  The Fund may consider an ETF as a micro-cap company for purposes of satisfying the Fund’s 80% policy if the ETF invests at least 80% of its assets in the securities of micro-cap companies.

The Fund may engage in derivative transactions to seek return, to hedge against fluctuations in securities prices or currency exchange rates and/or as a substitute for the purchase or sale of securities or currencies.  The Fund expects to use derivatives principally when seeking to gain exposure to equity securities using futures contracts and/or when seeking to reduce exposure to certain currencies by buying or selling forward foreign currency exchange contracts.  To the extent that the Fund invests in derivatives with an underlying asset that meets the 80% policy of investing in micro-cap companies, the market value of the derivative would be included to meet the 80% minimum.

The Fund may invest in cash or cash equivalents, including obligations of the U.S. government, its agencies or instrumentalities, U.S and foreign bank certificates of deposit, fixed time deposits, repurchase agreements, bankers’ acceptances and other short-term instruments with a remaining maturity of 397 days or less. The Fund may also lend its securities.

The investments in the Fund may be potentially more volatile than the overall stock market as many stocks in the Fund’s portfolio are thinly traded and some may be illiquid.  Therefore, an investment in the Fund is structured to be a long term investment.

The Fund may invest all or a portion of its assets in illiquid securities, which are securities that cannot be sold within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities (“Illiquid Securities”).

Percentage limitations described in this prospectus are as of the time of investment by the Fund and may be exceeded on a going-forward basis as a result of market value fluctuations of the Fund’s portfolio securities.  While the Fund may sell a security if its market capitalization exceeds the definition of micro-cap company, it is not required to do so.

The Fund may depart from its principal investment strategy in response to adverse economic, market or political conditions.  During such periods, the Fund may invest all or a portion of its assets in obligations of the U.S. government, its agencies or instrumentalities; investment grade fixed income securities; investment grade commercial paper; certificates of deposit and bankers’ acceptances; money market mutual fund shares; repurchase agreements with respect to any of the foregoing investments or any other fixed income securities that the subadviser considers consistent with this strategy.  It is impossible to predict when, or for how long, the Fund will use these alternative strategies.  There can be no assurance that such strategies will be successful.  See “The Fund’s Investments—Investment Strategy” and “Management of the Fund—Subadviser Investment Process and Philosophy” in this prospectus.

Limited Term
It is anticipated that the Fund will terminate on or before [   ], 2022.  Radiance Asset Management, LLC (“RAM”), the Fund’s investment manager, expects the Fund to maintain a term of seven years.  However, the Fund’s term may be shorter or longer depending on market conditions.  If the Fund’s board of directors (the “Board of Directors” or the “Board”) determines that under then current market conditions it is in the best interests of the Fund to do so, the Fund may extend the termination date for one year, to [   ], 2023, without a stockholder vote.  The Fund’s termination date can be further extended beyond [   ], 2023 by an amendment to the Articles of Incorporation (“Articles”) approved by a majority of the directors and a majority of the outstanding voting securities of the Fund.  Beginning two years before the termination date (the “wind-down period”), RAM and RBA may begin liquidating all or a portion of the Fund’s portfolio through opportunistic sales.  During the wind-down period the Fund may deviate from its investment strategy of investing at least 80% of the value of its net assets, plus any borrowings for investment purposes, in micro-cap companies.  Upon its termination, it is anticipated that the Fund will have distributed substantially all of its net assets to stockholders, although securities for which no market exists or securities trading at depressed prices, if any, may be placed in a liquidating trust.  Securities placed in a liquidating trust may be held for an indefinite period of time until they can be sold or have paid out all of their cash flows.  The Fund’s investment objective and policies are not designed to seek to return to investors that purchase shares in this offering their initial investment on the termination date, and such initial investors and any investors that purchase Common Stock after the completion of this offering may receive more or less than their original investment upon termination.

Leverage
The Fund may use leverage to seek to achieve its investment objective. Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund may use leverage through borrowings, including loans from certain financial institutions and/or the issuance of debt securities (collectively, “Borrowings”), in an aggregate amount of up to 33 1/3% of the Fund’s Managed Assets immediately after such Borrowings.  “Managed Assets” of the Fund shall mean total assets of the Fund, including any form of investment leverage, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund’s investment objective and policies, and/or (iv) any other means. For purposes of calculating “Managed Assets,” the liquidation preference of any preferred stock outstanding is not considered a liability.  Although the Fund currently does not intend to do so, the Fund also may use leverage through the issuance of preferred stock in an aggregate amount of up to 50% of the Fund’s Managed Assets immediately after such issuance. In addition to Borrowings and the issuance of preferred stock, the Fund may enter into certain investment management strategies, such as reverse repurchase agreements or derivatives transactions to achieve investment leverage (such investments and transactions collectively, “effective leverage”).

The Fund considers effective leverage to result from any investment strategy which is used to increase gross investment exposure in excess of the Fund’s net asset value. Effective leverage does not include exposure obtained for hedging purposes, from securities lending, or to manage the Fund’s currency exposure.

There is no assurance that the Fund will utilize leverage or, if leverage is utilized, that it will be successful in enhancing the level of the Fund’s cash distributions or total return. Leverage is a speculative technique and there are special risks and costs associated with leverage. The cost associated with any use of leverage will be borne by the holders of Common Stock (“Common Stockholders”). The Board of Directors will determine whether the Fund should utilize leverage, the terms of such leverage and the timing of its offering or arrangement. Through the use of leverage, the Fund will seek to obtain a higher return for the Common Stockholders than if the Fund did not use leverage. The use of leverage is a speculative technique and investors should note that there are special risks and costs associated with the leveraging of the Common Stock. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed. When leverage is used, the net asset value and market price of the Common Stock will be more volatile. In addition, because the fees received by the RAM and RBA are based on the Managed Assets of the Fund (including the liquidation preference of preferred stock, the principal amount of outstanding Borrowings and the proceeds of any reverse repurchase agreements), RAM and RBA have a financial incentive for the Fund to use certain forms of leverage (e.g., Borrowings, preferred stock and reverse repurchase agreements), which may create a conflict of interest between RAM and RBA, on the one hand, and the Common Stockholders, on the other hand.

So long as the Fund is able to realize a higher net return on its investment portfolio than the then-current cost of any leverage together with other related expenses, the effect of the leverage will be to cause Common Stockholders to realize higher current net investment income than if the Fund were not so leveraged. On the other hand, to the extent that the then-current cost of any leverage, together with other related expenses, approaches the net return on the Fund’s investment portfolio, the benefit of leverage to Common Stockholders will be reduced, and if the then-current cost of any leverage were to exceed the net return on the Fund’s portfolio, the Fund’s leveraged capital structure would result in a lower rate of return to Common Stockholders than if the Fund were not so leveraged. The use by the Fund of leverage through reverse repurchase agreements involves additional risks, including the risk that the market value of the securities that the Fund is obligated to repurchase may decline below the repurchase price, the risk that the Fund will be required to sell securities at inopportune times or prices in order to repay leverage and the risk that the counterparty may be unable to return the securities to the Fund. See “Use of Leverage” and “Risks—Leverage Risk.”

Derivatives
Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to individual debt or equity instruments, interest rates, currencies or currency exchange rates, commodities related indexes or other assets.  The Fund may buy or sell derivative instruments for hedging and risk management purposes and for investment purposes.  Derivative instruments include options contracts, futures contracts, options on futures contracts, indexed securities, currency forwards, and swap agreements.  The Fund anticipates that its primary investments in derivatives will entail investments in futures and currency forwards, although the Fund may also invest in other forms of derivatives.

Derivative instruments can be illiquid, may disproportionately increase losses, and may have a potentially large impact on Fund performance. In addition, because losses on certain derivative instruments arise from changes in the value of a reference security or other asset, such losses are theoretically unlimited. See “The Fund’s Investments—Additional Investment Activities—Derivatives” and “Risks—Derivatives Risk.”

Distributions	The Fund intends to distribute annually its net investment income and any realized capital gains. See “Distributions.”

Tender Offers
The Fund’s Common Stock will not be listed for trading on a securities exchange.  In recognition that a secondary market for the Fund’s Common Stock is unlikely to exist, beginning in 2016 the Fund intends, but is not obligated, to conduct [semi-annual] tender offers for an aggregate amount of up to [10]% annually of its Common Stock then outstanding in the sole discretion of its Board.  The number of shares tendered for repurchase may exceed the number that the Fund offers to repurchase.  If that happens, the Fund will repurchase shares on a pro-rata basis, and tendering shareholders will not have all of their tendered shares repurchased by the Fund.  The Fund does not expect to make a tender offer for its Common Stock during its first [12] months of operations.  In a tender offer, the Fund repurchases outstanding Common Stock at the Fund’s net asset value or at a percentage of the Fund’s net asset value on the last day of the offer.  In any given [semi-annual] period, RAM and RBA may or may not recommend to the Board of Directors that the Fund conduct a tender offer.  For example, if adverse market conditions cause the Fund’s investments to be more thinly traded than usual or a greater portion to be illiquid or trade at depressed prices or if RAM and RBA believe that conducting a tender offer for [10]% or less, as applicable, of the Fund’s Common Stock then outstanding would impose an undue burden on stockholders that do not tender compared to the benefits of giving stockholders the opportunity to sell all or a portion of their Common Stock at net asset value, the Fund may choose not to conduct a tender offer or may choose to conduct a tender offer for less than [10]% annually of its Common Stock then outstanding.  Accordingly, there may be periods in which no tender offer is made, and it is possible that no tender offers will be conducted during the term of the Fund at all.  If a tender offer is not made, stockholders may not be able to sell their Common Stock as it is unlikely that a secondary market for the Common Stock will develop or, if a secondary market does develop, stockholders may be able to sell their Common Stock only at substantial discounts from net asset value.  If the Fund does conduct tender offers, it may be required to sell its more liquid portfolio securities to purchase shares of Common Stock that are tendered, which may increase risks for remaining stockholders and increase fund expenses as a percent of assets.  The Fund is designed primarily for long-term investors, and an investment in the Fund’s Common Stock should be considered illiquid.  See “Tender Offers.”

Manager
RAM will be the Fund’s investment manager.  RAM, a wholly-owned subsidiary of TS Capital, LLC (“TSC”), is a registered investment adviser and supervises the day-to-day management of the Fund’s portfolio by RBA.  In addition, RAM performs administrative and management services necessary for the operation of the Fund, such as (1) supervising the overall administration of the Fund, including negotiation of contracts and fees with and the monitoring of performance and billings of the Fund’s administrator, transfer agent, stockholder servicing agents, custodian and other independent contractors or agents; (2) providing certain compliance services; (3) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to stockholders and (4) maintaining the Fund’s existence. RAM is a newly-organized adviser that provides advisory services to investment companies, including registered unit investment trusts.

RAM will receive an annual fee, payable monthly, in an amount equal to [ ]% of the Fund’s average daily Managed Assets. The Fund will pay all of its offering expenses up to $0.10 per share of Common Stock, and RAM and RBA have agreed to pay (i) all of the Fund’s organizational expenses, which are estimated to be $[ ] and (ii) the Fund’s offering expenses (other than the sales load), to the extent offering expenses are in excess of $0.10 per share. The Fund’s management fees and other expenses are borne by the Common Stockholders. See “Summary of Fund Expenses” and “Management of the Fund.”

Subadviser
RBA will be the Fund’s subadviser.  RBA is a registered investment adviser and will be responsible for the day-to-day portfolio management of the Fund subject to the supervision of the Fund’s Board and RAM.  As of [_____], 2015, RBA had approximately $[3.4] billion in assets under management.

RBA will receive an annual subadvisory fee, payable monthly, from RAM in an amount equal to [   ]% of the management fee paid to RAM.  No advisory fee will be paid by the Fund directly to RBA.  See “Management of the Fund.”

Distributor; Dealers, Sales Load
TSCD is the distributor of the Common Stock and serves in that capacity on a best-efforts basis, subject to various conditions.  [     ] has been appointed as a Dealer by TSCD.  Other Dealers may be appointed by TSCD (each, together with TSCD, a “Dealer”) to assist in the sale of the Fund’s Common Stock on a best-efforts basis.  The sales load for any one stockholder is payable to either TSCD or a Dealer, as applicable, and is charged as a percentage of a prospective stockholder’s purchase amount.  The sales load represents a payment in addition to the stockholder’s investment.  The sales load will be subtracted from a prospective stockholder’s purchase amount and will neither constitute an investment made by the stockholder in the Fund nor form part of the assets of the Fund.  See “Plan of Distribution.”

Investments in the Fund are subject to a maximum sales load not to exceed [   ] of the amount invested. See “Plan of Distribution.”  Dealers generally will receive all of the sales load with respect to the Common Stock purchased by their customers.

Administrator, Fund Accountant and Transfer Agent
U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) is the Fund’s administrator.  USBFS provides certain administrative services to the Fund, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Fund’s independent contractors and agents; preparation for signature by an officer of the Fund of all documents required to be filed for compliance by the Fund with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including net asset value and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Fund, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. In this capacity, USBFS does not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.

USBFS also acts as fund accountant and transfer agent (the “Transfer Agent”) under separate agreements.  See “Administrator, Fund Accountant and Transfer Agent.”

Custodian	[ ] (“[ ]” or the “Custodian”) is the Fund’s custodian and safeguards and controls the Fund’s cash and securities, determines income and collects interest on Fund investments. See “Custodian.”

Selected Risk Considerations
An investment in the Fund’s Common Stock involves various material risks.  The following is a summary of certain of these risks.  It is not complete, and you should read and consider carefully the more complete list of risks described below under “Risks” before purchasing our Common Stock in this offering.

General Fund Investing Risk. The Fund is not a complete investment program, and you may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person. Investment companies, investment advisers, other market participants and many securities markets are subject to rules and regulations and the jurisdiction of one or more regulators. Changes to applicable rules and regulations could have an adverse effect on securities markets and market participants, as well as on the Fund’s ability to execute its investment strategy.

Liquidity of Shares Risk.  The Fund is designed primarily for long-term investors who are prepared to hold the shares of Common Stock until the end of the Fund’s term, and an investment in the Fund’s Common Stock should be considered illiquid.  The Fund’s Common Stock will not be listed for trading on a securities exchange.  In recognition that a secondary market for the Fund’s Common Stock is unlikely to exist, beginning in 2016 the Fund intends, but is not obligated, to conduct [semi-annual] tender offers for an aggregate amount of up to [10]% annually of its Common Stock then outstanding in the sole discretion of its Board.  The Fund does not expect to make a tender offer for its Common Stock during its first [12] months of operations.  In any given [semi-annual] period, RAM and RBA may or may not recommend to the Board that the Fund conduct a tender offer.  For example, if adverse market conditions cause the Fund’s investments to be more thinly traded than usual or a greater portion to be illiquid or trade at depressed prices or if RAM and RBA believe that conducting a tender offer for [10]% or less, as applicable, of the Fund’s Common Stock then outstanding would impose an undue burden on stockholders that do not tender compared to the benefits of giving stockholders the opportunity to sell all or a portion of their Common Stock at net asset value, the Fund may choose not to conduct a tender offer or may choose to conduct a tender offer for less than [10]% annually of its Common Stock then outstanding.  Accordingly, there may be periods in which no tender offer is made, and it is possible that no tender offers will be conducted during the term of the Fund at all.  If a tender offer is not made, stockholders may not be able to sell their Common Stock as it is unlikely that a secondary market for the Common Stock will develop or, if a secondary market does develop, stockholders may be able to sell their Common Stock only at substantial discounts from net asset value.  If the Fund does conduct tender offers, it may be required to sell its more liquid portfolio securities to purchase shares of Common Stock that are tendered, which may increase risks for remaining stockholders and increase fund expenses as a percent of assets.  In addition, while the Fund is permitted to borrow money to finance the repurchase of Common Stock pursuant to tender offers, there can be no assurance that the Fund will be able to obtain such financing if it attempts to do so.  Moreover, if the Fund’s portfolio does not provide adequate liquidity to fund tender offers, the Fund may extend the last day of any tender offer or choose to pay tendering stockholders with a promissory note, which will cause the stockholder to be paid at a later date than if the tender offer were not extended or if the promissory note were not issued.

No History of Operations.  The Fund is a newly organized, diversified, closed-end management investment company with no history of operations.  As a result, prospective investors have no track record or history on which to base their investment decision.

Investment and Market Risk.  An investment in the Fund is subject to investment risk, including the possible loss of the entire amount that you invest.  Your investment in Common Stock represents an indirect investment in the assets owned by the Fund.  The value of the Fund’s portfolio securities may move up or down, sometimes rapidly and unpredictably.  The Fund intends to take advantage of what RBA believes to be current market inefficiencies by investing in a portfolio of equity securities of U.S and non-U.S companies that are thinly traded or receive limited coverage by research analysts and, therefore, are relatively undiscovered, but if such inefficiencies do not persist during the period when the Fund is investing the net proceeds of this offering, the Fund’s returns may be adversely affected.  At any point in time, your Common Stock may be worth less than your original investment.

Common Stock Risk.  The Fund will invest in common stocks.  An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund.  In addition, the prices of common stocks are sensitive to general movements in the stock market, and a drop in the stock market may depress the prices of common stocks to which the Fund has exposure.  Common stock prices fluctuate for several reasons including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting an issuer occur.  In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.  The value of the common stocks in which the Fund may invest will be affected by changes in the stock markets generally, which may be the result of domestic or international political or economic news, changes in interest rates or changing investor sentiment.  At times, stock markets can be volatile and stock prices can change substantially.  The common stocks of smaller companies are more sensitive to these changes than those of larger companies.  Common stock risk will affect the Fund’s net asset value per share, which will fluctuate as the value of the securities held by the Fund change.

Small-Sized Companies Risk. Investing in smaller, and often newer, companies involves a number of significant risks, including but not limited to:

·	small-sized companies typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and changing market conditions, as well as general economic downturns;

·	small-sized companies are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on the issuer;

·	small-sized companies generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position; and

·	small-sized companies may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow.

Micro-Cap Companies Risk.  Micro-cap companies may be newly formed or in the early stages of development with limited product lines, markets or financial resources. The risks of investing in small-sized companies are magnified in micro-cap companies. For example, micro-cap companies may be less financially secure than larger small-sized companies and may be more vulnerable to key personnel losses due to reliance on a smaller number of management personnel. In addition, there may be less public information available about these companies.  Micro-cap stock prices may be more volatile than those of larger small-sized companies, and such stocks may be more thinly traded and thus more difficult for the Fund to buy and sell in the market.

Non-U.S. Securities Risk.  The Fund intends to invest a substantial portion of its assets in securities of non-U.S. issuers, including issuers in emerging markets and frontier markets. Investing in securities of non-U.S. issuers, which are generally denominated in non-U.S. currencies, may involve certain risks not typically associated with investing in securities of U.S. issuers. These risks include that: (i) there may be less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) non-U.S. markets may be smaller, less liquid and more volatile than the U.S. market; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund’s investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; (v) the impact of economic, political, social or diplomatic events; (vi) certain non-U.S. countries may impose restrictions on the ability of non-U.S. issuers to make payments of principal and interest to investors located in the United States due to blockage of non-U.S. currency exchanges or otherwise; and (vii) withholding and other non-U.S. taxes may decrease the Fund’s return. These risks may be more pronounced to the extent that the Fund invests a significant amount of its assets in companies located in one region or in emerging markets.

Emerging Markets Risk.  The Fund’s investments in emerging markets may be considered speculative. Heightened risks of investing in emerging markets debt include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Frontier Markets Risk.  Frontier markets countries are a subset of emerging markets countries. Investments in frontier markets can involve risks in addition to and greater than those generally associated with investing in more developed foreign markets.  Frontier markets countries generally have smaller economies or less developed capital markets than traditional emerging markets and, as a result, the risks of investing in emerging markets countries are magnified in frontier markets countries.  The extent of economic development, political stability, market depth, infrastructure, capitalization, and regulatory oversight can be less than in more developed markets.  Frontier market economies can be subject to greater social, economic, regulatory, and political uncertainties.  All of these factors can make frontier market securities more volatile and potentially less liquid than securities issued in more developed markets, including more developed emerging markets.

Custody/sub-custody risk.  To the extent that the Fund invests in securities in markets where custodial and/or settlement systems are not fully developed, there may be very limited regulatory oversight of certain foreign banks or securities depositories that hold foreign securities and foreign currency. The laws of certain countries may limit the ability to recover such assets if a foreign bank or depository or their agents goes bankrupt and the assets of the Fund may be exposed to risk in circumstances where the custodian/sub-custodian, RAM or RBA will have no liability.

Tax Risk Related to Foreign Investments. Because the Fund will invest a substantial portion of its assets outside of the U.S., additional investment risks include: the possible imposition of foreign withholding taxes on certain amounts of the Fund’s income, which may reduce the net return on non-U.S. investments as compared to income received from a U.S. issuer; possible confiscatory taxation; and other foreign governmental laws or restrictions which might affect adversely payments due on securities held by the Fund. In particular, the Fund will be subject to foreign withholding or other foreign taxes with respect to dividend and interest income (and possibly, in some cases, capital gains) on certain foreign securities, thereby reducing the amount available for distribution to shareholders. The United States has entered into tax treaties with many foreign countries which may entitle a Fund to a reduced rate of such taxes or exemption from taxes on such income. Even in such a case, the ability for the Fund to avoid such foreign withholding taxes or reclaim withheld taxes may be impeded by onerous operational processes, regulatory challenges or other unforeseen difficulties in certain jurisdictions. There is no guarantee that the Fund will be able to realize such a reclaim benefit, even though it may be legally entitled to it. It is impossible to determine the effective rate of foreign tax for a Fund in advance since the amount of the assets to be invested within various countries is not known.

Currency Risk.  The value of securities denominated or quoted in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. The Fund’s investment performance may be negatively affected by a devaluation of a currency in which the Fund’s investments are denominated or quoted. Further, the Fund’s investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities denominated or quoted in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar. While the Fund may hedge its non-U.S. dollar-denominated securities into U.S. dollars, hedging may not alleviate all currency risks.   See “Risks—Currency Risk” and “—Derivatives Risk.”

Portfolio Liquidity Risk.  Certain securities, including securities of micro-cap companies and securities of emerging or frontier market issuers, may be difficult or impossible to sell at the time and the price that the Fund would like. In addition, if RBA is required to liquidate all or a portion of the Fund’s portfolio quickly, the Fund may realize significantly less than the value at which it had previously recorded its investments.  In addition, RBA may face other restrictions on its ability to liquidate portfolio securities to the extent that RBA or the Fund has material non-public information regarding the issuer of such securities.  Securities purchased by the Fund that are liquid at the time of purchase may subsequently become less liquid or illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions.

Depositary Receipts Risks. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities.  In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities.

Preferred Stock Risk. The Fund may invest in preferred stocks, which are unique securities that combine some of the characteristics of both common stocks and bonds. Preferred stocks are typically subordinated to bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income and assets, and therefore will be subject to greater credit risk than those debt instruments. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by an issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Participation Notes Risk. Participation notes are issued by banks or broker-dealers and are designed to replicate the performance of foreign companies or foreign securities markets and can be used by the Fund as an alternative means to access the securities market of a country. The performance results of participation notes will not replicate exactly the performance of the foreign companies or foreign securities markets that they seek to replicate due to transaction and other expenses. Investments in participation notes involve the same risks associated with a direct investment in the underlying foreign companies or foreign securities markets that they seek to replicate. There can be no assurance that the trading price of participation notes will equal the underlying value of the foreign companies or foreign securities markets that they seek to replicate. Participation notes are generally traded over-the-counter. Participation notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues them will not fulfill its contractual obligation to complete the transaction with the Fund. Participation notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, the counterparty, and the Fund is relying on the creditworthiness of such counterparty and has no rights under a participation note against the issuer of the underlying security. Participation notes involve transaction costs.

Warrants Risk. If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Risks of Investing in Other Funds. As an investor in another fund, including an ETF, mutual fund or foreign pooled investment vehicle, the Fund will be subject to the risks of the underlying securities in which the other fund invests. In addition, as a shareholder in another investment company, the Fund will bear its ratable share of that fund’s expenses, and would remain subject to payment of the Fund’s investment management fees with respect to the assets so invested. Common Stockholders would therefore be subject to duplicative expenses to the extent the Fund invests in other funds.

Derivatives Risk. The Fund may invest in derivatives, such as futures and forward currency exchange contracts. The primary risk of derivatives is the same as the risk of the underlying asset, namely that the value of the underlying asset may increase or decrease. Adverse movements in the value of the underlying asset can expose the Fund to losses. In addition, risks in the use of derivatives include:

•	an imperfect correlation between the price of derivatives and the movement of the securities prices or currency exchange rates being hedged or replicated;

•	the possible absence of a liquid secondary market for any particular derivative at any time;

•	the potential loss if the counterparty to the transaction does not perform as promised;

•	the possible need to defer closing out certain positions to avoid adverse tax consequences, as well as the possibility that derivative transactions may result in acceleration of gain, deferral of losses or a change in the character of gain realized;

•	because certain derivatives are “manufactured” by financial institutions, the risk that the Fund may develop a substantial exposure to financial institution counterparties;

•	the risk that the financial intermediary “manufacturing” the over-the-counter derivative, being the most active market maker and offering the best price for repurchase, will not continue to create a credible market in the derivative; and

•	the risk that a full and complete appreciation of the complexity of derivatives and how future value is affected by various factors including changing interest rates, exchange rates and credit quality is not attained.

There is no guarantee that derivatives will provide successful results and any success in their use depends on a variety of factors including the ability of the subadviser to predict correctly the direction of interest rates, securities prices, currency exchange rates and other factors.

Derivative instruments can be illiquid, may disproportionately increase losses, and may have a potentially large impact on Fund performance. See “The Fund’s Investments—Additional Investment Activities—Derivatives” in this prospectus and “Certain Investment Practices—Derivatives” in the SAI.

Sector and Themes Risks. To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a related group of industries within an industry sector or companies falling within a particular investment theme, the Fund may be more vulnerable to unfavorable developments in that industry sector or thematic grouping than funds that invest more broadly. The initial investment themes present these additional specific risks:

•	Waste and Pollution. Companies whose businesses relate to waste and pollution can be significantly affected by events relating to, among others, international political and economic developments, environmental protection regulatory activities, changes in government subsidy levels, energy conservation, commodity prices, and tax and other government regulations, as well as technological change.

•	Transportation and Logistics. Companies whose businesses relate to transportation and logistics can be significantly affected by changes in the economy, fuel prices, maintenance, labor relations, insurance costs, and government regulation. The stock prices of such companies are affected by both supply and demand for their specific products.

•	Defense. Companies whose businesses relate to defense are significantly affected by government defense regulation and spending policies because of their reliance to a significant extent on U.S. (and other) government demand for their products and services.

•	Cyber Security. Companies whose businesses relate to cyber security face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. The products of cyber security companies may face obsolescence due to rapid technological developments and frequent new product introduction, and such companies may face unpredictable changes in growth rates, competition for the services of qualified personnel and competition from foreign competitors with lower production costs.

•	Healthcare. Companies whose businesses relate to healthcare can be significantly affected by changes in regulatory, economic or political factors or trends. Technological advances can render an existing product, which may account for a disproportionate share of a company’s revenue, obsolete. Obtaining governmental approval from U.S. governmental agencies and from non-U.S. governmental agencies for new products can be lengthy, expensive and uncertain as to outcome.

Intense competition exists within and among certain healthcare industries, such as competition to obtain and sustain proprietary technology protection, including patents, trademarks and other intellectual property rights, upon which healthcare companies can be highly dependent for maintenance of profit margins and market exclusivity. Further, cost containment measures implemented by governments and the private sector have adversely affected certain sectors of the healthcare industries. The implementation of any such further cost containment measures may have an adverse effect on some companies in the healthcare industries.

These factors may result in abrupt advances and declines in the securities prices of particular companies and, in some cases, may have a broad effect on the prices of securities of companies in particular healthcare industries. Many of these risks also apply to vaccines and drug delivery companies.

•	New Energy. Many companies whose businesses relate to new energy may have narrow product lines and small market shares, which tend to render them more vulnerable to competitors’ actions, market conditions and government regulations, as well as to general economic downturns. The revenues, income (or losses) and valuations of such companies can and often do fluctuate suddenly and dramatically. In addition, markets in which new energy companies operate are generally characterized by abrupt business cycles and intense competition.

Leverage Risk. The Fund may elect to utilize leverage in an amount up to 33 1/3% of the Fund’s Managed Assets. Pursuant to the provisions of the 1940 Act, theFund may borrow an amount up to 33 1/3% of its assets less all liabilities other than borrowing or may issue preferred stock in an amount up to 50% of its assets (including the proceeds from leverage). The Fund may leverage its assets through borrowings, issuance of debt or preferred stock, and/or the use of reverse repurchase agreements. The Fund may also leverage its assets through the use of derivatives and other investment techniques. The Fund may use leverage for investment purposes, to finance the repurchase of its Common Stock and/or to meet cash requirements. Although the use of leverage by the Fund may create an opportunity for increased return for the Common Stock, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on the securities and investments purchased with leverage proceeds are greater than the cost of the leverage, the Common Stock’s return will be greater than if leverage had not been used. Conversely, if the income and gains from the securities and investments purchased with such proceeds do not cover the cost of leverage, the return to the Common Stock will be less than if leverage had not been used. Reverse repurchase agreements are also subject to the risks that the market value of the securities sold by the Fund may decline below the price of the securities the Fund is obligated to repurchase, and that the securities may not be returned to the Fund. There is no assurance that a leveraging strategy will be successful. Leverage involves risks and special considerations for Common Stockholders including:

•  the likelihood of greater volatility of net asset value and market price of the Common Stock than a comparable portfolio without leverage;

•  the risk that fluctuations in interest rates on borrowings and short-term debt or in the dividend rates on any preferred stock that the Fund may pay will reduce the return to the Common Stockholders or will result in fluctuations in the dividends paid on the Common Stock;

•  the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the Common Stock than if the Fund were not leveraged, which may result in a greater decline in the market price of the Common Stock; and

•  when the Fund uses leverage, the investment advisory fee payable to RAM will be higher than if the Fund did not use leverage. See “Risks—Leverage Risk.”

Reverse Repurchase Agreements Risk.  The Fund’s use of reverse repurchase agreements involves many of the same risks involved in the Fund’s use of leverage, as the use of reverse repurchase agreements is a form of leverage.  In addition, there is a risk that the market value of the securities retained by the Fund may decline.  If the buyer of securities under a reverse repurchase agreement were to file for bankruptcy or experiences insolvency, the Fund may be adversely affected.  Also, in entering into reverse repurchase agreements, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the underlying securities.  In addition, due to the interest costs associated with reverse repurchase agreements transactions, the Fund’s net asset value will decline, and, in some cases, the Fund may be worse off than if it had not used such instruments.

Market Disruption and Geopolitical Risk.  The aftermath of the war in Iraq, instability in Afghanistan, Pakistan and the Middle East and terrorist attacks in the United States and around the world may result in market volatility, may have long-term effects on the U.S.  and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide.  The Fund does not know how long the securities markets may be affected by these events and cannot predict the effects of these events or similar events in the future on the U.S. economy and securities markets.  The wars and occupation, terrorism and related geopolitical risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally.  Those events also could have an acute effect on individual issuers or related groups of issuers.  These risks also could adversely affect individual issuers and securities markets, interest rates, secondary trading, ratings, credit risk, inflation, deflation and other factors relating to the Fund’s investments and the market value and net asset value of the Common Stock.

Asian Economic Risk. Investments in Asian markets involve risks not typically associated with investments in securities of issuers in more developed countries.  The countries in Asia present different economic and political conditions from those in Western markets, and less social, political and economic stability.  Political instability could have an adverse effect on economic or social conditions in these economies and may result in outbreaks of civil unrest, terrorist attacks or threats or acts of war in the affected areas, any of which could materially and adversely affect the companies in which the Fund may invest.

European Economic Risk. The Economic and Monetary Union of the European Union (the “EU”) requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro (the common currency of certain EU countries), the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and their trading partners. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns or rising government debt levels in several European countries, including Greece, Ireland, Italy, Portugal and Spain. These events have adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe, including countries that do not use the euro.

Management Risk.  The Fund is subject to management risk because it is an actively managed investment portfolio.  RBA and each individual portfolio manager may not be successful in selecting the best performing securities or investment techniques, and the Fund’s performance may lag behind that of similar funds.  RBA uses quantitative investment techniques and analysis in making investment decisions for the Fund and there can be no assurance that these techniques will achieve the desired results.  In addition, while RBA has experience analyzing investments in micro-cap companies and in managing open-end funds, RBA has no experience managing a closed-end fund.

Limited Term Risk.  It is anticipated that the Fund will terminate on or before [   ], 2022.  While RAM expects the Fund to maintain a term of seven years, the Fund’s term may be shorter or longer depending on market conditions.  If the Fund’s Board of Directors determines that under then current market conditions it is in the best interests of the Fund to do so, the Fund may extend the termination date for one year, to [   ], 2023, without a shareholder vote.  The Fund’s termination date can be further extended beyond [   ], 2023 by an amendment to the Articles of Incorporation approved by a majority of the directors and a majority of the outstanding voting securities of the Fund.  Beginning two years before the termination date (the “wind-down period”), RAM and RBA may begin liquidating all or a portion of the Fund’s portfolio through opportunistic sales.  During the wind-down period the Fund may deviate from its investment strategy of investing at least 80% of the value of its net assets, plus any borrowings for investment purposes, in micro-cap companies.  As the assets of the Fund will be liquidated in connection with its termination, the Fund may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the Fund to lose money.

As the Fund approaches its termination date, the portfolio composition of the Fund may change as the Fund shifts its portfolio composition to securities RAM and RBA believe will provide adequate liquidity upon termination of the Fund, which may cause the Fund’s returns to decrease and the net asset value of the Common Stock to fall. Such investments may include more widely traded securities, more U.S. issuers, more cash investments and issuers other than micro-cap companies.

Rather than reinvesting the proceeds of its sold securities, the Fund may distribute the proceeds in one or more liquidating distributions prior to the final liquidation, which may cause the Fund’s fixed expenses to increase when expressed as a percentage of assets under management, or the Fund may invest the proceeds in lower yielding securities or hold the proceeds in cash, which may adversely affect the performance of the Fund.  The Board may choose to terminate the Fund prior to the required termination date, which would cause the Fund to miss any market appreciation that occurs after the Fund is terminated.  Conversely, the Board may decide against early termination, after which decision market conditions may deteriorate causing the Fund to experience losses.  Upon its termination, it is anticipated that the Fund will have distributed substantially all of its net assets to stockholders, although securities for which no market exists or securities trading at depressed prices, if any, may be placed in a liquidating trust.  Securities placed in a liquidating trust may be held for an indefinite period of time until they can be sold or pay out all of their cash flows.  The Fund cannot predict the amount of securities that will be required to be placed in a liquidating trust.

Anti-Takeover Provisions.  The Fund’s Articles and By-Laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund.  See “Certain Provisions in the Articles of Incorporation and By-Laws.”

SUMMARY OF FUND EXPENSES

The purpose of the following table and the example below is to help you understand all fees and expenses that you, as a holder of Common Stock, would bear directly or indirectly.  The expenses shown in the table under “Other Expenses” are based on estimated amounts for the Fund’s first full year of operations and assume that the Fund issues approximately [     ] shares of Common Stock.  If the Fund issues fewer shares of Common Stock, all other things being equal, these expenses would increase as a percentage of net assets attributable to the shares of Common Stock.  The “Other Expenses” shown in the table and related footnotes are based on estimated amounts.  The table assumes that the Fund does not use leverage.

Stockholder Transaction Expenses	Percentage of Offering Price
Sales Load (as a percentage of offering price)(1)	[ ]%
Offering Expenses Borne by the Fund’s Common Stockholders	.20%(2)

Annual Expenses	Percentage of Net Assets Attributable to Common Stock
Management Fee(3)	[ ] %
Other Expenses(4)	.[ ] %
Total Annual Expenses	[ ]%
_____________________

(1)
[     ] or Dealers will generally charge investors a sales load in connection with an investment in the Fund.  RAM and RBA (and not the Fund) have agreed to pay from their own assets a structuring fee to [     ].  See “Plan of Distribution.”

(2)
RAM and RBA have agreed to pay (i) all of the Fund’s organizational expenses, which are estimated to be $[   ], and (ii) the Fund’s offering expenses (other than the sales load) to the extent offering expenses are in excess of $0.10 per share of Common Stock, which are estimated to be $[     ].

RAM will receive an annual fee, payable monthly, in an amount equal to [   ]% of the Fund’s average daily Managed Assets.  RBA will receive an annual fee, payable monthly, in an amount equal to [    ]% of the management fee paid to RAM.  No advisory fee will be paid by the Fund directly to RBA.  The table above is based on net assets.

(4)	The annual “Other Expenses” shown in the table above is based upon estimated amounts for the current fiscal year and assumes that the Fund issues approximately [ ] shares of Common Stock.

Example

The following example illustrates the hypothetical expenses (including the sales load of $[    ] and estimated expense of this offering of $0.10) that you would pay on a $50 investment in Common Stock, assuming (i) “Total Annual Expenses” of [    ]% of net assets attributable to Common Stock in years one through ten and (ii) a 5% annual return:(1)

1 Year	3 Years	5 Years	10 Years
$[ ]	$[ ]	$[ ]	$[ ]
_____________________

(1)
The example above should not be considered a representation of future expenses.  Actual expenses may be higher or lower than those shown.  The example assumes that all dividends and distributions are reinvested at net asset value.  Actual expenses may be greater or less than those assumed.  Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

THE FUND

The Fund is a newly organized, diversified, closed-end management investment company registered under the 1940 Act.  The Fund was incorporated as a Maryland corporation on March 31, 2015, pursuant to the Articles.  As a newly organized entity, the Fund has no operating history.  The Fund’s principal executive office is located at [    ], and its telephone number is [     ].

USE OF PROCEEDS

The net proceeds of the offering of Common Stock will be approximately $[     ] after payment of the estimated offering expenses.  The Fund will pay all of its offering expenses up to $0.10 per share of Common Stock, and RAM and RBA have agreed to pay (i) all of the Fund’s organizational expenses, which are estimated to be $[   ], and (ii) the Fund’s offering expenses (other than the sales load), to the extent offering expenses are in excess of $0.10 per share.

The Fund will invest the net proceeds of the offering in accordance with the Fund’s investment objective and policies as stated below.  It is currently anticipated that the Fund will be able to invest substantially all of the net proceeds in accordance with its investment objective and policies within six months after the completion of the offering.  Pending such investment, it is anticipated that the proceeds will be primarily invested in ETFs, cash or cash equivalents, including obligations of the U.S. government, its agencies or instrumentalities, U.S and foreign bank certificates of deposit, fixed time deposits, repurchase agreements, bankers’ acceptances and other short-term instruments with a remaining maturity of 397 days or less.

THE FUND’S INVESTMENTS

Investment Objective

The Fund’s investment objective is long-term capital appreciation.  There can be no assurance the Fund will achieve its investment objective.

This section provides additional information about the Fund’s investments and certain portfolio management techniques the Fund may use.  More information about certain of the Fund’s investments and portfolio management techniques and the associated risks is included in the SAI.

Investment Strategies

The Fund will seek to achieve its investment objective by investing primarily in equity securities of micro-cap companies from around the world in certain thematic areas.  Under normal market conditions, the Fund will invest at least 80% of the value of its net assets, plus any borrowings for investment purposes, in micro-cap companies.  The Fund considers a company to be a micro-cap company if its market capitalization, at the time of purchase, is under $1 billion.    Equity securities include common stock, preferred stock, depositary receipts, participation notes and warrants.  The Fund will invest in companies from both developed and emerging market countries, including frontier market countries. The portion of the Fund’s assets invested in any particular region or country will vary based on market conditions.

RBA, the Fund’s subadviser, employs a macro-driven, top-down investment process to identify investment themes that have broad effects across industries and companies.  Themes are identified by RBA through fundamental analysis of long-term secular growth trends affecting multiple industries and the effect of such trends on entire industries and individual companies.  The initial themes that will be the focus of the Fund’s investments are: (i) waste and pollution, (ii) transportation and logistics, (iii) vaccines, healthcare and drug delivery, (iv) cyber security and defense and (v) new energy.  The subadviser believes that these themes could evolve into major determinants of global economic and profits growth during the next decade.  The Fund is not required to allocate assets equally among themes, and the amounts can vary based on the subadviser’s views as to how to attain the Fund’s objective.  The themes may change over time based on the subadviser’s research and analysis.

After identifying the themes for the Fund, the subadviser applies proprietary, quantitative screens to a universe of more than 11,000 companies that comprise the S&P Global Broad Market Index to select securities for each theme-based segment of the Fund’s portfolio.  The S&P Global Broad Market Index is a comprehensive rules-based index measuring global stock performance.  As of February 27, 2015, the market capitalization of companies in the S&P Global Broad Market Index ranged from $12.4 million to $753.4 billion.  Companies are considered for inclusion in the Fund’s portfolio only if they fall within the bottom third of the universe by market capitalization and are not heavily covered by research analysts.  The subadviser believes that micro-cap companies that are thinly traded and not generally followed by research analysts outperform most other asset classes over long periods of time, although they are subject to greater volatility than the overall stock markets on which they are traded.  See “Management of the Fund—Subadviser Investment Process and Philosophy” in this prospectus.

Under normal market conditions, the Fund will invest significantly (at least 40% of its assets, unless market conditions are not deemed favorable by the subadviser, in which case the Fund will invest at least 30% of its assets) in securities of non-U.S. issuers.  Securities held by the Fund may be denominated in both U.S. dollars and non-U.S. currencies. The Fund may invest in securities of companies from various industries and sectors, and may have different percentages of its assets invested in a particular industry or sector at a given time.  The Fund does not intend to concentrate its investments in any industry, although it could have more than 25% of it assets invested in one or more sectors or themes from time to time.

As an alternative to holding investments directly, the Fund may obtain investment exposure to securities in which it may invest directly by investing in other investment companies, including U.S. registered ETFs and mutual funds and foreign pooled investment vehicles.  ETFs, mutual funds and foreign pooled investment vehicles may provide more efficient and economical exposure to the types of companies and geographic locations in which the Fund seeks to invest than direct investments.  The Fund may invest in certain ETFs and mutual funds beyond the limits under the 1940 Act, subject to certain terms and conditions.  The Fund may consider an ETF as a micro-cap company for purposes of satisfying the Fund’s 80% policy if the ETF invests at least 80% of its assets in the securities of micro-cap companies.

The Fund may engage in derivative transactions to seek return, to hedge against fluctuations in securities prices or currency exchange rates and/or as a substitute for the purchase or sale of securities or currencies.  The Fund expects to use derivatives principally when seeking to gain exposure to equity securities using futures contracts and/or when seeking to reduce exposure to certain currencies by buying or selling forward foreign currency exchange contracts.  To the extent that the Fund invests in derivatives with an underlying asset that meets the 80% policy of investing in micro-cap companies, the market value of the derivative would be included to meet the 80% minimum.

The Fund may invest in cash or cash equivalents, including obligations of the U.S. government, its agencies or instrumentalities, U.S and foreign bank certificates of deposit, fixed time deposits, repurchase agreements, bankers’ acceptances and other short-term instruments with a remaining maturity of 397 days or less.  The Fund may also lend its securities.

The investments in the Fund may be potentially more volatile than the overall stock market as many stocks in the Fund’s portfolio are thinly traded and some may be illiquid.  Therefore, an investment in the Fund is structured to be a long term investment.

The Fund may invest all or a portion of its assets in Illiquid Securities.

The Fund may depart from its principal investment strategy in response to adverse economic, market or political conditions.  During such periods, the Fund may invest all or a portion of its assets in obligations of the U.S. government, its agencies or instrumentalities; investment grade fixed income securities; investment grade commercial paper; certificates of deposit and bankers’ acceptances; money market mutual fund shares; repurchase agreements with respect to any of the foregoing investments or any other fixed income securities that the subadviser considers consistent with this strategy.  It is impossible to predict when, or for how long, the Fund will use these alternative strategies.  There can be no assurance that such strategies will be successful.

See “The Fund’s Investments” and “Risks—Derivatives Risk” in this prospectus and “Certain Investment Practices” in the SAI.

Percentage Limitations.  Percentage limitations described in this prospectus, unless otherwise specified, are as of the time of investment by the Fund.  These limitations may be exceeded on a going-forward basis as a result of market value fluctuations of the Fund’s portfolio securities. While the Fund may sell a security if its market capitalization exceeds the definition of micro-cap company, it is not required to do so.

Segregation and Cover Requirements.  Certain portfolio management techniques, such as purchasing securities on a when-issued or delayed delivery basis, or writing and purchasing certain derivatives, may be considered senior securities under the 1940 Act unless appropriate steps are taken to segregate the Fund’s assets or otherwise cover its obligations.  If the Fund utilizes these portfolio management techniques, it may segregate liquid assets, enter into offsetting transactions or own positions covering its obligations.  Although under no obligation to do so, RBA intends to cover the Fund’s commitments with respect to such a technique should the Fund enter into or engage in one or more of such management techniques.  To the extent the Fund covers its commitments under such portfolio management techniques, such instruments will not be considered senior securities for the purposes of the 1940 Act.  The Fund may cover such transactions using other methods currently or in the future permitted under the 1940 Act, the rules and regulations thereunder, or orders issued by the Securities and Exchange Commission (“SEC”) thereunder.  For these purposes, interpretations and guidance provided by the SEC staff may be taken into account when deemed appropriate by the Fund.  These segregation and coverage requirements could result in the Fund maintaining securities positions that it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restricting portfolio management.  Such segregation and cover requirements will not limit or offset losses on related positions.  See “Certain Investment Practices—Use of Segregated and Other Special Accounts” in the SAI.

Portfolio Contents

The Fund’s portfolio will be composed principally of the following investments.  A description of the Fund’s investment restrictions and more detailed information about certain of the Fund’s investment practices is contained in the SAI.

Common Stock.  The Fund will hold common stocks.  Common stock represents an equity ownership interest in a corporation, providing voting rights and entitling the holder to a share of the company’s success through dividends and/or capital appreciation.  In the event of liquidation, common stockholders have rights to a company’s remaining assets after bond holders, other debt holders, and preferred stockholders have been paid in full.  Typically, common stockholders are entitled to one vote per share to elect the company’s board of directors (although the number of votes is not always directly proportional to the number of shares owned).  Common stockholders also receive voting rights regarding other company matters such as mergers and certain important company policies, such as issuing securities to management.  In addition to voting rights, common stockholders sometimes enjoy what are called “preemptive rights.”  Preemptive rights allow common stockholders to maintain their proportional ownership in the company in the event that the company issues another offering of stock.  This means that common stockholders with preemptive rights have the right but not the obligation to purchase as many new shares of the stock as it would take to maintain their proportional ownership in the company.

Non-U.S. Securities.  Under normal market conditions, the Fund will invest significantly (at least 40% of its assets, unless market conditions are not deemed favorable by the subadviser, in which case the Fund will invest at least 30% of its assets) in securities of foreign issuers.  Securities held by the Fund may be denominated in both U.S. dollars and non-U.S. currencies.

The subadviser believes that investing in foreign securities offers both enhanced investment opportunities and additional risks beyond those present in U.S. securities. Investing in foreign securities may provide increased diversification by adding securities from various foreign countries (i) that offer different investment opportunities, (ii) that generally are affected by different economic trends and (iii) whose stock markets may not be correlated with U.S. markets. At the same time, these opportunities and trends involve risks that may not be encountered in U.S. investments.

The following considerations comprise both risks and opportunities not typically associated with investing in U.S. securities: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulations or currency restrictions that would prevent cash from being brought back to the U.S.; less public information with respect to issuers of securities; less government supervision of stock exchanges, securities brokers and issuers of securities; lack of uniform accounting, auditing and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the U.S.; possible imposition of foreign taxes; the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, the adoption of foreign government restrictions and other adverse political, social or diplomatic developments that could affect investment; sometimes less advantageous legal, operational and financial protections applicable to foreign sub-custodial arrangements; and the historically lower level of responsiveness of foreign management to shareholder concerns (such as dividends and return on investment).  See “Risks— Non-U.S. Securities Risk” and “—Currency Risk.”

Preferred Stock.  Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of common stock, dividends and a fixed share of the proceeds resulting from liquidation of the company.  Some preferred stock also entitles its holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock, and thus also represents an ownership interest in the company.  Some preferred stock offers a fixed rate of return with no maturity date.  Because it never matures, this type of preferred stock acts like a long-term bond and can be more volatile than other types of preferred stock and may have heightened sensitivity to changes in interest rates.  Other preferred stock has variable dividends, generally determined on a quarterly or other periodic basis, either according to a formula based upon a specified premium or discount to the yield on particular U.S. Treasury securities or based on an auction process, involving bids submitted by holders and prospective purchasers of such stock.  Because preferred stock represents an equity ownership interest in a company, its value usually will react more strongly than bonds and other debt instruments to actual or perceived changes in a company’s financial condition or prospects, or to fluctuations in the equity markets.

Depositary Receipts.  Depositary receipts are securities representing common stock in non-U.S. issuers. American Depositary Receipts (“ADRs”) are receipts issued by a U.S. bank that represent an interest in shares of a foreign-based corporation.  ADRs provide a way to buy shares of foreign-based companies in the U.S. rather than in overseas markets.  Global Depositary Receipts are receipts issued by foreign banks or trust companies or foreign branches of U.S. banks that represent an interest in shares of either a foreign or U.S. corporation.  Depositary receipts may not be denominated in the same currency as the underlying securities into which they may be converted and are subject to currency risks.

Participation Notes.  Participation notes, which are a type of equity access product, are structured as unsecured and unsubordinated debt securities designed to replicate exposure to the underlying referenced equity investment and are sold by a bank or broker-dealer in markets where the Fund is restricted from directly purchasing equity securities.  The Fund may tender a participation note for cash payment in an amount that reflects the current market value of the referenced underlying equity investments, reduced by program fees.

Warrants. Common stock warrants entitle the holder to buy common stock from the issuer of the warrant at a specific price for a specific period of time. The market price of warrants may be substantially lower than the current market price of the underlying common stock, yet warrants are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying common stock.  Warrants do not entitle the holder to dividends or voting rights with respect to the underlying common stock and do not represent any rights in the assets of the issuer company. Warrants will expire if not exercised on or prior to the expiration date.

Illiquid Securities.  The Fund may invest all or a portion of its Managed Assets in Illiquid Securities, which are securities that cannot be sold within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities.  In the absence of readily available market quotations, illiquid investments will be priced at fair value in accordance with fair valuation procedures adopted and established by the Board of Directors.  Valuing illiquid investments typically requires greater judgment than valuing investments for which there is an active trading market.  The market price of Illiquid Securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of Illiquid Securities.  Investment of the Fund’s assets in Illiquid Securities may restrict the Fund’s ability to take advantage of market opportunities.  The risks associated with Illiquid Securities may be particularly acute in situations in which the Fund’s operations require cash and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of Illiquid Securities.

Securities of Other Funds.  The Fund may invest in securities of other funds, including other registered investment companies to the extent permitted under the 1940 Act or pursuant to an SEC order. Presently, under the 1940 Act, the Fund may hold securities of another investment company in amounts which (i) do not exceed 3% of the total outstanding voting stock of such company, (ii) do not exceed 5% of the value of the Fund’s total assets and (iii) when added to all other investment company securities held by the Fund, do not exceed 10% of the value of the Fund’s total assets. Pursuant to the 1940 Act or exemptive orders from the SEC upon which the Fund may rely, these percentage limitations, under certain circumstances, do not apply to investments in certain ETFs with which the Fund has entered into participation agreements. As a shareholder of another fund, the Fund would bear, along with other shareholders, its pro rata portion of the other fund’s expenses, including advisory fees.  These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.

Temporary Defensive Strategies; Ramp-Up Period; Wind-Down Period

At times, RBA may judge that conditions in the markets make pursuing the Fund’s primary investment strategy inconsistent with the best interests of its stockholders.  At such times, RBA may, temporarily, use alternative strategies, primarily designed to reduce fluctuations in the value of the Fund’s assets.  In addition, during the six month period when the Fund is investing the proceeds of this offering and during the wind-down period, the Fund may also deviate from its investment policies and strategies.  During such periods, it may be unable to achieve its investment objective.

In implementing these defensive strategies, the Fund may invest all or a portion of its assets in ETFs, cash or cash equivalents, including obligations of the U.S. government, its agencies or instrumentalities, U.S and foreign bank certificates of deposit, fixed time deposits, repurchase agreements, bankers’ acceptances and other short-term instruments with a remaining maturity of 397 days or less or other securities that RBA considers consistent with this strategy.  It is impossible to predict if, when or for how long the Fund will use these alternative strategies.  During the wind-down period, the Fund may invest all or a portion of its assets in larger companies.  There can be no assurance that such strategies will be successful.

Additional Investment Activities

Derivatives.  Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to individual debt or equity instruments, interest rates, currencies or currency exchange rates, commodities related indexes or other assets.  The Fund may buy or sell derivative instruments for hedging and risk management purposes and for investment purposes. Derivative instruments include options contracts, futures contracts, options on futures contracts, indexed securities, currency forwards and swap agreements.  The Fund anticipates that its primary investments in derivatives will entail investments in futures and currency forwards, although the Fund may also invest in other forms of derivatives.  The Fund may use any or all of these techniques at any time, and the use of any particular derivative transaction will depend on market conditions.  The derivative transactions that the Fund may use are described below and in the SAI.  The Fund’s ability to pursue certain of these strategies may be limited by applicable regulations of the Commodity Futures Trading Commission (“CFTC”) and the SEC, and the U.S. federal income tax requirements applicable to regulated investment companies.

24

The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investment directly in securities and other more traditional investments.  In particular, the variable degree of correlation between price movements of instruments the Fund has purchased or sold and price movements in the position being hedged creates the possibility that losses on the hedge may be greater than gains in the value of the Fund’s position.  In addition, certain derivative instruments and markets may not be liquid in all circumstances.  As a result, in volatile markets, the Fund may not be able to close out a transaction without incurring losses substantially greater than the initial deposit.  In addition, because losses on certain derivative instruments arise from changes in the value of a reference security or other asset, such losses are theoretically unlimited.  Although the contemplated use of these instruments should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they may tend to limit any potential gain which might result from an increase in the value of such position.

The successful use of derivative transactions by the Fund is subject to the ability of RBA to correctly predict movements in the direction of interest rates and other factors affecting markets for securities.  These skills are different from those needed to select portfolio securities.  If RBA’s expectations are not met, the Fund would be in a worse position than if a derivative transaction had not been pursued.  Losses due to derivative transactions will reduce net asset value of the Fund.  See “Risks—Derivatives Risk.”

The Fund will engage in derivative transactions only to the extent such transactions are consistent with the requirements of the Code for maintaining its qualification as a regulated investment company for U.S. federal income tax purposes.  See “Tax Matters.”

Foreign Currency Forward Contracts. The Fund may, but is not obligated to, enter into foreign currency forward contracts in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date (usually less than a year), and typically is individually negotiated and privately traded by currency traders and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for commissions, they do realize a profit based on the difference between the price at which they are buying and selling various currencies. Although these contracts are intended to minimize currency risk —the risk of loss due to a decline in the value of the hedged currencies — at the same time, they tend to limit any potential gain which might result should the value of such currencies increase.

While the Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Moreover, there may be an imperfect correlation between the Fund’s portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. An imperfect correlation of this type may prevent a particular hedging strategy from achieving its objective or expose the Fund to the risk of currency exchange loss.

The Fund also may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

Futures Contracts.  The Fund may engage in futures contracts on securities, securities indices and other financial indices and foreign currencies and groups of foreign currencies and options thereon either as a hedge against changes in the value of securities and of the currencies to which the Fund is exposed or to which the Fund expects to be subject in connection with future purchases, or to seek to enhance the Fund’s return in non-hedging situations, in accordance with the rules and regulations of the CFTC.

A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a foreign currency or security at a specified price and time. When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or liquid securities (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Fund will mark-to-market its open futures position.

Although some futures contracts call for making or taking delivery of the underlying currencies or securities, generally these obligations are closed out prior to delivery of offsetting purchases or sales of matching futures contracts (same exchange, underlying currency or security, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund generally realizes a capital gain, or if it is more, the Fund generally realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund generally realizes a capital gain, or if it is less, the Fund generally realizes a capital loss. The transaction costs must also be included in these calculations.

Fundamental Investment Policies

The Fund has adopted certain fundamental investment policies designed to limit investment risk.  These fundamental investment policies may not be changed without the approval of the holders of a majority of the shares outstanding Common Stock.  A “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares outstanding are present or represented by proxy or (ii) more than 50% of the shares outstanding, whichever of (i) or (ii) is less.  See “Investment Restrictions” in the SAI for a complete list of the fundamental and non-fundamental investment policies of the Fund.

Portfolio Turnover

It is not the Fund’s policy to engage in transactions with the objective of seeking profits from short-term trading.  However, the Fund may engage in active and frequent trading when RBA believes such trading is, in light of prevailing economic and market conditions, in the best interests of the Fund’s Common Stockholders.  This may lead to the realization and distribution to Common Stockholders of higher capital gains, particularly short-term capital gains, which would increase their tax liability.  Frequent trading also increases transaction costs, which could detract from the Fund’s performance.

USE OF LEVERAGE

The Fund may use leverage to seek to achieve its investment objective. Under the 1940 Act, the Fund may use leverage through Borrowings, in an aggregate amount of up to 33 1/3% of the Fund’s Managed Assets immediately after such Borrowings. Although the Fund currently does not intend to do so, the Fund also may use leverage through the issuance of preferred stock in an aggregate amount of up to 50% of the Fund’s Managed Assets immediately after such issuance. In addition to Borrowings and the issuance of preferred stock, the Fund may enter into certain investment management strategies, such as reverse repurchase agreements or derivatives transactions to achieve investment leverage (such investments and transactions collectively, “effective leverage”).

The Fund considers effective leverage to result from any investment strategy which is used to increase gross investment exposure in excess of the Fund’s net asset value. Effective leverage does not include exposure obtained for hedging purposes, from securities lending, or to manage the Fund’s currency exposure.

There is no assurance that the Fund will utilize leverage or, if leverage is utilized, that it will be successful in enhancing the level of the Fund’s cash distributions or total return. Leverage is a speculative technique and there are special risks and costs associated with leverage. The cost associated with any use of leverage will be borne by the Common Stockholders. The Board of Directors will determine whether the Fund should utilize leverage, the terms of such leverage and the timing of its offering or arrangement. Through the use of leverage, the Fund will seek to obtain a higher return for the Common Stockholders than if the Fund did not use leverage. The use of leverage is a speculative technique and investors should note that there are special risks and costs associated with the leveraging of the Common Stock. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed. When leverage is used, the net asset value and market price of the Common Stock will be more volatile. In addition, because the fees received by the RAM and RBA are based on the Managed Assets of the Fund (including the liquidation preference of preferred stock, the principal amount of outstanding Borrowings and the proceeds of any reverse repurchase agreements), RAM and RBA have a financial incentive for the Fund to use certain forms of leverage (e.g., Borrowings, preferred stock and reverse repurchase agreements), which may create a conflict of interest between RAM and RBA, on the one hand, and the Common Stockholders, on the other hand.

Under the 1940 Act, the Fund generally is not permitted to borrow money if, immediately after such Borrowing, the principal amount of such Borrowings exceeds 33 1/3% of the Fund’s assets less liabilities other than the Borrowings (i.e., the value of the Fund’s assets must be at least 300% of the principal amount of any Borrowings). In addition, depending on the terms of the Borrowings, the Fund may not be permitted to declare any cash dividend or other distribution on its Common Stock unless, at the time of such declaration, the value of the Fund’s assets, less liabilities other than the Borrowings, is at least 300% of such principal amount. If the Fund borrows, the Fund intends, to the extent possible, to prepay all or a portion of the principal amount of the Borrowing to the extent necessary in order to maintain the required asset coverage. Failure to maintain certain asset coverage requirements could result in an event of default and entitle the debt holders to elect a majority of the Board of Directors. With respect to a leverage borrowing program instituted by the Fund, the credit agreements governing such a program (the “Credit Agreements”) will likely include usual and customary covenants for this type of transaction, including, but not limited to, limits on the Fund’s ability to: (i) issue preferred stock; (ii) incur liens or pledge portfolio securities or investments; (iii) change its investment objective or fundamental investment restrictions without the approval of lenders; (iv) make changes in any of its business objectives, purposes or operations that could result in a material adverse effect; (v) make any changes in its capital structure; (vi) amend the Fund documents in a manner which could adversely affect the rights, interests or obligations of any of the lenders; (vii) engage in any business other than the business currently engaged in; (viii) create, incur, assume or permit to exist certain debt except for certain specific types of debt; and (ix) permit any of its Employee Retirement Income Security Act (“ERISA”) affiliates to cause or permit to occur an event that could result in the imposition of a lien under the Internal Revenue Code of 1986, as amended (the “Code”) or ERISA. In addition, the Credit Agreements would not permit the Fund’s asset coverage ratio (as defined in the Credit Agreements) to fall below 300% at any time. Covenants contained in the Credit Agreements may place additional restrictions on the Fund’s ability to invest, which could impact Fund performance.

Under the 1940 Act, the Fund is not permitted to issue preferred stock if, immediately after such issuance, the liquidation value of the outstanding preferred stock exceeds 50% of the Fund’s assets (including the proceeds from the issuance) less liabilities other than Borrowings (i.e., the value of the Fund’s assets must be at least 200% of the liquidation value of the outstanding preferred stock). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Stock unless, at the time of such declaration, the value of the Fund’s assets less liabilities other than Borrowings is at least 200% of such liquidation value. If the Fund issues preferred stock, the Fund intends, to the extent possible, to purchase or redeem preferred stock from time to time to the extent necessary in order to maintain coverage of any preferred stock of at least 200%. If the Fund has preferred stock outstanding, two of the members of the Fund’s Board of Directors will be elected by the holders of preferred stock, voting separately as a class. The remaining members of the Board of Directors of the Fund will be elected by Common Stockholders and preferred stock voting together as a single class. In the event the Fund failed to pay dividends on preferred stock for two years, holders of preferred stock would be entitled to elect a majority of the Board of Directors of the Fund. The Fund has no current intention to issue preferred stock.

The Fund may enter into reverse repurchase agreements involving the transfer by the Fund of portfolio securities to a financial institution with an agreement to repurchase such securities on a future date at a specified price. In return, the financial institution provides financing to the Fund equal to the discounted value of such securities. The use by the Fund of reverse repurchase agreements effects a form of economic leverage, because the proceeds derived from such reverse repurchase agreements may be invested in additional securities. At the time the Fund enters into a reverse repurchase agreement, it will “cover” its exposure under the reverse repurchase agreement by designating on its books and records liquid instruments having a value not less than the repurchase price (including accrued interest). As a result, a reverse repurchase agreement will not be considered a Borrowing by the Fund for purposes of the 1940 Act. The amount of financing the Fund may obtain through reverse repurchase agreements will not exceed 33 1/3% of the Fund’s Managed Assets.

In determining whether to issue preferred stock or enter into Borrowings, reverse repurchase agreements or derivatives transactions, the Board of Directors would consider a variety of factors, including, but not limited to, the recommendations of RBA with respect to various available leverage alternatives, as well as information relating to the yield curve environment, interest rate trends, market conditions, the cost of leverage, and potential litigation risks.

The Fund may be subject to certain restrictions imposed by either guidelines of one or more rating agencies which may issue ratings for leverage or, if the Fund borrows from a lender, by the lender. These restrictions may impose asset coverage or portfolio composition requirements that are more stringent than those currently imposed on the Fund by the 1940 Act.

RISKS

The Fund is a diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle.  The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective.  Your shares of Common Stock at any point in time may be worth less than you invested, even after taking into account the reinvestment of Fund dividends and distributions.

General Fund Investing Risk. The Fund is not a complete investment program, and you may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person. Investment companies, investment advisers, other market participants and many securities markets are subject to rules and regulations and the jurisdiction of one or more regulators. Changes to applicable rules and regulations could have an adverse effect on securities markets and market participants, as well as on the Fund’s ability to execute its investment strategy.

Liquidity of Shares Risk.  The Fund is designed primarily for long-term investors who are prepared to hold the shares of Common Stock until the end of the Fund’s term, and an investment in the Fund’s Common Stock should be considered illiquid.  The Fund’s Common Stock will not be listed for trading on a securities exchange.  In recognition that a secondary market for the Fund’s Common Stock is unlikely to exist, beginning in 2016 the Fund intends, but is not obligated, to conduct [semi-annual] tender offers for an aggregate amount of up to [10]% annually of its Common Stock then outstanding in the sole discretion of its Board.  The Fund does not expect to make a tender offer for its Common Stock during its first [12] months of operations.  In any given [semi-annual] period, RAM and RBA may or may not recommend to the Board that the Fund conduct a tender offer.  For example, if adverse market conditions cause the Fund’s investments to be more thinly traded than usual or a greater portion to be illiquid or trade at depressed prices or if RAM and RBA believe that conducting a tender offer for [10]% or less, as applicable, of the Fund’s Common Stock then outstanding would impose an undue burden on stockholders that do not tender compared to the benefits of giving stockholders the opportunity to sell all or a portion of their Common Stock at net asset value, the Fund may choose not to conduct a tender offer or may choose to conduct a tender offer for less than [10]% annually of its Common Stock then outstanding.  Accordingly, there may be periods in which no tender offer is made, and it is possible that no tender offers will be conducted during the term of the Fund at all.  If a tender offer is not made, stockholders may not be able to sell their Common Stock as it is unlikely that a secondary market for the Common Stock will develop or, if a secondary market does develop, stockholders may be able to sell their Common Stock only at substantial discounts from net asset value.  If the Fund does conduct tender offers, it may be required to sell its more liquid portfolio securities to purchase shares of Common Stock that are tendered, which may increase risks for remaining stockholders and increase fund expenses as a percent of assets.  In addition, while the Fund is permitted to borrow money to finance the repurchase of Common Stock pursuant to tender offers, there can be no assurance that the Fund will be able to obtain such financing if it attempts to do so.  Moreover, if the Fund’s portfolio does not provide adequate liquidity to fund tender offers, the Fund may extend the last day of any tender offer or choose to pay tendering stockholders with a promissory note, which will cause the stockholder to be paid at a later date than if the tender offer were not extended or if the promissory note were not issued.

No History of Operations.  The Fund is a newly organized, diversified, closed-end management investment company with no history of operations.  As a result, prospective investors have no track record or history on which to base their investment decision.

Investment and Market Risk.  An investment in the Fund is subject to investment risk, including the possible loss of the entire amount that you invest.  Your investment in Common Stock represents an indirect investment in the assets owned by the Fund.  The value of the Fund’s portfolio securities may move up or down, sometimes rapidly and unpredictably.  The Fund intends to take advantage of what RBA believes to be current market inefficiencies by investing in a portfolio of equity securities of U.S and non-U.S companies that are thinly traded or receive limited coverage by research analysts and, therefore, are relatively undiscovered, but if such inefficiencies do not persist during the period when the Fund is investing the net proceeds of this offering, the Fund’s returns may be adversely affected.  At any point in time, your Common Stock may be worth less than your original investment.

Common Stock Risk.  The Fund will invest in common stocks.  An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund.  In addition, the prices of common stocks are sensitive to general movements in the stock market, and a drop in the stock market may depress the prices of common stocks to which the Fund has exposure.  Common stock prices fluctuate for several reasons including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting an issuer occur.  In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.  The value of the common stocks in which the Fund may invest will be affected by changes in the stock markets generally, which may be the result of domestic or international political or economic news, changes in interest rates or changing investor sentiment.  At times, stock markets can be volatile and stock prices can change substantially.  The common stocks of smaller companies are more sensitive to these changes than those of larger companies.  Common stock risk will affect the Fund’s net asset value per share, which will fluctuate as the value of the securities held by the Fund change.

Small-Sized Companies Risk.  Investing in smaller, and often newer, companies involves a number of significant risks, including but not limited to:

•
small-sized companies typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and changing market conditions, as well as general economic downturns;

•
small-sized companies are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on the issuer;

•
small-sized companies generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position; and

•	small-sized companies may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow.

Micro-Cap Companies Risk.  Micro-cap companies may be newly formed or in the early stages of development with limited product lines, markets or financial resources. The risks of investing in small-sized companies are magnified in micro-cap companies. For example, micro-cap companies may be less financially secure than larger small-sized companies and may be more vulnerable to key personnel losses due to reliance on a smaller number of management personnel. In addition, there may be less public information available about these companies.  Micro-cap stock prices may be more volatile than those of larger small-sized companies, and such stocks may be more thinly traded and thus more difficult for the Fund to buy and sell in the market.

Non-U.S. Securities Risk.  The Fund intends to invest a substantial portion of its assets in securities of non-U.S. issuers, including issuers in emerging markets and frontier markets. Investing in securities of non-U.S. issuers, which are generally denominated in non-U.S. currencies, may involve certain risks not typically associated with investing in securities of U.S. issuers. These risks include that: (i) there may be less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) non-U.S. markets may be smaller, less liquid and more volatile than the U.S. market; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund’s investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; (v) the impact of economic, political, social or diplomatic events; (vi) certain non-U.S. countries may impose restrictions on the ability of non-U.S. issuers to make payments of principal and interest to investors located in the United States due to blockage of non-U.S. currency exchanges or otherwise; and (vii) withholding and other non-U.S. taxes may decrease the Fund’s return. These risks may be more pronounced to the extent that the Fund invests a significant amount of its assets in companies located in one region or in emerging markets.

Emerging Markets Risk. The Fund’s investments in emerging markets may be considered speculative. Heightened risks of investing in emerging markets debt include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Frontier Markets Risk.  Frontier markets countries are a subset of emerging markets countries. Investments in frontier markets can involve risks in addition to and greater than those generally associated with investing in more developed foreign markets.  Frontier markets countries generally have smaller economies or less developed capital markets than traditional emerging markets and, as a result, the risks of investing in emerging markets countries are magnified in frontier markets countries.  The extent of economic development, political stability, market depth, infrastructure, capitalization, and regulatory oversight can be less than in more developed markets.  Frontier market economies can be subject to greater social, economic, regulatory, and political uncertainties.  All of these factors can make frontier market securities more volatile and potentially less liquid than securities issued in more developed markets, including more developed emerging markets.

Custody/sub-custody risk.  To the extent that the Fund invests in securities in markets where custodial and/or settlement systems are not fully developed, there may be very limited regulatory oversight of certain foreign banks or securities depositories that hold foreign securities and foreign currency. The laws of certain countries may limit the ability to recover such assets if a foreign bank or depository or their agents goes bankrupt and the assets of the Fund may be exposed to risk in circumstances where the custodian/sub-custodian, RAM or RBA will have no liability.

Tax Risk Related to Foreign Investments. Because the Fund will invest a substantial portion of its assets outside of the U.S., additional investment risks include: the possible imposition of foreign withholding taxes on certain amounts of the Fund’s income, which may reduce the net return on non-U.S. investments as compared to income received from a U.S. issuer; possible confiscatory taxation; and other foreign governmental laws or restrictions which might affect adversely payments due on securities held by the Fund. In particular, the Fund will be subject to foreign withholding or other foreign taxes with respect to dividend and interest income (and possibly, in some cases, capital gains) on certain foreign securities, thereby reducing the amount available for distribution to shareholders. The United States has entered into tax treaties with many foreign countries which may entitle a Fund to a reduced rate of such taxes or exemption from taxes on such income. Even in such a case, the ability for the Fund to avoid such foreign withholding taxes or reclaim withheld taxes may be impeded by onerous operational processes, regulatory challenges or other unforeseen difficulties in certain jurisdictions. There is no guarantee that the Fund will be able to realize such a reclaim benefit, even though it may be legally entitled to it. It is impossible to determine the effective rate of foreign tax for a Fund in advance since the amount of the assets to be invested within various countries is not known.

Currency Risk.  The value of securities denominated or quoted in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. The Fund’s investment performance may be negatively affected by a devaluation of a currency in which the Fund’s investments are denominated or quoted. Further, the Fund’s investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities denominated or quoted in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar. While the Fund may hedge its non-U.S. dollar-denominated securities into U.S. dollars, hedging may not alleviate all currency risks.

Portfolio Liquidity Risk.  Certain securities, including securities of micro-cap companies and securities of emerging or frontier market issuers, may be difficult or impossible to sell at the time and the price that the Fund would like. In addition, if RBA is required to liquidate all or a portion of the Fund’s portfolio quickly, the Fund may realize significantly less than the value at which it had previously recorded its investments.  In addition, RBA may face other restrictions on its ability to liquidate portfolio securities to the extent that RBA or the Fund has material non-public information regarding the issuer of such securities.  Securities purchased by the Fund that are liquid at the time of purchase may subsequently become less liquid or illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions.

Depositary Receipts Risks. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities.  In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities.

Preferred Stock Risk. The Fund may invest in preferred stocks, which are unique securities that combine some of the characteristics of both common stocks and bonds. Preferred stocks are typically subordinated to bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income and assets, and therefore will be subject to greater credit risk than those debt instruments. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by an issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Participation Notes Risk. Participation notes are issued by banks or broker-dealers and are designed to replicate the performance of foreign companies or foreign securities markets and can be used by the Fund as an alternative means to access the securities market of a country. The performance results of participation notes will not replicate exactly the performance of the foreign companies or foreign securities markets that they seek to replicate due to transaction and other expenses. Investments in participation notes involve the same risks associated with a direct investment in the underlying foreign companies or foreign securities markets that they seek to replicate. There can be no assurance that the trading price of participation notes will equal the underlying value of the foreign companies or foreign securities markets that they seek to replicate. Participation notes are generally traded over-the-counter. Participation notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues them will not fulfill its contractual obligation to complete the transaction with the Fund. Participation notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, the counterparty, and the Fund is relying on the creditworthiness of such counterparty and has no rights under a participation note against the issuer of the underlying security. Participation notes involve transaction costs.

Warrants Risk.  If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Risks of Investing in Other Funds.  As an investor in another fund, including an ETF, mutual fund or foreign pooled investment vehicle, the Fund will be subject to the risks of the underlying securities in which the other fund invests.  In addition, as a shareholder in another investment company, the Fund will bear its ratable share of that fund’s expenses, and would remain subject to payment of the Fund’s investment management fees with respect to the assets so invested.  Common Stockholders would therefore be subject to duplicative expenses to the extent the Fund invests in other funds. Additionally, these other investment companies may use leverage, in which case an investment would subject the Fund to additional risks associated with leverage. See ‘‘—Leverage Risk.’’ In addition to the risks related to investing in investment companies generally, investments in ETFs involve the risk that the ETF’s performance may not track the performance of the index or markets the ETF is designed to track. In addition, ETFs often use derivatives to track the performance of the relevant index and, therefore, investments in those ETFs are subject to the same derivatives risks discussed below. See ‘‘—Derivatives Risk.”

Derivatives Risk.  The Fund may invest in derivatives, such as futures and forward currency exchange contracts. The primary risk of derivatives is the same as the risk of the underlying asset, namely that the value of the underlying asset may increase or decrease. Adverse movements in the value of the underlying asset can expose the Fund to losses. In addition, risks in the use of derivatives include:

•	an imperfect correlation between the price of derivatives and the movement of the securities prices or currency exchange rates being hedged or replicated;

•	the possible absence of a liquid secondary market for any particular derivative at any time;

•	the potential loss if the counterparty to the transaction does not perform as promised;

•
the possible need to defer closing out certain positions to avoid adverse tax consequences, as well as the possibility that derivative transactions may result in acceleration of gain, deferral of losses or a change in the character of gain realized;

•	because certain derivatives are “manufactured” by financial institutions, the risk that the Fund may develop a substantial exposure to financial institution counterparties;

•
the risk that the financial intermediary “manufacturing” the over-the-counter derivative, being the most active market maker and offering the best price for repurchase, will not continue to create a credible market in the derivative; and

•
the risk that a full and complete appreciation of the complexity of derivatives and how future value is affected by various factors including changing interest rates, exchange rates and credit quality is not attained.

There is no guarantee that derivatives will provide successful results and any success in their use depends on a variety of factors including the ability of the subadviser to predict correctly the direction of interest rates, securities prices, currency exchange rates and other factors.

Derivative instruments can be illiquid, may disproportionately increase losses, and may have a potentially large impact on Fund performance.  See “The Fund’s Investments— Additional Investment Activities—Derivatives” in this prospectus and “Certain Investment Practices—Derivatives” in the SAI.

Futures Contracts Risk. The price volatility of futures contracts historically has been greater than that for traditional securities such as stocks and bonds. The value of certain futures contracts may fluctuate in response to changes in interest rates, currency exchange rates, commodity prices or other changes. Therefore, the assets of the Fund, and the prices of the shares of Common Stock, may be subject to greater volatility, as a result of the Fund’s use of futures contracts. The risks associated with the Fund’s use of futures contracts include the risk that: (i) changes in the price of a futures contract may not always track the changes in market value of the underlying reference asset; (ii) the underlying reference asset may not perform the way the subadviser expected it to; (iii) trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts; (iv) if the Fund has insufficient cash to meet margin requirements, the Fund may need to sell other investments, including at disadvantageous times; and (v) although the Fund may generally purchase only exchange-traded futures, due to market conditions there may not always be a liquid secondary market for a futures contract and, as a result, the Fund may be unable to close out its futures contracts at a time which is advantageous.

Forwards Risk. Forwards are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations of the contracts. Thus, the Fund faces the risk that its counterparties may not perform their obligations. This risk may cause some or all of the Fund’s gains to be lost. Please see “Counterparty Risk” below. At times, certain market makers have refused to quote prices for forward contracts, or have quoted prices with an unusually wide spread between the price at which they are prepared to buy and sell. If this occurs, the subadviser may be unable to effectively use its forward trading strategies, and the Fund could experience significant losses. See “Portfolio Liquidity Risk” above. Forward contracts, unlike exchange-traded futures contracts, are not regulated by the CFTC. Therefore, the Fund will not receive any benefit of CFTC regulation when trading forwards.

Counterparty Risk.   The Fund is subject to credit risk with respect to the counterparties to the derivative contracts (whether a clearing corporation in the case of cleared instruments or another third party in the case of uncleared instruments) and other instruments entered into by the Fund. In the event that the Fund enters into a derivative transaction with a counterparty that subsequently becomes insolvent or becomes the subject of a bankruptcy case, the derivative transaction may be terminated in accordance with its terms and the Fund’s ability to realize its rights under the derivative instrument and its ability to distribute the proceeds could be adversely affected.  To the extent the Fund’s claim is unsecured, the Fund will be treated as a general creditor of such counterparty, and will not have any claim with respect to the underlying security.  If a counterparty becomes bankrupt or otherwise fails to perform its obligations.

U.S. Governments Securities Risk. Obligations of U.S. government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government will provide financial support to its agencies and authorities if it is not obligated by law to do so. Certain U.S. government agency securities are backed only by the credit of the government agency and not by full faith and credit of the United States.

Sector and Themes Risks.  To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a related group of industries within an industry sector or companies falling within a particular investment theme, the Fund may be more vulnerable to unfavorable developments in that industry sector or thematic grouping than funds that invest more broadly. The initial investment themes present these additional specific risks:

•
Waste and Pollution. Companies whose businesses relate to waste and pollution can be significantly affected by events relating to, among others, international political and economic developments, environmental protection regulatory activities, changes in government subsidy levels, energy conservation, commodity prices, and tax and other government regulations, as well as technological change.

•
Transportation and Logistics. Companies whose businesses relate to transportation and logistics can be significantly affected by changes in the economy, fuel prices, maintenance, labor relations, insurance costs, and government regulation. The stock prices of such companies are affected by both supply and demand for their specific products.

•
Defense.  Companies whose businesses relate to defense are significantly affected by government defense regulation and spending policies because of their reliance to a significant extent on U.S. (and other) government demand for their products and services.

•
Cyber Security. Companies whose businesses relate to cyber security face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. The products of cyber security companies may face obsolescence due to rapid technological developments and frequent new product introduction, and such companies may face unpredictable changes in growth rates, competition for the services of qualified personnel and competition from foreign competitors with lower production costs.

•
Healthcare. Companies whose businesses relate to healthcare can be significantly affected by changes in regulatory, economic or political factors or trends. Technological advances can render an existing product, which may account for a disproportionate share of a company’s revenue, obsolete. Obtaining governmental approval from U.S. governmental agencies and from non-U.S. governmental agencies for new products can be lengthy, expensive and uncertain as to outcome.

Intense competition exists within and among certain healthcare industries, such as competition to obtain and sustain proprietary technology protection, including patents, trademarks and other intellectual property rights, upon which healthcare companies can be highly dependent for maintenance of profit margins and market exclusivity. Further, cost containment measures implemented by governments and the private sector have adversely affected certain sectors of the healthcare industries. The implementation of any such further cost containment measures may have an adverse effect on some companies in the healthcare industries.

These factors may result in abrupt advances and declines in the securities prices of particular companies and, in some cases, may have a broad effect on the prices of securities of companies in particular healthcare industries. Many of these risks also apply to vaccines and drug delivery companies.

•
New Energy. Many companies whose businesses relate to new energy may have narrow product lines and small market shares, which tend to render them more vulnerable to competitors’ actions, market conditions and government regulations, as well as to general economic downturns. The revenues, income (or losses) and valuations of such companies can and often do fluctuate suddenly and dramatically. In addition, markets in which new energy companies operate are generally characterized by abrupt business cycles and intense competition.

 Leverage Risk.  The Fund may elect to utilize leverage in an amount up to 33 1/3% of the Fund’s Managed Assets. Pursuant to the provisions of the 1940 Act, the Fund may borrow an amount up to 33 1/3% of its assets less all liabilities other than borrowing or may issue preferred stock in an amount up to 50% of its assets (including the proceeds from leverage). The Fund may leverage its assets through borrowings, issuance of debt or preferred stock, and/or the use of reverse repurchase agreements. The Fund may also leverage its assets through the use of derivatives and other investment techniques. The Fund may use leverage for investment purposes, to finance the repurchase of its Common Stock and/or to meet cash requirements. Although the use of leverage by the Fund may create an opportunity for increased return for the Common Stock, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on the securities and investments purchased with leverage proceeds are greater than the cost of the leverage, the Common Stock’s return will be greater than if leverage had not been used. Conversely, if the income and gains from the securities and investments purchased with such proceeds do not cover the cost of leverage, the return to the Common Stock will be less than if leverage had not been used. Reverse repurchase agreements are also subject to the risks that the market value of the securities sold by the Fund may decline below the price of the securities the Fund is obligated to repurchase, and that the securities may not be returned to the Fund. There is no assurance that a leveraging strategy will be successful. Leverage involves risks and special considerations for Common Stockholders including:

•	the likelihood of greater volatility of net asset value and market price of the Common Stock than a comparable portfolio without leverage;

•
the risk that fluctuations in interest rates on borrowings and short-term debt or in the dividend rates on any preferred stock that the Fund may pay will reduce the return to the Common Stockholders or will result in fluctuations in the dividends paid on the Common Stock;

•
the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the Common Stock than if the Fund were not leveraged, which may result in a greater decline in the market price of the Common Stock; and

•	when the Fund uses leverage, the investment advisory fee payable to RAM will be higher than if the Fund did not use leverage.

The funds borrowed pursuant to a leverage borrowing program (such as a reverse repurchase agreement, credit line or commercial paper program), or obtained through the issuance of preferred stock, constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The rights of lenders to receive payments of interest on and repayments of principal on any borrowings made by the Fund under a leverage borrowing program are senior to the rights of Common Stockholders and the holders of preferred stock, with respect to the payment of dividends or upon liquidation. The Fund may not be permitted to declare dividends or other distributions, including dividends and distributions with respect to Common Stock or preferred stock or purchase Common Stock or preferred stock, unless at the time thereof the Fund meets certain asset coverage requirements and no event of default exists under any leverage program. In addition, the Fund may not be permitted to pay dividends on Common Stock unless all dividends on the preferred stock and/or accrued interest on borrowings have been paid, or set aside for payment. In an event of default under a leverage borrowing program, the lenders have the right to cause a liquidation of collateral (i.e., sell securities and other assets of the Fund) and, if any such default is not cured, the lenders may be able to control the liquidation as well. Certain types of leverage may result in the Fund being subject to covenants relating to asset coverage and Fund composition requirements. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the preferred stock or other leverage securities issued by the Fund. These guidelines may impose asset coverage or Fund composition requirements that are more stringent than those imposed by the 1940 Act.

Reverse Repurchase Agreements Risk.  The Fund’s use of reverse repurchase agreements involves many of the same risks involved in the Fund’s use of leverage, as the use of reverse repurchase agreements is a form of leverage.  In addition, there is a risk that the market value of the securities retained by the Fund may decline.  If the buyer of securities under a reverse repurchase agreement were to file for bankruptcy or experiences insolvency, the Fund may be adversely affected.  Also, in entering into reverse repurchase agreements, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the underlying securities.  In addition, due to the interest costs associated with reverse repurchase agreements transactions, the Fund’s net asset value will decline, and, in some cases, the Fund may be worse off than if it had not used such instruments.

Market Disruption and Geopolitical Risk.  The aftermath of the war in Iraq, instability in Afghanistan, Pakistan and the Middle East and terrorist attacks in the United States and around the world may result in market volatility, may have long-term effects on the U.S.  and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide.  The Fund does not know how long the securities markets may be affected by these events and cannot predict the effects of these events or similar events in the future on the U.S. economy and securities markets.  The wars and occupation, terrorism and related geopolitical risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally.  Those events also could have an acute effect on individual issuers or related groups of issuers.  These risks also could adversely affect individual issuers and securities markets, interest rates, secondary trading, ratings, credit risk, inflation, deflation and other factors relating to the Fund’s investments and the market value and net asset value of the Common Stock.

Asian Economic Risk. Investments in Asian markets involve risks not typically associated with investments in securities of issuers in more developed countries.  The countries in Asia present different economic and political conditions from those in Western markets, and less social, political and economic stability.  Political instability could have an adverse effect on economic or social conditions in these economies and may result in outbreaks of civil unrest, terrorist attacks or threats or acts of war in the affected areas, any of which could materially and adversely affect the companies in which the Fund may invest.

European Economic Risk. The Economic and Monetary Union of the European Union (the “EU”) requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro (the common currency of certain EU countries), the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and their trading partners. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns or rising government debt levels in several European countries, including Greece, Ireland, Italy, Portugal and Spain. These events have adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe, including countries that do not use the euro.

Redenomination Risk.  Continuing uncertainty as to the status of the euro and the EU’s Economic and Monetary Union has created significant volatility in currency and financial markets generally.  Any partial or complete dissolution of the Economic and Monetary Union could have significant adverse effects on currency and financial markets, and on the values of the Fund’s portfolio investments, especially any investments denominated in euros.  As a result, the value of those investments could decline significantly and unpredictably.  In addition, securities or other investments that are redenominated may be subject to foreign currency risk, liquidity risk and valuation risk to a greater extent than similar investments currently denominated in euros.  To the extent a currency used for redenomination purposes is not specified in respect of certain euro-related investments, or should the euro cease to be used entirely, the currency in which such investments are denominated may be unclear, making such investments particularly difficult to value or dispose of.  The Fund may incur additional expenses to the extent it is required to seek judicial or other clarification of the denomination or value of such securities.

Management Risk.  The Fund is subject to management risk because it is an actively managed investment portfolio.  RBA and each individual portfolio manager may not be successful in selecting the best performing securities or investment techniques, and the Fund’s performance may lag behind that of similar funds.  RBA uses quantitative investment techniques and analysis in making investment decisions for the Fund and there can be no assurance that these techniques will achieve the desired results.  In addition, while RBA has experience analyzing investments in micro-cap companies and in managing open-end funds, RBA has no experience managing a closed-end fund.

Limited Term Risk.  It is anticipated that the Fund will terminate on or before [   ], 2022.  While RAM expects the Fund to maintain a term of seven years, the Fund’s term may be shorter or longer depending on market conditions.  If the Fund’s Board of Directors determines that under then current market conditions it is in the best interests of the Fund to do so, the Fund may extend the termination date for one year, to [   ], 2023, without a shareholder vote.  The Fund’s termination date can be further extended beyond [   ], 2023 by an amendment to the Articles of Incorporation approved by a majority of the directors and a majority of the outstanding voting securities of the Fund.  Beginning two years before the termination date, RAM and RBA may begin liquidating all or a portion of the Fund’s portfolio through opportunistic sales.  During the wind-down period the Fund may deviate from its investment strategy of investing at least 80% of the value of its net assets, plus any borrowings for investment purposes, in micro-cap companies.  As the assets of the Fund will be liquidated in connection with its termination, the Fund may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the Fund to lose money.

As the Fund approaches its termination date, the portfolio composition of the Fund may change as the Fund shifts its portfolio composition to securities RAM and RBA believe will provide adequate liquidity upon termination of the Fund, which may cause the Fund’s returns to decrease and the net asset value of the Common Stock to fall.  Such investments may include more widely traded securities, more U.S. issuers, more cash investments and issuers other than micro-cap companies.

Rather than reinvesting the proceeds of its sold securities, the Fund may distribute the proceeds in one or more liquidating distributions prior to the final liquidation, which may cause the Fund’s fixed expenses to increase when expressed as a percentage of assets under management, or the Fund may invest the proceeds in lower yielding securities or hold the proceeds in cash, which may adversely affect the performance of the Fund.  The Board may choose to terminate the Fund prior to the required termination date, which would cause the Fund to miss any market appreciation that occurs after the Fund is terminated.  Conversely, the Board may decide against early termination, after which decision market conditions may deteriorate causing the Fund to experience losses.  Upon its termination, it is anticipated that the Fund will have distributed substantially all of its net assets to stockholders, although securities for which no market exists or securities trading at depressed prices, if any, may be placed in a liquidating trust.  Securities placed in a liquidating trust may be held for an indefinite period of time until they can be sold or pay out all of their cash flows.  The Fund cannot predict the amount of securities that will be required to be placed in a liquidating trust.

Anti-Takeover Provisions.  The Fund’s Articles and By-Laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund.  See “Certain Provisions in the Articles of Incorporation and By-Laws.”

Portfolio Turnover Risk.  Changes to the investments of the Fund may be made regardless of the length of time particular investments have been held.  A high portfolio turnover rate may result in increased transaction costs for the Fund in the form of increased dealer spreads and other transactional costs, which may have an adverse impact on the Fund’s performance.  In addition, high portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to stockholders, will be taxable as ordinary income.  A high portfolio turnover may increase the Fund’s current and accumulated earnings and profits, resulting in a greater portion of the Fund’s distributions being treated as a dividend to the Fund’s stockholders.  The portfolio turnover rate of the Fund will vary from year to year, as well as within a given year.

Temporary Defensive Strategies Risk.  When RBA anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure and invest all or a portion of its assets in cash or short-term fixed-income securities.  To the extent that the Fund invests defensively, it may not achieve its primary investment objective.

Cyber Security Risk. As the use of the Internet and other technologies has become more prevalent in the course of business, funds have become more susceptible to operational and financial risks associated with cyber security. Cyber security incidents can result from deliberate attacks such as gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption, or from unintentional events, such as the inadvertent release of confidential information. Cyber security failures or breaches of the Fund or its service providers or the issuers of securities in which the Fund invests have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. While measures have been developed which are designed to reduce the risks associated with cyber security, there is no guarantee that those measures will be effective, particularly since the Fund does not directly control the cyber security defenses or plans of its service providers with which it does business and companies in which it invests.

MANAGEMENT OF THE FUND

Directors and Officers

The overall management of the business and affairs of the Fund is vested in the Board of Directors.  The Board of Directors approves all significant agreements between the Fund and persons or companies furnishing services to the Fund.  The day-to-day operation of the Fund is delegated to the officers of the Fund, RAM and RBA, subject always to the investment objective, restrictions and policies of the Fund and to the general supervision of the Board of Directors.

Manager

RAM, located at [10 High Street, Suite 701, Boston, MA 02110], serves as the Fund’s investment manager.  RAM is a registered investment adviser and will provide administrative and management services to the Fund.  RAM is a wholly owned subsidiary of TSC.  RAM is a newly-organized adviser that provides advisory services to investment companies, including unit investment trusts.

Subadviser

RBA, located at 120 West 45th Street, 19th Floor, New York, NY 10036, serves as the Fund’s subadviser.  RBA is a registered investment adviser and will be responsible for the day-to-day portfolio management of the Fund subject to the supervision of the Board of Directors and RAM.  RBA provides advisory services to investment companies, institutions and high net worth individuals.  As of [________], 2015, RBA had approximately $[3.4 billion] in assets under management.

RBA was founded in 2009 by Richard Bernstein, who serves as the firm’s Chief Executive Officer and Chief Investment Officer.  Mr. Bernstein has over 30 years of investment experience, including serving as Chief Investment Strategist at Merrill Lynch & Co. prior to founding RBA.  RBA focuses on longer-term investment strategies that combine top-down, macroeconomic analysis and quantitatively-driven portfolio construction.  RBA’s extensive array of macro indicators allows it to construct portfolios for clients that are innovative, risk-controlled and focused on overall portfolio construction rather than on individual stock selection.  See “Subadviser Investment Process and Philosophy” below.

Investment Management Agreement and Subadvisory Agreements

Investment Management Agreement.  Under the Fund’s management agreement with RAM, subject to the supervision and direction of the Fund’s Board, RAM is delegated the responsibility of managing the Fund’s portfolio in accordance with the Fund’s stated investment objective and policies, making investment decisions for the Fund and placing orders to purchase and sell securities.  RAM performs administrative and management services necessary for the operation of the Fund, such as  (1) supervising the overall administration of the Fund, including negotiation of contracts and fees with and the monitoring of performance and billings of the Fund’s administrator, transfer agent, stockholder servicing agents, custodian and other independent contractors or agents; (2) providing certain compliance services; (3) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to stockholders and (4) maintaining the Fund’s existence.

RAM also provides the office space, facilities, equipment and personnel necessary to perform or oversee the following services for the Fund: SEC compliance, including record keeping, reporting requirements and registration statements and proxies; supervision of Fund operations, including coordination of functions of the transfer agent, Administrator, custodian, accountants, counsel and other parties performing services or operational functions for the Fund; and certain administrative and clerical services, including certain accounting services and maintenance of certain books and records.

The Fund’s management agreement will continue in effect, unless otherwise terminated, until [    ], and then will continue from year to year provided such continuance is specifically approved at least annually (a) by the Fund’s Board or by a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) and (b) in either event, by a majority of the Directors of the Fund who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act (the “Independent Directors”) with such Independent Directors casting votes in person at a meeting called for such purpose.  The Fund’s management agreement provides that RAM may render services to others.  The Fund’s management agreement is terminable without penalty on 60 days’ written notice by the Fund when authorized either by a vote of holders of shares representing a majority of the voting power of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by a vote of a majority of the Fund’s Directors, or by RAM on not less than [90] days’ written notice, and will automatically terminate in the event of its assignment.  The Fund’s management agreement provides that neither RAM nor its personnel or affiliates shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the Fund, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties.

RAM does not provide day-to-day portfolio management services.  Rather, portfolio management for the Fund is provided by RBA.

Subadvisory Agreement.  RBA provides services to the Fund pursuant to a subadvisory agreement between RAM and RBA.  Under the subadvisory agreement, subject to the supervision and direction of the Board and RAM, RBA will manage the Fund’s portfolio in accordance with the Fund’s investment objective and policies, make investment decisions for the Fund, place orders to purchase and sell securities, and employ professional portfolio managers and securities analysts who provide research services to the Fund.

The subadvisory agreement between RAM and RBA for the Fund will continue in effect, unless otherwise terminated, until [    ] and then will continue from year to year provided such continuance is specifically approved at least annually (a) by the Board or by a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Directors with such Independent Directors casting votes in person at a meeting called for such purpose.  The Board or a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) may terminate the Fund’s subadvisory agreement without penalty, in each case on 60 days’ written notice to RBA.  RBA may terminate the subadvisory agreement on [90] days’ written notice to the Fund and RAM.  RAM and RBA may terminate the subadvisory agreement upon their mutual written consent.  The subadvisory agreement will terminate automatically in the event of its assignment.

Advisory Fees.  For its services, the Fund has agreed to pay RAM an annual fee, payable monthly, in an amount equal to [   ]% of the Fund’s average daily Managed Assets.  The Fund will pay all of its offering expenses up to $0.10 per share of Common Stock.  RAM and RBA have agreed to pay (i) all of the Fund’s organizational expenses and (ii) the offering expenses of the Fund (other than the sales load) that exceed $0.10 per share of Common Stock.  The Fund’s management fee and other expenses are borne by the stockholders.

RBA will receive an annual subadvisory fee from RAM, payable monthly, in an amount equal to [   ]% of the management fee paid to RAM.  No advisory fee will be paid by the Fund directly to RBA.

The basis for the Board’s initial approval of the Fund’s investment advisory and subadvisory agreements will be provided in the Fund’s initial stockholder report.  The basis for subsequent continuations of the Fund’s investment advisory and subadvisory agreements will be provided in annual or semi-annual reports to stockholders for the periods during which such continuations occur.

Subadviser Investment Process and Philosophy

RBA has extensive experience in thematic investing and provides portfolio services to nine theme-oriented unit investment trusts sponsored by First Trust Portfolios L.P.  RBA also subadvises three mutual funds advised by Eaton Vance Management and an ETF advised by First Trust Advisors L.P.  The members of RBA’s portfolio management team for the Fund have at least [20] years of investment experience.

RBA’s investment process for the Fund incorporates a combination of top-down macroeconomic analysis and an assessment of proprietary, quantitative indicators.  RBA  identifies longer-term secular investment themes for the Fund that focus on disparities between fundamentals and market sentiment.

In managing the Fund, RBA focuses on emphasizing and de-emphasizing various global equity market segments at different times. Leading portfolio investment exposures will vary based on the assessment of RBA’s investment committee of a range of proprietary and non-proprietary quantitative indicators, as well as the firm’s macroeconomic analysis and judgment. RBA selects the targeted market segments that historically have had the most compelling characteristics given the macroeconomic assessment. Those characteristics are likely to differ depending on RBA’s assessment of the global economic and profit environments.

Individual stock selection is based on quantitative screening to achieve the desired market exposures while simultaneously seeking to control stock-specific and other observable market risks. RBA’s focus is not on individual stock selection but rather on structuring the Fund’s overall portfolio to conform to the firm’s top down assessment.

The portfolio is monitored on an ongoing basis, and rebalanced as necessary, to ensure that desired market exposures and risk parameters are maintained. Stocks may be sold if they exhibit performance that might counteract the desired exposures or to implement a revised allocation based on a modified top-down view and targeted investment themes.

RBA undertakes extensive proprietary research to support its investment process and investment strategies. The firm’s arsenal of indicators and models examine global equity market valuations; global yield curves; asset class, regional, and country correlations; profit cycle analyses and style and sector rotation; expected beta; estimate revisions and earnings surprises; and investor sentiment, as well as other factors. The firm also regularly attends economic, financial, and quantitative conferences and reviews academic journals for research ideas.  The firm’s analysts review outside research for both investment insight and new ideas that lead to further proprietary research.

Investment Management Team

Set forth below is information regarding the team of professionals at RBA primarily responsible for overseeing the day-to-day operations of the Fund. Investment decisions for the Fund are made by RBA’s investment committee, led by Richard Bernstein, Chief Executive Officer and Chief Investment Officer of RBA.

Name, Address and Title	Principal Occupation(s) During Past 5 Years
Richard Bernstein Co-portfolio manager RBA 120 West 45th Street New York, New York 10036	Chief Executive Officer and Chief Investment Officer of RBA. Employed as investment professional with RBA since its founding in 2009.
Matthew Griswold, CFA Co-portfolio manager RBA 120 West 45th Street New York, New York 10036	Director of Investments at RBA. Employed as investment professional with RBA since 2010.

Additional information about the portfolio managers’ compensation, other accounts managed by them and other information is provided in the SAI.

Control Persons

A control person is a person who beneficially owns more than 25% of the voting securities of a company.  TSC is currently the sole stockholder of the Fund, and therefore a control person.  However, it is anticipated that TSC will no longer be a control person once the offering is completed.

NET ASSET VALUE

The Fund determines the net asset value of its Common Stock on each day the New York Stock Exchange is open for business, as of the close of the customary trading session (normally 4:00 p.m. Eastern Time), or any earlier closing time that day.  The Fund determines the net asset value per share of Common Stock by dividing the value of the Fund’s securities, cash and other assets (including interest accrued but not collected) less all its liabilities (including accrued expenses) by the total number of shares of Common Stock outstanding.

The Fund’s equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the “Valuation Time”). If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end investment companies are valued at their net asset value each business day. Swap contracts are generally valued at a price at which the counterparty to such contract would repurchase the instrument or terminate the contract. Futures contracts are valued at the settlement prices established each day on the exchange on which they are traded. Structured note agreements are valued in accordance with a dealer-supplied valuation based on changes in the value of the underlying index. Securities, options, swaps and futures contracts, structured note agreements and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Fund’s Valuation Time but after the close of the securities’ primary markets, are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors under procedures established by the Board of Directors. The Fund may utilize a service provided by an independent third party which has been approved by the Board of Directors to fair value certain securities. Determination of the Common Stock’s net asset value is made in accordance with generally accepted accounting principles.

The Fund also may use fair value procedures if RBA determines that a significant event has occurred between the time at which a market price is determined and the time at which the Fund’s net asset value is calculated. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before the Fund prices its shares. A fund may use a fair value model developed by an independent third party pricing service, which has been approved by its Board of Directors, to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by RBA from time to time.

The Fund’s fair valuation policies are designed to reduce dilution and other adverse effects on long-term shareholders of trading practices that seek to take advantage of “stale” or otherwise inaccurate prices. When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. If the Fund uses fair value to price securities, it may value those securities higher or lower than another fund using market quotations or its own fair value procedures to price the same securities. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value.

Some portfolio securities may be listed on foreign exchanges that are open on days (such as U.S. holidays) when the Fund does not compute its price. This could cause the value of the Fund’s portfolio investments to be affected by trading on days when the Fund does not price its shares.

DISTRIBUTIONS

The Fund intends to distribute annually its net investment income and any realized capital gains.

DESCRIPTION OF SHARES

Common Stock

The Articles authorize the issuance of 100,000,000 shares of Common Stock, par value $.001 per share.  All shares of Common Stock have equal rights to the payment of dividends and the distribution of assets upon liquidation.  Common Stock will, when issued, be fully paid and non-assessable, and will have no pre-emptive or conversion rights or rights to cumulative voting.  The Board of Directors, without stockholder vote, can increase or decrease the aggregate number of stock or the number of shares of stock of any class or series that the Fund has authority to issue, and can reclassify any authorized but unissued shares.

Net asset value will be reduced immediately following the offering by the amount of the sales load and the offering expenses paid by the Fund up to and including $0.10 per share of Common Stock.

The Fund’s Common Stock is designed primarily for long-term investors, and investors in Common Stock should not view the Fund as a vehicle for trading purposes.

Each outstanding share of Common Stock entitles the holder to one vote on all matters submitted to a vote of Common Stockholders, including the election of Directors.  Except as provided with respect to any other class or series, the Common Stockholders will possess the exclusive voting power.  There is no cumulative voting in the election of Directors, which means that the holders of a majority of the outstanding shares of Common Stock can elect all of the Directors then standing for election, and the holders of the remaining shares of Common Stock will not be able to elect any Directors.

Preferred Stock

The total number of shares of preferred stock that the Fund currently has authority to issue is 10,000,000, $0.001 par value per share. This offering does not include an offering of preferred stock. However, under the terms of the Articles, the Board of Directors may authorize the Fund to issue shares of preferred stock in one or more classes or series, without stockholder approval, to the extent permitted by the 1940 Act. The Board of Directors has the power to fix the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption of each class or series of preferred stock.

Preferred stock could be issued with terms that would adversely affect the holders of Common Stock. Preferred stock could also be used as an anti-takeover device through the issuance of shares of a class or series of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control. Every issuance of preferred stock will be required to comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that: (1) immediately after issuance and before any dividend or other distribution is made with respect to the Common Stock and before any purchase of Common Stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of the Fund’s total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class voting separately to elect two directors at all times and to elect a majority of the directors if distributions on such preferred stock are in arrears by two full years or more. In order for the Fund to take certain actions or enter into certain transactions, a separate class vote of holders of preferred stock will be required, in addition to the combined single class vote of the holders of preferred stock and Common Stock.

CERTAIN PROVISIONS IN THE ARTICLES OF INCORPORATION AND BY-LAWS

The Maryland General Corporation Law and the Fund’s Articles and By-Laws contain provisions that could make it more difficult for a potential acquirer to acquire the Fund by means of a tender offer, proxy contest or otherwise. These provisions are designed to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of the Fund to negotiate first with the Board of Directors. The Fund believes that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Classified Board of Directors. Upon the completion of the Fund’s initial public offering, the Board of Directors will be divided into three classes of Directors serving staggered three-year terms. The initial terms for the Class I, Class II and Class III Directors will expire at the annual meetings of the Fund’s shareholders held in 2016, 2017 and 2018, respectively, and when their respective successors are duly elected and qualify. Upon expiration of their initial terms, Directors of each class will be elected to serve for terms expiring at the third succeeding annual meeting of the Fund’s shareholders and when their successors are duly elected and qualify, and each year one class of Directors will be elected by the shareholders. A classified board may render a change in control of the Fund or the removal of the Fund’s incumbent management more difficult. The Fund believes, however, that the longer time required to elect a majority of a classified Board of Directors will help to ensure the continuity and stability of the Fund’s management and policies.

Election of Directors. The Fund’s By-Laws provide that Directors shall be elected by a plurality of the votes cast in the election of Directors. The Board of Directors may amend the By-Laws from time to time to alter the vote required to elect a Director.

Number of Directors; Vacancies; Removal. The Fund’s Articles provide that the number of Directors will be set only by the Board of Directors in accordance with the Fund’s By-Laws. The Fund’s By-Laws provide that a majority of the entire Board of Directors may at any time increase or decrease the number of Directors. However, unless the Fund’s By-Laws are amended, the number of Directors cannot be less than three or more than twelve.

The Fund’s Articles provide that, at such time as the Fund is so eligible, the Fund elects to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the Board of Directors. For that reason, except as may be provided by the Board of Directors in setting the terms of any class or series of preferred stock, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the Directors remaining in office, even if the remaining Directors do not constitute a quorum, and any Director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

The Fund’s Articles provide that a Director may be removed only for cause and then only by the affirmative vote of at least eighty percent (80%) of the votes entitled to be cast in the election of Directors.

Action by Shareholders.  Under the Maryland General Corporation Law, shareholder action can be taken only at an annual or special meeting of shareholders or, unless the Articles provide for shareholder action by less than unanimous written consent (which is not the case for the Fund’s Articles), by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of the Fund’s By-Laws regarding the calling of a shareholder-requested special meeting of shareholders discussed below, may have the effect of delaying consideration of a shareholder proposal until the next annual meeting of shareholders.

Advance Notice Provisions for Shareholder Nominations and Shareholder Proposals.  The Fund’s By-Laws provide that, with respect to an annual meeting of shareholders, the nomination of individuals for election as Directors and the proposal of other business to be considered by the Fund’s shareholders may be made only (1) pursuant to the Fund’s notice of the meeting, (2) by or at the direction of the Board of Directors or (3) by a shareholder who is a shareholder of record at the time the shareholder provides the notice required by the Fund’s By-Laws and at the time of the annual meeting, who is entitled to vote at the meeting in the election of such individuals as Directors or on such other business and who has complied with the advance notice requirements of, and provided the information required by, the Fund’s By-Laws. With respect to special meetings of the Fund’s shareholders, only the business specified in the notice of the meeting may be brought before the meeting. Nominations of individuals for election as Directors at a special meeting of shareholders may be made only (i) by or at the direction of the Board of Directors or (ii) if the special meeting has been called in accordance with the Fund’s By-Laws for the purpose of electing directors, by any shareholder who is a shareholder of record both at the time the shareholder provides the notice required by the Fund’s By-Laws and at the time of the special meeting, who is entitled to vote at the meeting in the election of each individual so nominated and who has complied with the advance notice requirements of, and provided the information required by, the Fund’s By-Laws and applicable law.

Calling of Special Meetings of Shareholders.  The Fund’s By-Laws provide that special meetings of the Fund’s shareholders may be called by the Board of Directors and certain of the Fund’s officers. The Fund’s By-Laws also provide that, subject to the satisfaction of certain procedural and informational requirements by the shareholder requesting the meeting, a special meeting of shareholders must be called by the secretary of the Fund upon the written request of shareholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting. The Fund’s secretary will inform the requesting shareholders of the reasonably estimated cost of preparing and mailing the notice of meeting (including the Fund’s proxy materials), and the requesting shareholders must pay the estimated cost before the secretary may prepare and mail notice of the special meeting.

Approval of Extraordinary Corporate Action; Amendment of the Fund’s Articles and By-Laws.  Under Maryland law, a Maryland corporation generally cannot dissolve, amend its Articles, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of shareholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its Articles for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter.

However, certain amendments of the Articles and transactions require supermajority Director and shareholder votes. Except as otherwise provided below, the affirmative vote of the holders of Common Stock and preferred stock entitled to cast at least 80% of the votes entitled to be cast by such shareholders, each voting as a separate class, in addition to the affirmative vote of at least 80% of the Board of Directors, shall be necessary to effect any of the following actions:

•
any amendment to the Articles to make the Common Stock a redeemable security or to convert the corporation from a closed-end company to an open-end company (as such terms are defined in the 1940 Act) or any amendment to the purposes for which the Fund is formed, unless such amendment is approved by the vote of 80% of the Continuing Directors (as hereinafter defined), in which case the affirmative vote of a majority of the votes entitled to be cast by shareholders shall be required to approve such actions;

•	any shareholder proposal as to specific investment decisions made or to be made with respect to the Fund’s assets;

•
any proposal to liquidate or dissolve the Fund or any amendment to the Articles that would terminate the existence of the Fund, unless such proposal is approved by the vote of 80% of the Continuing Directors, in which case the affirmative vote of a majority of the votes entitled to be cast by shareholders shall be required to approve such actions;

•	any proposal regarding the percentage of shareholder votes necessary to amend certain provisions of the Articles approve the dissolution of the Fund or approve extraordinary transactions; or

•	any Business Combination, which is defined in the Articles as:

o	any merger, consolidation or statutory share exchange of the Fund with or into any other entity;

o
any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions in any 12 month period) to or with any other person of any assets of the Fund having an aggregate Fair Market Value (as defined in the Articles) of $1,000,000 or more except for portfolio transactions of the Corporation effected in the ordinary course of the Fund’s business; or

o
the issuance or transfer by the Fund (in one transaction or a series of transactions in any 12 month period) of any of the Fund’s securities to any other entity in exchange for cash, securities or other property (or a combination thereof) having an aggregate Fair Market Value of $1,000,000 or more excluding sales of any securities of the Fund in connection with a public offering or private placement thereof, issuances of any securities of the Fund pursuant to a dividend reinvestment and/or cash purchase plan adopted by the Fund and issuances of any securities of the Fund upon the exercise of any share subscription rights distributed by the Fund.

The Articles provide that, if any Business Combination described above (other than the Business Combination described immediately above) is approved by a vote of 80% of the Continuing Directors, or all of the conditions set forth in the Articles regarding the consideration to be received in the Business Combination and related matters are satisfied, a majority of the votes entitled to be cast by shareholders shall be required to approve such transaction, if the transaction requires shareholder approval under Maryland law. If any other Business Combination is approved by a vote of 80% of the Continuing Directors, or all of the conditions set forth in the Articles regarding the consideration to be received in the Business Combination and related matters are satisfied, no shareholder vote shall be required to approve such transaction unless otherwise required by law.

Under the Articles, a “Continuing Director” means any member of the Board of Directors of the Fund who (A) is not an Interested Party or an Affiliate or an Associate (as these terms are defined in the Articles) of an Interested Party and has been a member of the Board of Directors for a period of at least 12 months (or since the Fund’s commencement of operations, if that period is less than 12 months); or (B) is a successor of a Continuing Director who is not an Interested Party or an Affiliate or an Associate of an Interested Party and is recommended to succeed a Continuing Director by a majority of the Continuing Directors then on the Board of Directors; or (C) is elected to the Board of Directors to be a Continuing Director by a majority of the Continuing Directors then on the Board of Directors and who is not an Interested Party or an Affiliate or Associate of an Interested Party.

The Board of Directors has determined that the foregoing voting requirements, which are generally greater than the minimum requirements under Maryland law and the 1940 Act, are in the best interest of the Fund’s shareholders generally.

Reference is made to the Articles and By-Laws of the Fund, on file with the SEC, for the full text of these provisions. These provisions could have the effect of depriving stockholders of an opportunity to sell their Common Stock at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. On the other hand, these provisions may require persons seeking control of the Fund to negotiate with its management regarding the price to be paid for the Common Stock required to obtain such control, they promote continuity and stability and they enhance the Fund’s ability to pursue long-term strategies that are consistent with its investment objective.

TENDER OFFERS

The Fund is a closed-end management investment company and, as such, its stockholders will not have the right to cause the Fund to redeem their Common Stock.  In recognition that a secondary market for the Fund’s Common Stock is unlikely to exist, beginning in 2016 the Fund intends, but is not obligated, to conduct [semi-annual] tender offers for an aggregate up to [10]% annually of its Common Stock then outstanding in the sole discretion of its Board.  The Fund does not expect to make a tender offer for its Common Stock during its first [12] months of operations.  In any given [semi-annual] period, RAM and RBA may or may not recommend to the Board of Directors that the Fund conduct a tender offer.  For example, if adverse market conditions cause the Fund’s investments to be more thinly traded than usual or a greater portion to be illiquid or trade at depressed prices or if RAM and RBA believe that conducting a tender offer for [10]% or less, as applicable, of the Fund’s Common Stock then outstanding would impose an undue burden on stockholders that do not tender compared to the benefits of giving stockholders the opportunity to sell all or a portion of their Common Stock at net asset value, the Fund may choose not to conduct a tender offer or may choose to conduct a tender offer for less than [10]% annually of its Common Stock then outstanding.  Accordingly, there may be periods in which no tender offer is made, and it is possible that no tender offers will be conducted during the term of the Fund at all.  If a tender offer is not made, stockholders may not be able to sell their Common Stock as it is unlikely that a secondary market for the Common Stock will develop or, if a secondary market does develop, stockholders may be able to sell their Common Stock only at substantial discounts from net asset value.  The Fund is designed primarily for long-term investors, who are prepared to hold the shares of Common Stock until the expiration of the Fund’s term, and an investment in the Fund’s Common Stock should be considered illiquid.

In a tender offer, the Fund repurchases outstanding shares of Common Stock at the Fund’s net asset value or at a percentage of the Fund’s net asset value on the last day of the offer.  The Fund anticipates selling portfolio investments to fund tender offers.  However, subject to the Fund’s investment restriction with respect to Borrowings, the Fund may borrow money to finance the repurchase of Common Stock pursuant to any tender offers.  However, there can be no assurance that the Fund will be able to obtain such financing for tender offers if it attempts to do so.  Moreover, if the Fund’s portfolio does not provide adequate liquidity to fund tender offers, the Fund may extend the last day of any tender offer or choose to pay tendering stockholders with a promissory note, payment on which may be made in cash up to 30 days after the expiration of the tender offer period (as extended).  The promissory note will be non-interest bearing, non-transferable and non-negotiable.  With respect to the Common Stock tendered, the owner of a promissory note will no longer be a stockholder of the Fund and will not have the rights of a stockholder, including without limitation voting rights.  The promissory note may be prepaid, without premium, penalty or notice, at any time.  Although tender offers generally would be beneficial to stockholders by providing them with some ability to sell their Common Stock at net asset value, the acquisition of Common Stock by the Fund will decrease the total assets of the Fund.  Tender offers are, therefore, likely to increase the Fund’s expense ratio, may result in untimely sales of portfolio securities and/or may limit the Fund’s ability to participate in new investment opportunities.  To the extent the Fund maintains a cash position to satisfy Fund repurchases, the Fund would not be fully invested, which may reduce the Fund’s investment performance.  Furthermore, to the extent the Fund borrows to finance the making of tender offers by the Fund, interest on such borrowings reduces the Fund’s net investment income.  In order to fund repurchase requests, the Fund may be required to sell its more liquid portfolio securities to purchase shares of Common Stock that are tendered, which may increase risks for remaining stockholders and increase fund expenses.  Consummating a tender offer may require the Fund to liquidate portfolio securities, and realize gains or losses, at a time when RAM and RBA would otherwise consider it disadvantageous to do so.

It is the Board of Directors’ announced policy, which may be changed by the Board of Directors, not to purchase Common Stock pursuant to a tender offer if (1) such purchases would impair the Fund’s status as a regulated investment company under the U.S. federal income tax laws (which would cause the Fund’s income to be taxed at the corporate level in addition to the taxation of stockholders who receive dividends from the Fund); (2) the Fund would not be able to liquidate portfolio securities in a manner that is orderly and consistent with the Fund’s investment objective and policies in order to purchase shares of Common Stock tendered pursuant to the tender offer; or (3) there is, in the Board of Directors’ judgment, any (a) legal action or proceeding instituted or threatened challenging the tender offer or otherwise materially adversely affecting the Fund, (b) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by banks in the United States or New York State, which is material to the Fund, (c) limitation imposed by Federal or state authorities on the extension of credit by lending institutions, (d) commencement of war, armed hostilities, acts of terrorism or other international or national calamity directly or indirectly involving the United States that in the sole determination of the Board of Directors is material to the Fund, or (e) other events or conditions that would have a material adverse effect on the Fund or its stockholders if shares of Common Stock tendered pursuant to the tender offer were purchased.  Thus, there can be no assurance that the Board of Directors will proceed with any tender offer.  The Board of Directors may modify these conditions in light of circumstances existing at the time.  The Fund may not purchase Common Stock to the extent such purchases would result in the asset coverage with respect to any borrowing being reduced below the asset coverage requirement set forth in the 1940 Act.  Accordingly, in order to purchase all shares of Common Stock tendered, the Fund may have to repay all or part of any then outstanding borrowing to maintain the required asset coverage.  In addition, the amount of shares of Common Stock for which the Fund makes any particular tender offer may be limited for the reasons set forth above or in respect of other concerns related to the Fund’s portfolio or the impact of the tender offer on those stockholders that do not sell their shares of Common Stock in the tender offer.  The number of shares tendered for repurchase may exceed the number that the Fund offers to repurchase.  If that happens, the Fund will repurchase shares on a pro-rata basis, and tendering shareholders will not have all of their tendered shares repurchased by the Fund. However, the Board, in its discretion, subject to applicable law, may amend a tender offer to include all or part of the oversubscribed amounts.

Each tender offer would be made and shareholders would be notified in accordance with the requirements of the Securities Exchange Act of 1934, as amended and the 1940 Act, either by publication or mailing or both.  The tender offer documents will contain information prescribed by such laws and the rules and regulations promulgated thereunder.  The repurchase of tendered shares of Common Stock by the Fund is a taxable event to shareholders.  See “Tax Matters.” The Fund pays all costs and expenses associated with the making of any tender offer.  Selected securities dealers or other financial intermediaries may charge a processing fee to confirm a repurchase of shares pursuant to a tender offer.

TAX MATTERS

The discussion below and certain disclosure in the SAI provide general tax information related to an investment in the Fund’s Common Stock.  Because tax laws are complex and often change, you should consult your tax adviser about the tax consequences of an investment in the Fund.  Unless otherwise noted, the following discussion assumes that you are a U.S. stockholder and that you hold the Common Stock as a capital asset (generally, property held for investment).  You will be a U.S. stockholder if you are an individual who is a citizen or resident of the United States, a U.S. domestic corporation, or any other person that is subject to U.S. federal income tax on a net income basis in respect of an investment in Common Stock.

The Fund intends to elect to be treated and to qualify each taxable year as a regulated investment company under Subchapter M of the Code.  To qualify under Subchapter M for the favorable tax treatment accorded to regulated investment companies, the Fund must, among other things: (1) distribute to its stockholders in each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and its net tax-exempt income; (2) derive in each taxable year at least 90% of its gross income from (a) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies; and (b) net income derived from interests in certain publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each a “Qualified Publicly Traded Partnership”); and (3) diversify its holdings so that, at the end of each quarter of each taxable year of the Fund (a) at least 50% of the value of the Fund’s total assets is represented by cash, cash items, U.S. government securities and securities of other regulated investment companies, and other securities, with these other securities limited, with respect to any one issuer, to an amount not greater in value than 5% of the value of the Fund’s total assets, and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of (I) any one issuer, (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships.  As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes in each taxable year to its stockholders.  The Fund intends to distribute to its stockholders, at least annually, substantially all of its investment company taxable income and net capital gain.

A regulated investment company that fails to distribute, by the close of each calendar year, an amount at least equal to the sum of 98% of its ordinary taxable income for such calendar year and 98.2% of its capital gain net income for the one-year period ending on October 31 of such calendar year, plus any shortfalls from any prior year’s required distribution, is liable for a 4% excise tax on the portion of the undistributed amounts of such income that are less than the required distributions.  For these purposes, the Fund will be deemed to have distributed any income on which it paid U.S. federal income tax.

Distributions to stockholders by the Fund of ordinary income (including “market discount” realized by the Fund on the sale of debt securities), and of net short-term capital gains, if any, realized by the Fund will be taxable to stockholders as ordinary income to the extent such distributions are paid out of the Fund’s current or accumulated earnings and profits (as determined for U.S. federal income tax purposes).  Distributions, if any, of net capital gains that are properly reported by the Fund as capital gain dividends will be taxable as long-term capital gains, regardless of the length of time the stockholder has owned Common Stock of the Fund.  A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits will be treated by a stockholder as a return of capital which is applied against and reduces the stockholder’s basis in his or her shares of Common Stock.  To the extent that the amount of any such distribution exceeds the stockholder’s basis in his or her shares, the excess will be treated by the stockholder as gain from a sale or exchange of the Common Stock.  Distributions paid by the Fund generally will not be eligible for the dividends received deduction allowed to corporations or for the reduced rates applicable to certain qualified dividend income received by non-corporate stockholders.

Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional Common Stock of the Fund pursuant to the Plan.  Stockholders receiving distributions in the form of additional Common Stock of the Fund will be treated as receiving a distribution in the amount of cash that they would have received if they had elected to receive the distribution in cash, unless the Fund issues new shares of Common Stock that are trading at or above net asset value, in which case, such stockholders will be treated as receiving a distribution in the amount of the fair market value of the distributed Common Stock.

Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to stockholders of record on a specified date in one of those months, and paid during the following January, will be treated as having been distributed by the Fund (and received by stockholders) on December 31 of the year in which declared.

In general, the sale or other disposition of Common Stock (other than repurchases, which are described below), including at termination of the Fund, will result in capital gain or loss to stockholders.  A holder’s gain or loss generally will be a long-term capital gain or loss if the Common Stock has been held for more than one year.  Present law taxes both long- and short-term capital gains of corporations at the rates applicable to ordinary income.  For non-corporate taxpayers, however, long-term capital gains are currently eligible for reduced rates of taxation.  Losses realized by a holder on the sale or exchange of Common Stock held for six months or less are treated as long-term capital losses to the extent of any distribution of long-term capital gain received (or amounts designated as undistributed capital gains) with respect to such Common Stock.  In addition, no loss will be allowed on the sale or other disposition of Common Stock if the owner acquires (including acquisitions of Common Stock pursuant to the Plan) or enters into a contract or option to acquire securities that are substantially identical to such Common Stock within 30 days before or after the disposition.  In such case, the basis of the securities acquired will be adjusted to reflect the disallowed loss.

The repurchase of Common Stock by the Fund generally will be a taxable transaction for U.S. federal income tax purposes, either as a sale or exchange or, under certain circumstances, as a dividend.  A repurchase of Common Stock generally will be treated as a sale or exchange if the receipt of cash by the stockholder results in a “complete redemption” of the stockholder’s interest in the Fund or is “substantially disproportionate” or “not essentially equivalent to a dividend” with respect to the stockholder.  In determining whether any of these tests have been met, Common Stock actually owned and Common Stock considered to be owned by the stockholder by reason of certain constructive ownership rules generally must be taken into account.  If any of the tests for sale or exchange treatment is met, a stockholder will generally recognize capital gain or loss (which will be treated in the same manner as described above) equal to the difference between the amount of cash received by the stockholder and the adjusted tax basis of the Common Stock repurchased.

If none of the tests for sale or exchange treatment is met, the amount received by a stockholder on a repurchase of Common Stock will be taxable to the stockholder as a dividend to the extent of such stockholder’s allocable share of the Fund’s current and accumulated earnings and profits (as determined for U.S. federal income tax purposes).  The excess of such amount received over the portion that is taxable as a dividend would constitute a non-taxable return of capital (to the extent of the stockholder’s adjusted tax basis in the Common Stock sold), and any amount in excess of the stockholder’s adjusted tax basis would constitute taxable capital gain.  Any remaining tax basis in the Common Stock repurchased by the Fund will be transferred to any remaining Common Stock held by such stockholder.  In addition, if a repurchase of Common Stock is treated as a dividend to the tendering stockholder, a constructive dividend may result to a non-tendering stockholder whose proportionate interest in the earnings and assets of the Fund has been increased by such repurchase.

If you are a non-U.S. stockholder (other than a partnership or a non-U.S. stockholder whose ownership of the Common Stock is effectively connected with a U.S. trade or business), certain dividends that you receive from the Fund may be subject to U.S. federal withholding tax.  To the extent that Fund distributions consist of ordinary dividends or other payments that are subject to withholding, the Fund will withhold U.S. federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty).  Under current law, this withholding tax will apply even to the extent that the dividends are paid out of “portfolio interest” income or short-term capital gains that would not have been subject to such withholding tax had they been received directly by you.  For dividends paid by regulated investment companies, such “interest-related dividends” and “short-term capital gain dividends” that satisfied certain requirements were exempt from this withholding tax.  There can be no assurance as to whether or not this exemption will be extended to future taxable years.  Net capital gain dividends (that is, distributions of the excess of net long-term capital gain over net short-term loss) distributed by the Fund to a non-U.S. stockholder will not be subject to U.S. federal withholding tax.

If you do not provide the Fund with your correct taxpayer identification number and any required certifications, you may be subject to backup withholding on your taxable distributions and redemption proceeds.  Backup withholding will not, however, be applied to payments that are subject to the 30% withholding tax applicable to non-U.S. stockholders.

Under the Hiring Incentives to Restore Employment Act, which was enacted in early 2010 and contains provisions from the former Foreign Account Tax Compliance Act of 2009 (commonly referred to as “FATCA”), and administrative guidance thereto, the relevant withholding agent may be required to withhold 30% of any dividends paid after December 31, 2013 and the proceeds of a sale or other disposition of Common Stock occurring after December 31, 2016 paid to (i) a foreign financial institution unless such foreign financial institution agrees to verify, report and disclose certain of its U.S. accountholders to the Internal Revenue Service and meets certain other specified requirements or (ii) a non-financial foreign entity that is the beneficial owner of the payment unless such entity certifies that it does not have any substantial United States owners or provides the name, address and taxpayer identification number of each substantial United States owner and such entity meets certain other specified requirements.  These requirements are different from, and in addition to, the certification requirements referenced above.

The foregoing discussion is for general information only.  The provisions of the Code and regulations thereunder presently in effect as they directly govern the taxation of the Fund and its stockholders are subject to change by legislative or administrative action, and any such change may be retroactive with respect to the Fund’s transactions.  The foregoing does not represent a detailed description of the U.S. federal income tax considerations relevant to special classes of taxpayers including, without limitation, financial institutions, insurance companies, investors in pass-through entities, U.S. stockholders whose “functional currency” is not the U.S. dollar, tax-exempt organizations, dealers in securities or currencies, traders in securities or commodities that elect mark to market treatment, or persons that will hold Common Stock as a position in a “straddle,” “hedge” or as part of a “constructive sale” for U.S. federal income tax purposes.  In addition, this discussion does not address the application of the U.S. federal alternative minimum tax.  Stockholders are advised to consult with their own tax advisers for more detailed information concerning U.S. federal income tax matters.

PLAN OF DISTRIBUTION

The Fund is offering its shares of Common Stock at an offering price equal to $50.00 per share plus the initial sales load of up to $[   ] per share as described below.  The minimum initial investment in the Fund by any investor is 500 shares of Common Stock.  The Fund, in its sole discretion, may accept investments below these minimums.  The offering period for the Common Stock is expected to end on or about [   ], 2015.

The Fund has entered into a distribution agreement with TSCD, an affiliate of TSC and RAM, to serve as principal underwriter and distributor and solicit investors (the “Distribution Agreement”).  Under the Distribution Agreement, TSCD’s responsibilities include, but are not limited to, selling Common Stock of the Fund upon the terms set forth in this prospectus and making arrangements for the collection of purchase monies or the payment of purchase proceeds.  In consideration for its services, TSCD will be entitled to receive a sales load of up to [   ]% of the public offering price per share of the Common Stock for shares sold by TSCD.  In the Distribution Agreement between the Fund and TSCD, the Fund has agreed to indemnify TSCD against certain liabilities, including liabilities arising under the 1933 Act.  TSCD will not act as a market maker with respect to the Common Stock.

TSCD has entered into a dealer agreement with [   ] and may engage one or more other Dealers to assist in the distribution of the Fund’s Common Stock.  Dealers or other financial intermediaries may impose terms and conditions on investor accounts and investments in the Fund that are in addition to the terms and conditions set forth in this prospectus.  Such terms and conditions are not imposed by the Fund, TSCD or any other service provider of the Fund.  Any terms and conditions imposed by a Dealer or other financial intermediary, or operational limitations applicable to such parties, may affect or limit a stockholder’s ability to purchase Common Stock or tender shares of Common Stock for repurchase, or otherwise transact business with the Fund.  Stockholders should direct any questions regarding fees, terms and conditions applicable to their accounts, or relevant operational limitations to their Dealer or other financial intermediary.

The Fund will have the sole right to accept orders to purchase shares of Common Stock and reserves the right to reject any order in whole or in part.  The offering may be terminated by the Fund at any time.

TSCD has the exclusive right to distribute shares of Common Stock directly to investors and through Dealers. TSCD’s obligation is an agency or “best efforts” arrangement under which neither TSCD nor any Dealer is required to purchase any shares of Common Stock.

[Investors may agree with their Dealer (if sold through a Dealer) or TSCD (if sold through TSCD) to reduce the amount of the applicable sales load to zero (i) in the event the investor has engaged the services of a registered investment advisor with whom the investor has agreed to pay a fee for investment advisory services and, in the case of a “wrap” fee arrangement, related brokerage services, (ii) in the event the investor is investing in a bank trust account with respect to which the investor has delegated the decision making authority for investments made in the account to a bank trust department or (iii) for other reasons determined by TSCD or a Dealer.  The amount of an investor’s investment in the Fund would not be affected by eliminating the sales load payable in connection with sales to investors purchasing through such registered investment advisors, bank trust department or otherwise.  Neither TSCD nor its affiliates will directly or indirectly compensate any person engaged as an investment advisor or a bank trust department by a potential investor as an inducement for such investment advisor or bank trust department to advise favorably for an investment in this offering.]

RAM and RBA (and not the Fund) have agreed to pay from their own assets to [    ] a structuring fee for advice relating to the design and organization of the Fund as well as for services related to the sale and distribution of the Common Stock in an amount equal to [   ]% of the total price to the public of the Common Stock sold in this offering.  The total amount of this structuring fee to [    ] will not exceed [    ]% of the total price to the public of the Common Stock sold in this offering.

The initial sales load will not exceed [   ]% of the aggregate gross offering proceeds from the sale of shares of Common Stock in this offering.

The principal business address of  TSCD  is [     ].  The principal business address of [   ] is [   ].

ADMINISTRATOR, FUND ACCOUNTANT AND TRANSFER AGENT

USBFS acts as administrator (the “Administrator”) to the Fund  pursuant to an administration agreement (the “Administration Agreement”). The principal business address of  U.S. Bancorp Fund Services, LLC is 615 E. Michigan Street, 3rd Floor, Milwaukee, Wisconsin 53202.  USBFS provides certain administrative services to the Fund, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Fund’s independent contractors and agents; preparation for signature by an officer of the Fund of all documents required to be filed for compliance by the Fund with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including net asset value and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Fund, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. In this capacity, USBFS does not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.

Pursuant to the Administration Agreement, the Administrator will receive a portion of fees from the Fund as part of a bundled-fees agreement for services performed as Administrator, fund accountant and transfer agent. For its administration services, USBFS will receive a fee based on the average net assets of the Fund, subject to a minimum annual fee. USBFS also acts as fund accountant, transfer agent (the “Transfer Agent”) and dividend disbursing agent under separate agreements.

CUSTODIAN

[    ] is the custodian (the “Custodian”) for the Fund and safeguards and controls the Fund’s cash and securities, determines income and collects interest on Fund investments. The Custodian’s principal business address is [   ]. The Custodian does not participate in decisions relating to the purchase and sale of securities by the Fund.

FISCAL YEAR AND TAX YEAR

For accounting purposes, the Fund’s fiscal year is the 12-month period ending on [October 31].  The 12-month period ending [October 31] of each year will be the taxable year of the Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board has selected [   ], [___________] to serve as the independent registered public accountants of the Fund.

LEGAL OPINIONS

Certain legal matters in connection with the Common Stock will be passed upon for the Fund by Willkie Farr & Gallagher LLP, New York, New York, New York, New York.  Willkie Farr & Gallagher LLP, New York, New York may rely as to certain matters of Maryland law on the opinion of [________].

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

History of the Fund	[ ]
Certain Investment Practices	[ ]
Investment Restrictions	[ ]
Management of the Fund	[ ]
Investment Manager and Subadviser	[ ]
Portfolio Managers	[ ]
Portfolio Securities Transactions	[ ]
Tax Matters	[ ]
Control Persons and Principal Holders of Securities	[ ]
Independent Registered Public Accounting Firm	[ ]
Custodian	[ ]
Additional Information	[ ]
Report of Independent Registered Public Accounting Firm	[ ]
Financial Statements	[ ]
Appendix A—Proxy Voting Policies and Procedures of Richard Bernstein Advisors LLC	A-1

Until[     ], 2015 (25 days after the date of this prospectus) all dealers that buy, sell or trade the Common Stock, whether or not participating in this offering, may be required to deliver a prospectus.  This is in addition to the dealer’s obligation to deliver a prospectus when acting as an underwriter and with respect to their unsold allotments or subscriptions.

[     ]

TSC/Richard Bernstein Global Thematic Micro-Cap Fund, Inc.

Common Stock

$50 per Share

_____________
PROSPECTUS

[       ], 2015

The information in this Statement of Additional Information is not complete and may be changed. We may not sell securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED APRIL 3, 2015

TSC/Richard Bernstein Global Thematic Micro-Cap Fund, Inc.

STATEMENT OF ADDITIONAL INFORMATION

TSC/Richard Bernstein Global Thematic Micro-Cap Fund, Inc. ( the “Fund”) is a newly organized, diversified, closed-end management investment company.

This Statement of Additional Information (“SAI”) relating to common stock of the Fund (“Common Stock”) does not constitute a prospectus but should be read in conjunction with the Fund’s prospectus relating thereto dated [    ], 2015, and as it may be supplemented (the “Prospectus”).  This SAI does not include all information that a prospective investor should consider before purchasing Common Stock, and investors should obtain and read the Fund’s Prospectus prior to purchasing such shares.  A copy of the Fund’s Prospectus, annual and semi-annual reports (when available) and additional information about the Fund may be obtained without charge by calling [    ], by writing to the Fund at [    ] or by visiting the Fund’s website (http://www.[    ].com).  The information contained in, or accessed through, the Fund’s website is not part of the Fund’s Prospectus or this SAI.  Prospective investors may also obtain a copy of the Fund’s Prospectus on the Securities and Exchange Commission’s website (http://www.sec.gov).  Capitalized terms used but not defined in this SAI have the meanings ascribed to them in the Prospectus.

This Statement of Additional Information is dated [    ], 2015.

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TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Page

History of the Fund	[ ]
Certain Investment Practices	[ ]
Investment Restrictions	[ ]
Management of the Fund	[ ]
Investment Manager and Subadviser	[ ]
Portfolio Managers	[ ]
Portfolio Securities Transactions	[ ]
Tax Matters	[ ]
Control Persons and Principal Holders of Securities	[ ]
Independent Registered Public Accounting Firm	[ ]
Custodian	[ ]
Additional Information	[ ]
Report of Independent Registered Public Accounting Firm	[ ]
Financial Statements	[ ]
Appendix A—Proxy Voting Policies and Procedures of Richard Bernstein Advisors LLC	A-1

2

HISTORY OF THE FUND

The Fund is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund was incorporated under the laws of Maryland on March 31, 2015.

CERTAIN INVESTMENT PRACTICES

The Prospectus presents the investment objective and principal investment policies and risks of the Fund.  This section supplements the disclosure in the Prospectus and provides additional information on certain of the Fund’s investment practices.

The Fund may utilize certain investment practices as set forth below.

Derivatives

The Fund may engage in a variety of derivative transactions. However, the Fund will not be obligated to use derivatives and makes no representation as to the availability of these techniques at this time or at any time in the future. Generally, derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, related indexes and other assets. The types of derivatives in which the Fund may invest include, but are not limited to, currency or stock index futures contracts, non-deliverable forwards, currency forward contracts and currency swaps, currency or stock index futures, entering into equity and total return swaps or trading in other similar types of instruments.

Derivatives may be used to attempt to protect against possible changes in the market value of securities held or to be purchased for the Fund’s portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund’s unrealized gains in the value of its securities, to facilitate the sale of those securities for investment purposes, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities or to seek to enhance the Fund’s income or gain. The Fund may use any or all types of derivatives which it is authorized to use at any time; no particular strategy will dictate the use of one type of transaction rather than another, as use of any authorized derivative will be a function of numerous variables, including market conditions. The ability of the Fund to utilize derivatives successfully will depend on numerous factors including the ability of Richard Bernstein Advisors, LLC (“RBA”), the Fund’s subadviser, to predict pertinent market movements, which cannot be assured. These skills are different from those needed to select the Fund’s portfolio securities.

Derivatives involve special risks, including possible default by the other party to the transaction, illiquidity, difficulties in valuation, leverage risk and the risk that the use of derivatives could result in significantly greater losses or lower income or gains than if they had not been used. Recently, several broker-dealers and other financial institutions have experienced extreme financial difficulty, sometimes resulting in bankruptcy of the institution. Although the subadviser monitors the creditworthiness of the Fund’s counterparties, there can be no assurance that the Fund’s counterparties will not experience similar difficulties, possibly resulting in losses to the Fund. The degree of the Fund’s use of derivatives may be limited by certain provisions of the Internal Revenue Code of 1986, as amended (the “Code”). When used, derivatives may increase the amount and affect the timing and character of taxes payable by shareholders. See “Tax Matters.”

Forward Foreign Currency Exchange Contracts. The Fund may use forward foreign currency exchange contracts with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value, to gain or reduce exposure to certain currencies or to generate income or gains.

A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect against an adverse change in the relationship between currencies or to increase exposure to a particular foreign currency. Forward foreign currency exchange contracts are individually negotiated and privately traded so they are dependent upon the creditworthiness of the counterparty.

Some of the forward foreign currency exchange contracts may be classified as non-deliverable forwards (“NDFs”). NDFs are cash-settled, forward contracts that may be thinly traded. NDFs are commonly quoted for time periods of one month up to two years, and are normally quoted and settled in U.S. dollars, but may be settled in other currencies. They are often used to gain exposure to or hedge exposure to foreign currencies that are not internationally traded. NDFs may also be used to gain or hedge exposure to gold.

The Fund may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of that currency approximating the value of some or all of the Fund’s portfolio securities denominated in such currency. For example, the Fund may do this if the subadviser believes that the currency of a particular country may decline in relation to the U.S. dollar. Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Transaction hedging includes entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of portfolio securities or the receipt of income from them. Position hedging is entering into a currency transaction with respect to portfolio securities positions denominated or generally quoted in that currency.

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Cross-hedging may be done by using forward contracts in one currency (or basket of currencies) to hedge against fluctuations in the value of instruments denominated in a different currency (or the basket of currencies and the underlying currency). Use of a different foreign currency (for hedging or non-hedging purposes) magnifies exposure to foreign currency exchange rate fluctuations.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of its securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund’s holdings is exposed is difficult to hedge generally or difficult to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency, the changes in the value of which are generally considered to be linked to a currency or currencies in which some or all of the Fund’s securities are or are expected to be denominated, and to buy dollars.

Currency hedging involves some of the same risks and considerations as other derivative transactions. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in these transactions. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to the Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

Futures Contracts. The Fund may engage in futures contracts on securities, securities indices and other financial indices and foreign currencies and groups of foreign currencies and options thereon either as a hedge against changes in the value of securities and of the currencies to which the Fund is exposed or to which the Fund expects to be subject in connection with future purchases, or to seek to enhance the Fund’s return in non-hedging situations, in accordance with the rules and regulations of the Commodity Futures Trading Commission (“CFTC”).

A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a foreign currency or security at a specified price and time. When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or liquid securities (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Fund will mark-to-market its open futures position.

Although some futures contracts call for making or taking delivery of the underlying currencies or securities, generally these obligations are closed out prior to delivery of offsetting purchases or sales of matching futures contracts (same exchange, underlying currency or security, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund generally realizes a capital gain, or if it is more, the Fund generally realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund generally realizes a capital gain, or if it is less, the Fund generally realizes a capital loss. The transaction costs must also be included in these calculations.

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Swap Agreements. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular predetermined reference instrument or instruments, which can be adjusted for an interest rate factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index). Other types of swap agreements may calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a party’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”).

Whether the use of swap agreements will be successful will depend on RBA’s ability to predict correctly whether certain types of reference instruments are likely to produce greater returns than other instruments. Swap agreements may be subject to contractual restrictions on transferability and termination and they may have terms of greater than seven days. The Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund under the swap). Developments in the swaps market, including government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements, as well as to participate in swap agreements in the future. If there is a default by the counterparty to a swap, the Fund will have contractual remedies pursuant to the swap agreement, but any recovery may be delayed depending on the circumstances of the default.

The swaps market was largely unregulated prior to the enactment of The Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”), which was enacted in 2010 in response to turmoil in the financial markets and other market events. Among other things, Dodd-Frank sets forth a new regulatory framework for certain OTC derivatives, such as swaps, in which the Fund may invest. Dodd-Frank requires many swap transactions to be executed on registered exchanges or through swap execution facilities, cleared through a regulated clearinghouse, and publicly reported. In addition, many market participants are now regulated as swap dealers or major swap participants, and are, or will be, subject to certain minimum capital and margin requirements and business conduct standards.

Currently, central clearing is only required for certain market participants trading certain instruments, although central clearing for additional instruments is expected to be implemented by the CFTC until the majority of the swaps market is ultimately subject to central clearing. In addition, uncleared OTC swaps will be subject to regulatory collateral requirements that could adversely affect the Fund’s ability to enter into swaps in the OTC market. These developments could cause the Fund to terminate new or existing swap agreements or to realize amounts to be received under such instruments at an inopportune time. Until the mandated rulemaking and regulations are implemented completely, it will not be possible to determine the complete impact of Dodd-Frank and related regulations on the Fund, and the establishment of a centralized exchange or market for swap transactions may not result in swaps being easier to value or trade. However, it is expected that swap dealers, major market participants, and swap counterparties will experience other new and/or additional regulations, requirements, compliance burdens, and associated costs. The legislation and rules to be promulgated may exert a negative effect on the Fund’s ability to meet its investment objective, either through limits or requirements imposed on the Fund or its counterparties. The swap market could be disrupted or limited as a result of the legislation, and the new requirements may increase the cost of the Fund’s investments and of doing business, which could adversely affect the ability of the Fund to buy or sell OTC derivatives.

Swap agreements include (but are not limited to):

Currency Swaps. Currency swaps involve the exchange of the rights of the parties to make or receive payments in specified currencies. Because currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If RBA is incorrect in its forecasts of market value and currency exchange rates, performance may be adversely affected.

Equity Swaps. An equity swap is an agreement in which at least one party’s payments are based on the rate of return of an equity security or equity index, such as the S&P 500 Index. The other party’s payments can be based on a fixed rate,  non-equity variable rate, or even a different equity index. The Fund may enter into equity index swaps on a net basis pursuant to which the future cash flows from two reference instruments are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two.

Risk Factors.  Derivatives have special risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, to the extent RBA’s view as to certain market movements is incorrect, the risk that the use of the derivatives could result in losses greater than if they had not been used.  See “Risks—Derivatives Risk” in the Prospectus.  When conducted outside the United States, derivatives transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments.  In addition, the price of any foreign futures and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.  The value of positions taken as part of non-U.S. derivatives also could be adversely affected by: (1) other complex foreign political, legal and economic factors, (2) lesser availability of data on which to make trading decisions than in the United States, (3) delays in the Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (5) lower trading volume and liquidity.

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Fund’s Clearing Broker and Central Clearing Counterparty Risk.  The Commodity Exchange Act (“CEA”) requires swaps and futures clearing brokers registered as “futures commission merchants” to segregate all funds received from customers provided to margin, guarantee or secure the purchase or sale of U.S. domestic futures contracts and cleared swaps from the brokers’ proprietary assets. Similarly, the CEA requires each futures commission merchant to hold in a separate secure account all funds received from customers provided to margin, guarantee or secure the purchase or sale of foreign futures contracts and segregate any such funds from the funds received with respect to domestic futures contracts. However, all funds and other property received by a clearing broker from its customers are held by the clearing broker on a commingled basis in an omnibus account and may be freely accessed by the clearing broker, which may also invest any such funds in certain instruments permitted under the applicable regulation. There is a risk that assets deposited by the Fund with any swaps or futures clearing broker as margin for futures contracts or cleared swaps may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing broker. In addition, the assets of the Fund might not be fully protected in the event of the Fund’s clearing broker’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s combined domestic customer accounts.

Similarly, the CEA requires a clearing organization approved by the CFTC as a derivatives clearing organization to segregate all funds and other property received from a clearing member’s clients in connection with domestic cleared futures and derivative contracts from any funds held at the clearing organization to support the clearing member’s proprietary trading or from any funds or other property received by other clearing members. Nevertheless, all customer funds held at a clearing organization in connection with any futures and derivative contracts are held in a commingled omnibus account of the relevant clearing member and are not identified to the name of the clearing member’s individual customers. With respect to futures and options contracts, a clearing organization may use assets of a non-defaulting customer held in an omnibus account of the relevant clearing member at the clearing organization to satisfy payment obligations of a defaulting customer of the same clearing member to the clearing organization. As a result, in the event of a default of the clearing broker’s other clients or the clearing broker’s failure to extend its own funds in connection with any such default, the Fund may not be able to recover the full amount of assets deposited by the clearing broker on behalf of the Fund with the clearing organization.

Use of Segregated and Other Special Accounts.  Use of many derivatives by the Fund will require, among other things, that the Fund segregate liquid assets with its custodian, or a designated sub-custodian, to the extent the Fund’s obligations are not otherwise “covered” through ownership of the underlying security, financial instrument or currency.  In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of liquid assets at least equal to the current amount of the obligation must be segregated with the custodian or subcustodian in accordance with established procedures.  The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them.  Except when the Fund enters into a forward contract in connection with the purchase or sale of a security denominated in a foreign currency or for other non-speculative purposes, which requires no segregation, a currency contract that obligates the Fund to buy or sell a foreign currency will generally require the Fund to hold an amount of that currency or liquid securities denominated in that currency equal to the Fund’s obligations or to segregate liquid high grade debt obligations equal to the amount of the Fund’s obligations.

In the case of a futures contract, the Fund must deposit the initial margin and, in some instances, the daily variation margin in addition to segregating liquid assets sufficient to meet its obligations to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract.  The Fund will accrue the net amount of the excess, if any, of its obligations relating to swaps over its entitlements with respect to each swap on a daily basis and will segregate with its custodian, or designated sub-custodian, an amount of liquid assets having an aggregate value equal to at least the accrued excess.  Caps, floors and collars require segregation of liquid assets with a value equal to the Fund’s net obligation, if any.

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Derivatives may be covered by means other than those described above when consistent with applicable regulatory policies.  The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related derivatives.  Moreover, instead of segregating assets if it holds a futures contract or forward contract, the Fund could purchase a put option on the same futures contract or forward contract with a strike price as high or higher than the price of the contract held.  Other derivatives may also be offset in combinations.  If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

Real Estate Investment Trusts

The Fund may invest in real estate investment trusts (“REITs”). REITs possess certain risks that differ from an investment in common stocks. REITs are financial vehicles that pool investors’ capital to purchase or finance real estate. REITs may concentrate their investments in specific geographic areas or in specific property types, i.e., hotels, shopping malls, residential complexes and office buildings. REITs are subject to management fees and other expenses, and so a fund that invests in REITs will bear its proportionate share of the costs of the REITs’ operations.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. The market value of REIT shares and the ability of the REITs to distribute income may be adversely affected by several factors, including rising interest rates, changes in the national, state and local economic climate and real estate conditions, perceptions of prospective tenants of the safety, convenience and attractiveness of the properties, the ability of the owners to provide adequate management, maintenance and insurance, the cost of complying with the Americans with Disabilities Act, increased competition from new properties, the impact of present or future environmental legislation and compliance with environmental laws, failing to maintain their exemptions from registration under the 1940 Act, failing to qualify for tax-free pass-through of income under the Code, changes in real estate taxes and other operating expenses, adverse changes in governmental rules and fiscal policies, adverse changes in zoning laws and other factors beyond the control of the issuers of the REITs. In addition, distributions received by the Fund from REITs may consist of dividends, capital gains and/or return of capital. As REITs generally pay a higher rate of dividends (on a pre-tax basis) than operating companies, to the extent application of the Fund’s investment strategy results in the Fund investing in REIT shares, the percentage of the Fund’s dividend income received from REIT shares will likely exceed the percentage of the Fund’s portfolio which is comprised of REIT shares. Generally, dividends received by the Fund from REIT shares and distributed to the Fund’s shareholders will not constitute “qualified dividend income” eligible for the reduced tax rate applicable to qualified dividend income; therefore, that portion of the dividend income attributable to REIT shares held by the Fund that shareholders of the Fund receive will be treated as ordinary income and taxed at a higher rate than dividends eligible for the reduced tax rate applicable to qualified dividend income.

REITs are also subject to interest rate risk. Rising interest rates may cause REIT investors to demand a higher annual yield, which may, in turn, cause a decline in the market price of the equity securities issued by a REIT. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of the Fund’s REIT investments to decline. During periods when interest rates are declining, mortgages are often refinanced. Refinancing may reduce the yield on investments in mortgage REITs. In addition, since REITs depend on payment under their mortgage loans and leases to generate cash to make distributions to their shareholders, investments in REITs may be adversely affected by defaults on such mortgage loans or leases.

Restricted Securities

The Fund may purchase securities legally restricted as to resale, which may include commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “1933 Act”), and securities eligible for resale pursuant to Rule 144A thereunder. Section 4(a)(2) and Rule 144A securities may, however, be treated as liquid by the Fund’s investment adviser and subadviser pursuant to procedures adopted by the Fund’s Board of Directors (the “Board” or the “Board of Directors”), which require consideration of factors such as trading activity, availability of market quotations and number of dealers willing to purchase the security. Even if determined to be liquid, Rule 144A securities may increase the  level of portfolio illiquidity if eligible buyers become uninterested in purchasing such securities.

It may be difficult to sell such illiquid securities at a price representing fair value until such time as the securities may be sold publicly. It also may be more difficult to determine the fair value of such securities for purposes of computing the Fund’s net asset value. Where registration is required, a considerable period of time may elapse between a decision to sell the securities and the time when the Fund would be permitted to sell. Thus, the Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. The Fund may incur additional expense when disposing of illiquid securities, including all or a portion of the cost to register the securities. The Fund also may acquire securities through private placements under which it may agree to contractual restrictions on the resale of such securities that are in addition to applicable legal restrictions. Such restrictions might prevent the sale of such securities at a time when such sale would otherwise be desirable.

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Repurchase Agreements

The Fund may enter into repurchase agreements.  A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from the Fund, as the buyer, at a mutually agreed upon time and price.  The Fund will enter into repurchase agreements only with dealers, domestic banks or recognized financial institutions which, in the opinion of the Fund’s subadviser, are deemed creditworthy.  The Fund’s subadviser will monitor the value of the securities underlying the repurchase agreement at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the securities always equals or exceeds the repurchase price.  The Fund requires that additional securities be deposited if the value of the securities purchased decreases below their resale price and does not bear the risk of a decline in the value of the underlying security unless the seller defaults under the repurchase obligation.  In the event of default by the seller under the repurchase agreement, the Fund could experience losses and experience delays in connection with the disposition of the underlying security.  To the extent that, in the meantime, the value of the securities that the Fund has purchased has decreased, the Fund could experience a loss.

U.S. Government Securities

U.S. government securities includes obligations issued or guaranteed by the U.S. government or by its agencies or instrumentalities, and repurchase agreements with respect to such obligations. Direct obligations are issued by the U.S. Treasury and include bills, certificates of indebtedness, notes and bonds. Obligations of U.S. government agencies and instrumentalities (“Agencies”) are issued by government-sponsored agencies and enterprises acting under authority of Congress. Although obligations of Agencies are not debts of the U.S. Treasury, in some cases, payment of interest and principal on such obligations is guaranteed by the U.S. government, including, but not limited to, obligations of the Federal Housing Administration, the Export-Import Bank of the United States, the Small Business Administration, GNMA, the General Services Administration and the Maritime Administration. In other cases, payment of interest and principal is not guaranteed, e.g., obligations of the Student Loan Marketing Association, Fannie Mae (Federal National Mortgage Association), Freddie Mac (Federal Mortgage Association Corp.), Tennessee Valley Authority, Federal Home Loan Bank, and the Federal Farm Credit Bank. There is no guarantee that the U.S. government will support securities not backed by its full faith and credit. Accordingly, although these securities historically have involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the U.S. government’s full faith and credit. Fannie Mae and Freddie Mac historically were agencies sponsored by the U.S. government that were supported only by the credit of the issuing agencies and not backed by the full faith and credit of the U.S. government. However, in September 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac into conservatorship. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac. Although, the U.S. government or its agencies currently provide additional financial support to such entities, no assurance can be given that they will always do so. A U.S. government guarantee of the securities owned by the Fund does not guarantee the net asset value of the Fund’s shares.

Loans of Portfolio Securities

The Fund may lend securities from its portfolio to brokers, dealers and financial institutions (but not individuals) in order to increase the return on its portfolio. The value of the loaned securities may not exceed one-third of the Fund’s total assets and loans of portfolio securities must be fully collateralized based on values that are marked-to-market daily. In determining whether to lend a security to a particular broker, dealer or financial institution, the size, creditworthiness and reputation of the broker, dealer or financial institution, as well as any other relevant factors will be considered. The principal risk of portfolio securities lending is potential default or insolvency of the borrower. In either of these cases, the Fund could lose all or part of the value of the loaned securities if the value of the collateral falls (including the value of investments made with cash collateral) and is not sufficient to cover the buy-back of loaned securities and the Fund could also experience delays in recovering securities. The Fund may pay reasonable administrative and custodial fees in connection with loans of portfolio securities and may pay a portion of the interest or fee earned thereon to the borrower or a placing broker.

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Any securities that the Fund may receive as collateral will not become part of the Fund’s investment portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Fund is permitted to invest. During the time securities are on loan, the borrower will pay the Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn income or receive an agreed upon fee from a borrower that has delivered cash-equivalent collateral.

INVESTMENT RESTRICTIONS

The following restrictions are the Fund’s only fundamental policies—that is, policies that cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities.  For purposes of the foregoing, a “majority of the Fund’s outstanding voting securities” means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented, or (ii) more than 50% of the outstanding shares.  The other policies and investment restrictions are not fundamental polices of the Fund and may be changed by the Fund’s Board without shareholder approval.  If a percentage restriction set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation.  Under its fundamental restrictions, the Fund may not:

(1) issue senior securities, as defined in the 1940 Act, except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority;

(2) make loans to other persons, except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority;

(3) underwrite the securities of other issuers, except insofar as the Fund may be deemed to be an underwriter under the 1933 Act, in connection with the sale and purchase of portfolio securities;

(4) make any investment if, as a result, the Fund’s investments will be concentrated in any one industry; provided, that this limitation shall not apply with respect to obligations issued or guaranteed by the U.S. government or by its agencies or instrumentalities;

(5) purchase or sell real estate, provided the Fund may invest in securities and other instruments secured by real estate or interests therein or issued by companies that invest in real estate or interests therein;

(6) purchase or sell commodities, commodity futures contracts or commodity options except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority;

(7) with respect to 75% of its total assets, invest more than 5% of its total assets (taken at current value) in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer, except obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and except securities of other investment companies; and

(8) borrow money, except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

The foregoing restrictions and limitations will apply only at the time of purchase of securities, and the percentage limitations will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities, unless otherwise indicated.

MANAGEMENT OF THE FUND

Board of Directors

The overall management of the business and affairs of the Fund is vested in the Board of Directors.  The Fund’s charter provides that the Board be divided into three classes, as nearly equal in number as possible, each of which will serve for three years, with one class being elected each year. Each year the term of office of one class expires. The Directors of the Fund, their ages, their principal occupations during the past five years, the number of investment companies or portfolios in the Fund Complex that each Director oversees, and the other board memberships held by each Director is set forth below.  Directors who are deemed “interested persons” (as that term is defined in Section 2(a)(19) of the 1940 Act) of the Fund are included in the table entitled “Interested Directors.” Directors who are not interested persons as described above are referred to in the table below, and elsewhere in this SAI, as “Independent Directors.”

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Name, Address and Age	Position(s) with Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Investment Companies in Fund Complex(2) Overseen by Director	Other Directorships Held by Director During Past Five Years
INTERESTED DIRECTOR:*
[ ]	[ ]	Since Inception	[ ]	[ ]	[ ]
INDEPENDENT DIRECTORS:
[ ]	[ ]	Since Inception	[ ]	[ ]	[ ]
[ ]	[ ]	Since Inception	[ ]	[ ]	[ ]
[ ]	[ ]	Since Inception	[ ]	[ ]	[ ]
*	[ ] is an “interested person” as defined in the 1940 Act because [ ] is an officer of [RAM] and certain of its affiliates.

(1)	After a Director’s initial term, each Director is expected to serve a three-year term concurrent with the class of Directors for which he or she serves:

· Class I Directors serve an initial term until the first annual shareholder meeting called for the purpose of electing Directors.

· Class II Directors serve an initial term until the second succeeding annual shareholder meeting called for the purpose of electing Directors.

· Class III Directors serve an initial term until the third succeeding annual shareholder meeting called for the purpose of electing Directors.

(2)	The term “Fund Complex” means two or more registered investment companies that:

(a)	hold themselves out to investors as related companies for purposes of investment and investor services; or

(b)	have a common investment adviser or that have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.

Additional Information about the Directors

The Board believes that each Director’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Directors lead to the conclusion that the Directors possess the requisite experience, qualifications, attributes and skills to serve on the Board. The Board believes that the Directors’ ability to review critically, evaluate, question and discuss information provided to them; to interact effectively with Radiance Asset Management, LLC (“RAM”), the Fund’s investment adviser, and RBA, other service providers, counsel and independent auditors; and to exercise effective business judgment in the performance of their duties, support this conclusion. The Board has also considered the contributions that each Director can make to the Board and the Fund. A Director’s ability to perform his or her duties effectively may have been attained through the Director’s executive, business, consulting, and/or legal positions; experience from service as a Director of the Fund and other investment funds, public companies, or non-profit entities or other organizations; educational background or professional training or practice; and/or other life experiences. In this regard, the following specific experience, qualifications, attributes and/or skills apply as to each Director in addition to the information set forth in the table above: [_____]

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The Board believes that the significance of each Director’s experience, qualifications, attributes or skills is an individual matter (meaning that experience important for one Director may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Director, or particular factor, being indicative of Board effectiveness. In its periodic self-assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Directors in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Fund. References to the qualifications, attributes and skills of Directors are pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out the Board or any Director as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Board and Committee Structure

[The Board of Directors is composed of [____] Independent Directors and [__] Interested Director]. The Fund’s charter and bylaws provide that the Board shall be divided into three classes, as nearly equal in number as possible, each of which will serve for three years, with one class being elected each year. The Board has appointed [________], an [Interested Director], as Chairman. The Chairman presides at meetings of the Directors, participates in the preparation of the agenda for meetings of the Board, and acts as a liaison between the Independent Directors and the Fund’s management between Board meetings. Except for any duties specified herein, the designation of the Chairman does not impose on such Director any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally. [The Board does not have a lead Independent Director.] The Board has determined that its leadership structure is appropriate in light of the services that RAM and RBA provide to the Fund and potential conflicts of interest that could arise from these relationships.

The Board holds regular quarterly meetings each year to consider and address matters involving the Fund. The Board also may hold special meetings to address matters arising between regular meetings. The Independent Directors also meet outside the presence of management in executive session at least quarterly [and have engaged separate, independent legal counsel to assist them in performing their oversight responsibilities].

The Board has established a committee structure that includes an Audit and Valuation Committee and a Nominating and Corporate Governance Committee (each discussed in more detail below) to assist the Board in the oversight and direction of the business affairs of the Fund, and from time to time may establish informal ad hoc committees or working groups to review and address the practices of the Fund with respect to specific matters. The Board also intends to consider the establishment of additional committees in the near future. The Committee system facilitates the timely and efficient consideration of matters by the Directors, and facilitates effective oversight of compliance with legal and regulatory requirements and of the Fund’s activities and associated risks. The standing Committees currently conduct an annual review of their responsibilities and operations, including their charter, if any. The Nominating and Corporate Governance Committee and the Board as a whole also conduct an annual evaluation of the performance of the Board, including consideration of the effectiveness of the Board’s committee structure. Each Committee is comprised entirely of Independent Directors. The Board reviews its structure regularly and believes that its leadership structure, [including having a super-majority of Independent Directors], is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among the Committees and the full Board in a manner that enhances efficient and effective oversight.

Audit and Valuation Committee

The Audit and Valuation Committee is appointed by the Board to assist the Board in its oversight of (i) the integrity of the financial statements of the Fund; (ii) the independent registered public accounting firm’s qualifications and independence; (iii) the performance of the Fund’s internal audit function and independent auditors; and (iv) the compliance by the Fund with legal and regulatory requirements. The members of the Fund’s Audit and Valuation Committee are [________].

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The Audit and Valuation Committee oversees the activities of the Fund’s Pricing Committee and performs the responsibilities assigned to the Audit and Valuation Committee in the Fund’s Valuation and Liquidity Procedures, such as overseeing the implementation of the Fund’s Valuation and Liquidity Procedures.

Nominating and Corporate Governance Committee; Consideration of Potential Director Nominees

The Nominating and Corporate Governance Committee recommends nominations for membership on the Board of Directors and reviews and evaluates the effectiveness of the Board in its role in governing the Fund and overseeing the management of the Fund.  It evaluates candidates’ qualifications for Board membership and, with respect to nominees for positions as Independent Directors, their independence from RAM, RBA and other principal service providers. The Committee generally meets twice annually to identify and evaluate nominees for Director and makes its recommendations to the Board at the time of the Board’s December meeting. The Committee also periodically reviews Director compensation and will recommend any appropriate changes to the Board as a group. The Committee also reviews and may make recommendations to the Board relating to those issues that pertain to the effectiveness of the Board in carrying out its responsibilities in governing the Fund and overseeing the management of the Fund. The members of the Fund’s Nominating and Corporate Governance Committee are [_________].

The Nominating and Corporate Governance Committee may take into account a wide variety of factors in considering prospective director candidates, including (but not limited to): (i) availability (including availability to attend to Board business on short notice) and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board; (ii) relevant industry and related experience; (iii) educational background; (iv) reputation; (v) financial expertise; (vi) the candidate’s ability, judgment and expertise; (vii) overall diversity of the Board’s composition; (viii) commitment to the representation of the interests of the Fund and its shareholders and (ix) actual or potential business, family or other conflicts bearing on either the candidate’s independence or the business of the Fund. The Nominating and Corporate Governance Committee will consider potential director candidates, if any, recommended by shareholders provided that the proposed candidates: (i) satisfy any minimum qualifications of the Fund for its directors, and (ii) are not “interested persons” of the Fund, as that term is defined in the 1940 Act.

The Fund’s bylaws contain provisions regarding minimum qualifications for directors. These include a requirement that, to qualify as a nominee for a directorship, each candidate, at the time of nomination, other than persons who were directors at the time of the adoption of the minimum qualifications, must possess at least the following specific minimum qualifications: [_________].

[The Fund’s bylaws also contain advance notice provisions and general procedures with respect to the submission of proposals, including the nomination of directors. Shareholders who intend to propose potential director candidates must substantiate compliance with these requirements. Notice of shareholder proposals must be provided to the Fund’s Secretary not earlier than the [___] day and not later than [5:00 p.m., Eastern Time], on the [___] day prior to the first anniversary of the date of the preceding year’s proxy statement. Any shareholder may obtain a copy of the Fund’s bylaws by calling [_________], toll-free at [_____], or by sending an e-mail to [__________] at [__________].

Board Oversight of Risk Management

The Fund is subject to compliance, valuation and other risks. Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of various Board and Committee activities. The Board has adopted, and periodically reviews, policies and procedures designed to address these risks. Different processes, procedures and controls are employed with respect to different types of risks. Day-to-day risk management functions are within the responsibilities of RAM and RBA, who carry out the Fund’s investment management and business affairs, along with other service providers in connection with the services they provide to the Fund. RAM, RBA and other service providers have their own, independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models. As part of its regular oversight of the Fund, the Board, directly and/or through a Committee, interacts with and reviews reports from, among others, RAM, RBA and the Fund’s other service providers (including the Fund’s transfer agent), the Fund’s Chief Compliance Officer, the Fund’s independent registered public accounting firm, legal counsel to the Fund, and internal auditors, as appropriate, relating to the operations of the Fund. The Board also requires RAM and RBA to report to the Board on other matters relating to risk management on a regular and as-needed basis. The Board recognizes that it may not be possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

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Security Ownership of Management

No Director beneficially owned shares of the Fund as of the calendar year ended December 31, 2014, which is prior to the inception date of the Fund.

None of the disinterested Directors nor their family members owned beneficially or of record securities issued by RAM, RBA, or any person directly or indirectly controlling, controlled by, or under common control with RAM or RBA as of [   ], 2015.

As of [                 ], 2015, the officers and Directors of the Fund as a group owned less than one percent of the Common Stock of the Fund.

Director Compensation

The following table sets forth certain information regarding the estimated compensation of the Fund’s directors for the calendar year ending [    ], 2015.

Director	Estimated Aggregate Compensation from the Fund	Estimated Total Compensation from the Fund and Fund Complex Paid to Directors
Independent Directors:
[ ]	$ [ ]	$ [ ]
[ ]	[ ]	[ ]
[ ]	[ ]	[ ]
[ ]	[ ]	[ ]

Interested Director:
[ ]	$ 0	$ 0

Each Independent Director of the Fund receives a retainer fee of $[    ] per year and a fee of $[    ] per meeting for attendance at Board meetings. In addition, the Chairman of the Board receives a fee of $[    ] per year and the Chairman of the Audit and Valuation Committee receives a fee of $[    ] per year. There are no per meeting fees for attendance at meetings of the Nominating and Corporate Governance Committee. Members of ad hoc committees of the Board receive a fee of $[    ] per meeting attended and the Chairman of each ad hoc committee receives an additional fee of $[    ] per meeting attended. However, the fees for attendance at ad hoc committee meetings may be less than $ [    ] per meeting in certain instances where committee meetings are held jointly with committee meetings of other funds in the same fund complex.

Officers of the Fund

The Fund’s executive officers are chosen each year at a regular meeting of the Board to hold office until their respective successors are duly elected and qualified.  In addition to [    ], the Fund’s [    ], the executive officers of the Fund currently are:

Name, Address and Age	Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
[ ]	[Chief Executive Officer]	Since Inception	[ ]
[ ]	[Principal Financial Officer]	Since Inception	[ ]

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Name, Address and Age	Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
[ ]	[Secretary and Chief Legal Officer]	Since Inception	[ ]
[ ]	Chief Compliance Officer	Since Inception	[ ]
[ ]	[Assistant Secretary]	Since Inception	[ ]
[ ]	[Treasurer]	Since Inception	[ ]

INVESTMENT MANAGER AND SUBADVISER

Manager and Subadviser

The Fund retains RAM to act as its investment manager.  RAM is a wholly-owned subsidiary of TSC.  RAM serves as the investment manager to [_______].  The investment management agreement (the “Management Agreement”) between RAM and the Fund provides that RAM will manage the operations of the Fund, subject to the supervision, direction and approval of the Fund’s Board and the objectives and the policies stated in the Prospectus and this Statement of Additional Information.

Pursuant to the Management Agreement, RAM manages the Fund’s investment portfolio, directs purchases and sales of portfolio securities and reports thereon to the Fund’s officers and Directors regularly.  RAM also provides the office space, facilities, equipment and personnel necessary to perform or oversee the following services for the Fund: SEC compliance, including record keeping, reporting requirements and registration statements and proxies; supervision of Fund operations, including coordination of functions of the transfer agent, administrator, custodian, accountants, counsel and other parties performing services or operational functions for the Fund; and certain administrative and clerical services, including certain accounting services and maintenance of certain books and records.

Pursuant to a subadvisory agreement, RAM has delegated the day-to-day portfolio management of the Fund to RBA (the “Subadvisory Agreement”).  Investment decisions for the Fund are made independently from those of other funds or accounts managed by RBA.  Such other funds or accounts may also invest in the same securities as the Fund.  If those funds or accounts are prepared to invest in, or desire to dispose of, the same security at the same time as the Fund, however, transactions in such securities will be made, insofar as feasible, for the respective funds and accounts in a manner deemed equitable to all.  In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.  In addition, because of different investment objectives, a particular security may be purchased for one or more funds or accounts when one or more funds or accounts are selling the same security.

Each of the Management Agreement and the Subadvisory Agreement has an initial term of [two] years and continues in effect from year to year thereafter if such continuance is specifically approved at least annually by the Fund’s Board or by a majority of the outstanding voting securities of the Fund, and in either event, by a majority of the disinterested Directors of the Board with such disinterested Directors casting votes in person at a meeting called for such purpose.  The Board or the holders of a majority of the Fund’s shares may terminate the Management Agreement on [sixty] days’ written notice without penalty and RAM may terminate the agreement on [ninety] days’ written notice without penalty.  The Management Agreement terminates automatically in the event of an assignment (as defined in the 1940 Act).  The Subadvisory Agreement may be terminated without penalty by the Board or by vote of a majority of the outstanding voting securities of the Fund, in each case on not more than [60] days’ nor less than [30] days’ written notice to RBA, or by RBA upon not less than [90] days’ written notice to the Fund and RAM, and will be terminated upon the mutual written consent of RAM and RBA.  The Subadvisory Agreement terminates automatically in the event of an assignment (as defined in the 1940 Act).

Under the terms of the Management Agreement and the Subadvisory Agreement, neither RAM nor RBA, respectively, will be liable for losses or damages incurred by the Fund, unless such losses or damages are attributable to the willful misfeasance, bad faith or gross negligence on the part of RAM or RBA, as the case may be, or from reckless disregard by them of their obligations and duties under the relevant agreement.

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Codes of Ethics

Pursuant to Rule 17j-1 under the 1940 Act, the Fund, RAM and RBA have each adopted codes of ethics that permit their respective personnel to invest in securities for their own accounts, including securities that may be purchased or held by the Fund.  All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients.  All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility.

Copies of the Codes of Ethics of the Fund, RAM and RBA are on file with the SEC.  These Codes of Ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information relating to the Public Reference Room may be obtained by calling the SEC at (202) 551-8090.  Such materials are also available on EDGAR on the SEC’s website (http://www.sec.gov).  You may also e-mail requests for these documents to publicinfo@sec.gov, or make a request in writing to the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0102.

Proxy Voting Policies

The Board adopted a proxy voting policy and procedures, pursuant to which the Board has delegated proxy voting responsibility to the Fund’s subadviser and adopted the proxy voting policies and procedures of the subadviser to be used for voting proxies relating to portfolio securities held by the Fund. An independent proxy voting service has been retained to assist in the voting of Fund proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The members of the Board will review the Fund’s proxy voting records from time to time and will periodically consider the subadviser’s proxy voting policies and procedures. For a copy of RBA’s proxy voting policies and procedures, see Appendix A. Information regarding how the Fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 will be available without charge (1) by calling [______], (2) on the Fund’s website at http://www.[_____].com and (3) on the SEC’s website at http://www.sec.gov on Form N-PX.

PORTFOLIO MANAGERS

Unless otherwise indicated, the information below is provided as of the date of this SAI. The table below identifies the number of accounts (other than the Fund) for which the Fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the listed categories and the total assets  in the accounts managed within each category. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated as of [   ], 2015.

Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Richard Bernstein	[ ] registered investment companies with $[ ] in total assets under management	[ ] other pooled investment vehicles with $[ ] in assets under management [ ]other pooled investment vehicles that charge a performance fee with approximately $[ ] in total assets under management.	[ ] other accounts with $[ ] in total assets under management [ ] other accounts that charge a performance fee with approximately $[ ] in total assets under management
Matthew Griswold	[ ] registered investment companies with $[ ] in total assets under management	[ ] other pooled investment vehicles with $[ ] in assets under management [ ] other pooled investment vehicles that charge a performance fee with approximately $[ ] in total assets under management.	[ ] other accounts with $[ ] in total assets under management [ ] other accounts that charge a performance fee with approximately $[ ] in total assets under management

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Portfolio Manager Compensation

Compensation of RBA’s portfolio managers and other investment professionals has several components, depending upon the position of the employee: (1) in all cases, a base salary; (2) a discretionary cash bonus payable annually and based on individual performance and overall firm profits; and (3) as part of RBA’s long-term succession and retention plan, several key members of the firm have been given “phantom” equity stakes in the company.

 RBA investment personnel also receive certain insurance and other benefits that are broadly available to all of the firm’s employees. Compensation of all RBA employees is reviewed and evaluated annually. Salaries are paid throughout the year, with any adjustments typically put into effect on January 1st of the respective year. Cash bonuses and profit participations are typically paid at or shortly after year-end.

RBA seeks to compensate its portfolio managers in a manner that is commensurate with their job performance and with the scale and complexity of their responsibilities, and that is competitive with other investment management firms. Because all of RBA’s portfolio managers share responsibility for all of the firm’s managed funds and accounts, each manager’s performance is evaluated based on partly, the individual and composite pre-tax performance of all such funds and accounts (including versus peer groups of funds, as determined by, e.g., Lipper and/or Morningstar) and the respective manager’s perceived contribution to that performance, considering both current-year and longer-term performance objectives and results. While the salaries of RBA portfolio managers and other investment personnel are relatively fixed, cash bonuses and the value of profit participations may fluctuate substantially from year to year, based on changes in the firm’s financial performance and other factors as herein described. In addition, every member of the RBA investment committee has performance goals included in their annual objectives.

Potential Conflicts of Interest

It is possible that conflicts of interest may arise in connection with the portfolio manager’s management of the Fund’s investments on the one hand and the investments of other accounts for which the portfolio manager is responsible for on the other. For example, the portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he advises. In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, the portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account  managed by the portfolio manager may compensate RBA based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his discretion in a manner that he believes is equitable to all interested persons. RBA has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies that govern RBA’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocation, cross trades and best execution.

Portfolio Manager Securities Ownership

Because the Fund recently commenced operations, the portfolio managers did not own any securities of the Fund as of [   ], 2015 nor as of the date of this SAI.

Portfolio Manager	Dollar Range of Securities Beneficially Owned
Richard Bernstein	None
Matthew Griswold, CFA	None

PORTFOLIO SECURITIES TRANSACTIONS

Decisions concerning the execution of portfolio security transactions, including the selection of the market and the broker-dealer firm, are made by RBA. The Fund is responsible for the expenses associated with its portfolio transactions.

RBA places the portfolio security transactions for execution with one or more broker-dealer firms. RBA uses its best efforts to obtain execution of portfolio security transactions at prices which in RBA’s judgment are advantageous to the client and at a reasonably competitive spread or (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, RBA will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the full range and quality of the broker-dealer firm’s services, responsiveness of the firm to RBA, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker-dealer firm, the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions, and the amount of the spread or commission, if any. In addition, RBA may consider the receipt of Research Services (as defined below), provided it does not compromise RBA’s obligation to seek best overall execution for the Fund.

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Transactions on stock exchanges and other agency transactions involve the payment of negotiated brokerage commissions. Such commissions vary among different broker-dealer firms, and a particular broker-dealer may charge different commissions according to such factors as the difficulty and size of the transaction and the volume of business done with such broker-dealer. Transactions in foreign securities often involve the payment of brokerage commissions, which may be higher than those in the United States. There is generally no stated commission in the case of securities traded in the OTC markets including transactions in fixed-income securities which are generally purchased and sold on a net basis (i.e., without commission) through broker-dealers and banks acting for their own account rather than as brokers. Such firms attempt to profit from such transactions by buying at the bid price and selling at the higher asked price of the market for such obligations, and the difference between the bid  and asked price is customarily referred to as the spread. Fixed-income transactions may also be transactions directly with the issuer of the obligations. In an underwritten offering, the price paid often includes a disclosed fixed commission or discount retained by the underwriter or dealer. Although spreads or commissions paid on portfolio security transactions will, in the judgment of RBA, be reasonable in relation to the value of the services provided, commissions exceeding those which another firm might charge may be paid to broker-dealers who were selected to execute transactions on behalf of RBA’s clients in part for providing brokerage and research services to RBA.

Pursuant to the safe harbor provided in Section 28(e) of the Exchange Act (“Section 28(e)”), a broker or dealer who executes a portfolio transaction on behalf of RBA may receive a commission that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if RBA determines in good faith that such compensation was reasonable in relation to the value of the brokerage and research services provided. This determination may be made on the basis of either that particular transaction or on the basis of the overall responsibility which RBA and its affiliates have for accounts over which they exercise investment discretion. “Research Services” as used herein includes any and all brokerage and research services to the extent permitted by Section 28(e). Generally, Research Services may include, but are not limited to, such matters as research, analytical and quotation services, data, information and other services products and materials which assist RBA in the performance of its investment responsibilities. More specifically, Research Services may include general economic, political, business and market information, industry and company reviews, evaluations of securities and portfolio strategies and transactions, technical analysis of various aspects of the securities markets, recommendations as to the purchase and sale of securities and other portfolio transactions, certain financial, industry and trade publications, certain news and information services, and certain research oriented computer software, databases and services. Any particular Research Service obtained through a broker-dealer may be used by RBA in connection with client accounts other than those accounts which pay commissions to such broker-dealer. Any such Research Service may be broadly useful and of value to RBA in rendering investment advisory services to all or a significant portion of its clients, or may be relevant and useful for the management of only one client’s account or of a few clients’ accounts, or may be useful for the management of merely a segment of certain clients’ accounts, regardless of whether any such account or accounts paid commissions to the broker-dealer through which such Research Service was obtained. RBA evaluates the nature and quality of the various Research Services obtained through broker-dealer firms and may attempt to allocate sufficient portfolio security transactions to such firms to ensure the continued receipt of Research Services which RBA believes are useful or of value to it in rendering investment advisory services to its clients. RBA may also receive brokerage and Research Services from underwriters and dealers in fixed-price offerings.

Research Services provided by (and produced by) broker-dealers that execute portfolio transactions or from affiliates of executing broker-dealers are referred to as “Proprietary Research.” RBA may and does consider the receipt of Proprietary Research Services as a factor in selecting broker dealers to execute client portfolio transactions, provided it does not compromise RBA’s obligation to seek best overall execution. RBA also may consider the receipt of Research Services under so called “client commission arrangements” or “commission sharing arrangements” (both referred to as “CCAs”) as a factor in selecting broker dealers to execute transactions, provided it does not compromise t RBA’s obligation to seek best overall execution. Under a CCA arrangement, RBA may cause client accounts to effect transactions through a broker-dealer and request that the broker-dealer allocate a portion of the commissions paid on those transactions to a pool of commission credits that are paid to other firms that provide Research Services to RBA. Under a CCA, the broker-dealer that provides the Research Services need not execute the trade. Participating in CCAs may enable RBA to consolidate payments for research using accumulated client commission credits from transactions executed through a particular broker-dealer to periodically pay for Research Services obtained from and provided by other firms, including other broker-dealers that supply Research Services. RBA believes that CCAs offer the potential to optimize the execution of trades and the acquisition of a variety of high quality Research Services that RBA might not be provided access to absent CCAs. RBA will only enter into and utilize CCAs to the extent permitted by Section 28(e).

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Securities considered as investments for the Fund may also be appropriate for other investment accounts managed by RBA or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of such other accounts simultaneously, RBA will allocate the security transactions (including “new” issues) in a manner it believes to be equitable under the circumstances. As a result of such allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example: (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or (iv) where RBA reasonably determines that departure from a pro rata allocation is advisable. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the members of the Board that the benefits from the investment adviser organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.

TAX MATTERS

Set forth below is a discussion of the material U.S. federal income tax aspects concerning the Fund and the purchase, ownership and disposition of Common Stock.  This discussion does not purport to be complete or to deal with all aspects of U.S. federal income taxation that may be relevant to stockholders in light of their particular circumstances.  Unless otherwise noted, this discussion assumes you are a U.S. stockholder and that you hold your shares as a capital asset.  You will be a U.S. stockholder if you are an individual who is a citizen or resident of the United States, a U.S. domestic corporation, or any other person that is subject to U.S. federal income tax on a net income basis in respect of an investment in Common Stock.  This discussion is based upon the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, as of the date hereof, all of which are subject to change, or differing interpretations (possibly with retroactive effect).  This discussion does not represent a detailed description of the U.S. federal income tax considerations relevant to special classes of taxpayers including, without limitation, financial institutions, insurance companies, investors in pass-through entities, U.S. stockholders whose “functional currency” is not the United States dollar, tax-exempt organizations, dealers in securities or currencies, traders in securities or commodities that elect mark to market treatment, or persons that will hold Common Stock as a position in a “straddle,” “hedge” or as part of a “constructive sale” for U.S. federal income tax purposes.  In addition, this discussion does not address the application of the U.S. federal alternative minimum tax.  Prospective investors should consult their own tax advisers with regard to the U.S. federal tax consequences of the purchase, ownership, or disposition of Common Stock, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

Taxation of the Fund

The Fund intends to elect to be treated and to qualify annually as a regulated investment company (“RIC”) under Subchapter M of the Code.

To qualify for the favorable U.S. federal income tax treatment generally accorded to RICs, the Fund must, among other things: (i) derive in each taxable year at least 90% of its gross income from (a) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) net income derived from interests in certain publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each a “Qualified Publicly Traded Partnership”); and (ii) diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other RICs and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other RICs) of a single issuer, or two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses, or any one or more Qualified Publicly Traded Partnerships.

As a RIC, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but determined without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes in each taxable year to its stockholders, provided that it distributes at least 90% of the sum of its investment company taxable income and its net tax-exempt income for such taxable year.  The Fund intends to distribute to its stockholders, at least annually, substantially all of its investment company taxable income and net capital gain.

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Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% federal excise tax.  To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (iii) any ordinary income and capital gains for previous years that were not distributed during those years.  For these purposes, the Fund will be deemed to have distributed any income or gains on which it paid corporate income tax.  To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the foregoing distribution requirements.

A distribution by the Fund will be treated as paid on [December 31] of any calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year.  Such distributions will be taxable to stockholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

If the Fund failed to qualify as a RIC or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income even if such income were distributed to its stockholders and all distributions out of earnings and profits (including distributions of net capital gain) would be taxed to stockholders as ordinary dividend income.  Such distributions generally would be eligible (i) to be treated as “qualified dividend income” in the case of individual and other non-corporate stockholders for distributions and (ii) for the dividends received deduction in the case of corporate stockholders.  In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before re-qualifying for taxation as a RIC.

Distributions

Distributions to stockholders by the Fund of ordinary income (including “market discount” realized by the Fund on the sale of debt securities), and of net short-term capital gains, if any, realized by the Fund will be taxable to stockholders as ordinary income to the extent that such distributions are paid out of the Fund’s current or accumulated earnings and profits (as determined for U.S. federal income tax purposes).  Distributions, if any, of net capital gains that are properly reported by the Fund as capital gain dividends will be taxable as long-term capital gains, regardless of the length of time the stockholder has owned shares of the Fund.  A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits will be treated by a stockholder as a return of capital which is applied against and reduces the stockholder’s basis in his or her shares.  To the extent that the amount of any such distribution exceeds the stockholder’s basis in his or her shares, the excess will be treated by the stockholder as gain from a sale or exchange of the shares.  Distributions paid by the Fund generally will not be eligible for the dividends received deduction allowed to corporations or for the reduced rates applicable to certain qualified dividend income received by non-corporate stockholders.

Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional shares of the Fund pursuant to the Plan.  Stockholders receiving distributions in the form of additional shares of the Fund will be treated as receiving a distribution in the amount of cash that they would have received if they had elected to receive the distribution in cash, unless the Fund issues new shares that are trading at or above net asset value, in which case, such stockholders will be treated as receiving a distribution in the amount of the fair market value of the distributed shares.

The Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained.  In such case, it may designate the retained amount as undistributed capital gains in a notice to its stockholders, who will be treated as if each received a distribution of his pro rata share of such gain, with the result that each stockholder will (i) be required to report his pro rata share of such gain on his tax return as long-term capital gain, (ii) receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain and (iii) increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

Stockholders will be notified annually as to the U.S. federal tax status of distributions, and stockholders receiving distributions in the form of additional shares will receive a report as to the net asset value of those shares.

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Sale or Exchange of Common Stock

Upon the sale or other disposition of Common Stock (other than repurchases, which are described below), including at termination of the Fund, a stockholder will generally realize capital gain or loss in an amount equal to the difference between the amount realized and the stockholder’s adjusted tax basis in the shares sold.  Such gain or loss will be long-term or short-term, depending upon the stockholder’s holding period for the shares.  Generally, a stockholder’s gain or loss will be a long-term gain or loss if the shares have been held for more than one year.  For non-corporate taxpayers, long-term capital gains are currently eligible for reduced rates of taxation.

No loss will be allowed on the sale or other disposition of shares if the owner acquires (including acquisitions of Common Stock pursuant to the Plan) or enters into a contract or option to acquire securities that are substantially identical to such shares within 30 days before or after the disposition.  In such a case, the basis of the securities acquired will be adjusted to reflect the disallowed loss.  Losses realized by a stockholder on the sale or exchange of shares held for six months or less are treated as long-term capital losses to the extent of any distribution of long-term capital gain received (or amounts designated as undistributed capital gains) with respect to such shares.

Under Treasury regulations, if a stockholder recognizes a loss with respect to shares of $2 million or more for an individual stockholder or $10 million or more for a corporate stockholder, the stockholder must file with the Internal Revenue Service a disclosure statement on Internal Revenue Service Form 8886.  Direct stockholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, stockholders of a RIC are not excepted.  Future guidance may extend the current exception from this reporting requirement to stockholders of most or all RICs.  The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.  Stockholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Repurchase of Common Stock

The repurchase of Common Stock by the Fund generally will be a taxable transaction for U.S. federal income tax purposes, either as a sale or exchange or, under certain circumstances, as a dividend.  A repurchase of Common Stock generally will be treated as a sale or exchange if the receipt of cash by the stockholder results in a “complete redemption” of the stockholder’s interest in the Fund or is “substantially disproportionate” or “not essentially equivalent to a dividend” with respect to the stockholder.  In determining whether any of these tests have been met, Common Stock actually owned and Common Stock considered to be owned by the stockholder by reason of certain constructive ownership rules generally must be taken into account.  If any of the tests for sale or exchange treatment is met, a stockholder will generally recognize capital gain or loss (which will be treated in the same manner as described above) equal to the difference between the amount of cash received by the stockholder and the adjusted tax basis of the Common Stock repurchased.

If none of the tests for sale or exchange treatment is met, the amount received by a stockholder on a repurchase of Common Stock will be taxable to the stockholder as a dividend to the extent of such stockholder’s allocable share of the Fund’s current and accumulated earnings and profits (as determined for U.S. federal income tax purposes).  The excess of such amount received over the portion that is taxable as a dividend would constitute a non-taxable return of capital (to the extent of the stockholder’s adjusted tax basis in the Common Stock sold), and any amount in excess of the stockholder’s adjusted tax basis would constitute taxable capital gain.  Any remaining tax basis in the Common Stock repurchased by the Fund will be transferred to any remaining Common Stock held by such stockholder.  In addition, if a repurchase of Common Stock is treated as a dividend to the tendering stockholder, a constructive dividend may result to a non-tendering stockholder whose proportionate interest in the earnings and assets of the Fund has been increased by such repurchase.

Nature of Fund’s Investments

Certain of the Fund’s hedging and derivatives transactions are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the intended characterization of certain complex financial transactions and (vii) produce income that will not qualify as good income under the RIC rules.  These rules could therefore affect the character, amount and timing of distributions to stockholders.

Market Discount Securities

Gain derived by the Fund from the disposition of any securities with market discount (i.e., an amount generally equal to the excess of the stated redemption price or revised issue price of the security over the basis of such security immediately after it was acquired) will be taxed as ordinary income to the extent of the accrued market discount, unless the Fund makes an election to accrue market discount on a current basis.  If this election is not made, all or a portion of any deduction for interest expense incurred to purchase or carry a market discount security may be deferred until such security is sold or otherwise disposed of.

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Currency Fluctuations

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss.  Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Foreign Taxes

Investment income that may be received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source.  In that case, the Fund’s yield on such investments would be decreased.  The Fund’s stockholders will generally not be entitled to claim a credit or deduction with respect to foreign taxes paid by the Fund.

Borrowings

If the Fund utilizes leverage through Borrowings, it may be restricted by certain covenants with respect to the declaration of, and payment of dividends on Common Stock in certain circumstances.  Limits on the Fund’s payments of dividends on Common Stock may prevent the Fund from meeting the distribution requirements described above, and may, therefore, jeopardize the Fund’s qualification for taxation as a RIC and possibly subject the Fund to the 4% excise tax.  The Fund will endeavor to avoid restrictions on its ability to make dividend payments.

Backup Withholding

The Fund may be required to withhold from all distributions and redemption proceeds payable to stockholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding.  Certain stockholders specified in the Code generally are exempt from such backup withholding.  This withholding is not an additional tax.  Any amounts withheld may be credited against the stockholder’s U.S. federal income tax liability, provided that the stockholder timely furnishes the Internal Revenue Service with the required information.

Foreign Stockholders

U.S. taxation of a stockholder who is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership (“foreign stockholder”) depends on whether the income from the Fund is “effectively connected” with a U.S. trade or business carried on by the stockholder.

If the income from the Fund is not “effectively connected” with a U.S. trade or business carried on by the foreign stockholder, distributions of investment company taxable income will be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions.  Under current law, this withholding tax will apply even to the extent that the dividends are paid out of “portfolio interest” income or short-term capital gains that would not have been subject to such withholding tax had they been received directly by the foreign stockholder.  For dividends paid by RICs in taxable years beginning before [January 1, 2015], such “interest-related dividends” and “short-term capital gain dividends” that satisfied certain requirements were exempt from this withholding tax.  There can be no assurance as to whether or not this exemption will be extended to future taxable years.

A foreign stockholder whose income from the Fund is not “effectively connected” with a U.S. trade or business will generally be exempt from U.S. federal income tax on capital gain dividends, any amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund.  However, a foreign stockholder who is a non-resident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements will nevertheless be subject to a U.S. tax of 30% on such capital gain dividends, undistributed capital gains and sale or exchange gains.

If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a foreign stockholder, then distributions of investment company taxable income, any capital gain dividends, any amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens, residents or domestic corporations.  Foreign corporate stockholders may also be subject to the branch profits tax imposed by the Code.

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In the case of a non-exempt foreign stockholder, the Fund may be required to withhold from distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless the foreign stockholder certifies his or her foreign status under penalties of perjury or otherwise establishes an exemption.

The tax consequences to a foreign stockholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein.  Foreign stockholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

Additional Withholding Requirements

Under the Hiring Incentives to Restore Employment Act, which was enacted in early 2010 and contains provisions from the former Foreign Account Tax Compliance Act of 2009 (commonly referred to as “FATCA”), and administrative guidance thereto, the relevant withholding agent may be required to withhold 30% of any dividends paid after [December 31, 2013] and the proceeds of a sale or other disposition of Common Stock occurring after [December 31, 2016] paid to (i) a foreign financial institution unless such foreign financial institution agrees to verify, report and disclose certain of its U.S. accountholders and meets certain other specified requirements or (ii) a non-financial foreign entity that is the beneficial owner of the payment unless such entity certifies that it does not have any substantial United States owners or provides the name, address and taxpayer identification number of each substantial United States owner and such entity meets certain other specified requirements.  These requirements are different from, and in addition to, the foreign status certification requirements described above.

Other Taxation

Fund stockholders may be subject to state, local and foreign taxes on their Fund distributions.  Stockholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A control person is a person who beneficially owns more than 25% of the voting securities of a company.  TSC is currently the sole stockholder of the Fund, and therefore a control person.  However, it is anticipated that will no longer be a control person once the offering is completed.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[   ], an independent registered public accounting firm, provides auditing and limited tax services to the Fund.  [   ] is located at [   ].

CUSTODIAN

[    ] is the custodian (the “Custodian”) for the Fund and safeguards and controls the Fund’s cash and securities, determines income and collects interest on Fund investments. The Custodian’s principal business address is [   ].

ADDITIONAL INFORMATION

A Registration Statement on Form N-2, including amendments thereto, relating to the shares of the Fund offered hereby, has been filed by the Fund with the SEC in Washington, D.C.  The Fund’s Prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto.  For further information with respect to the Fund and the shares offered hereby, reference is made to the Fund’s Registration Statement.  Statements contained in the Fund’s Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.  Copies of the Registration Statement may be inspected without charge at the SEC’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC or on the SEC’s website at http://www.sec.gov.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[To Come]

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FINANCIAL STATEMENTS

TSC/Richard Bernstein Global Thematic Micro-Cap Fund, Inc.

STATEMENT OF ASSETS AND LIABILITIES (in Organization)

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TSC/Richard Bernstein Global Thematic Micro-Cap Fund, Inc.

STATEMENT OF OPERATIONS (in Organization)

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TSC/Richard Bernstein Global Thematic Micro-Cap Fund, Inc.

NOTES TO FINANCIAL STATEMENTS

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APPENDIX A

RICHARD BERNSTEIN ADVISORS LLC

PROXY VOTING POLICIES AND PROCEDURES

[ __________ ]

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PART C
OTHER INFORMATION

ITEM 25.	FINANCIAL STATEMENTS AND EXHIBITS

1.	Financial Statements.

Part A. None

Part B. Financial Statements.*

2.	Exhibits.

(a)	Articles of Incorporation.†

(b)	By-Laws.†

(c)	Not applicable.

(d)	Instruments Defining Rights of Shareholders – Incorporated herein by reference to Exhibits (a) and (b) above.

(e)	Not applicable.

(f)	Not applicable.

(g)	(i) Form of Investment Management Agreement between the Registrant and Radiance Asset Management, LLC (“RAM”).*

(ii)   Form of Subadvisory Agreement between RAM and Richard Bernstein Advisors LLC (“RBA”).*

(h)	(i) Form of Distribution Agreement.*

(ii)   Form of Dealer Agreement.*

(i)	Not applicable.

(j)	(i) Form of Custody Agreement.*

(ii)   Form of Foreign Custody Manager Agreement.*

(k)	Form of Transfer Agency Agreement.*

(l)	Opinion and Consent of [_______________], Special Maryland Counsel for the Registrant.*

(m)	Not applicable.

(n)	Consent of [_______________], independent registered public accounting firm for the Registrant.*

(o)	Not applicable.

(p)	Certificate of Initial Stockholder.*

(q)	Not applicable.

(r)	(i) Code of Ethics of the Registrant.*
(ii) Code of Ethics of RAM.*
(iii) Code of Ethics of RBA.*

(s)	Power of Attorney.*

*   To be filed by amendment.
†   Filed herewith.

ITEM 26.        MARKETING ARRANGEMENTS

Not applicable.

ITEM 27.       OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

The following table sets forth the estimated expenses expected to be incurred in connection with the offering described in this Registration Statement.

Description of Fees and Expenses	Estimated Expenses
Securities and Exchange Commission registration fee
Financial Industry Regulatory Authority fees
Printing fees
Accounting fees and expenses
Legal fees and expenses
Miscellaneous
Total estimated fees and expenses

ITEM 28.       PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

None.

ITEM 29.       NUMBER OF HOLDERS OF SECURITIES

The following table shows the number of holders of securities of the Registrant as of [ ], 2015.

Title of Class	Number of Record Holders
Shares of Common Stock	[ ]

ITEM 30.       INDEMNIFICATION

Maryland law permits a Maryland corporation to include a provision in its charter limiting the liability of its directors and officers to the corporation and its stockholders for money damages, except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty that is established by a final judgment and is material to the cause of action.  The Registrant’s charter contains a provision that eliminates its directors’ and officers’ liability to the maximum extent permitted by Maryland law and the Investment Company Act of 1940, as amended (the “1940 Act”).

To the maximum extent permitted by Maryland law in effect from time to time, the Registrant shall indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, shall pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (a) any individual who is a present or former director or officer of the Registrant and who is made a party to, or witness in, the proceeding by reason of his or her service in that capacity or (b) any individual who, while a director of the Registrant and at the request of the Registrant, serves or has served as a director, officer, partner or trustee of such corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made a party to, or witness in, the proceeding by reason of his or her service in that capacity.  The Registrant may, with the approval of its Board of Directors, provide such indemnification and advance for expenses to a person who served a predecessor of the Registrant in any of the capacities described in (a) or (b) above and to any employee or agent of the Registrant or a predecessor of the Registrant.  Any indemnification or advance of expenses shall be subject to applicable requirements of the 1940 Act.

Maryland law requires a Maryland corporation (unless its charter provides otherwise, which the Registrant’s charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made or threatened to be made a party by reason of his or her service in that capacity. Maryland law permits a Maryland corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made or threatened to be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful.  A Maryland corporation may not indemnify a director or officer who has been adjudged liable in a suit by or in the right of the corporation or in which the director or officer was adjudged liable to the corporation or on the basis that a personal benefit was improperly received.  A court may order indemnification if it determines that the director or officer is fairly and reasonably entitled to indemnification, even though the director or officer did not meet the prescribed standard of conduct, was adjudged liable to the corporation or was adjudged liable on the basis that personal benefit was improperly received; however, indemnification for an adverse judgment in a suit by or in the right of the corporation, or for a judgment of liability on the basis that personal benefit was improperly received, is limited to expenses.

In addition, Maryland law permits a Maryland corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

ITEM 31.       BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

Radiance Asset Management, LLC (“RAM”), the investment adviser of the Registrant, is primarily in the business of providing investment management and administrative services.  A description of the business of RAM is set out under the heading “Management of the Fund” in the prospectus which forms a part of this Registration Statement.  Reference is made to the most recent Form ADV and schedules thereto of RAM on file with the SEC (File No. 801-78053) for a description of the names and employment of the directors and officers of RAM and other required information.

Richard Bernstein Advisors LLC (“RBA”), the subadviser of the Registrant, is primarily engaged in the business of rendering investment advisory services.  A description of the business of RBA is set out under the heading “Management of the Fund” in the prospectus which forms a part of this Registration Statement.  Reference is made to the most recent Form ADV and schedules thereto of RBA on file with the SEC (File No. 801-71501) for a description of the names and employment of the directors and officers of RBA.

ITEM 32.       LOCATION OF ACCOUNTS AND RECORDS

All applicable accounts, books and documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder, are maintained by the Registrant, c/o [TS Capital, LLC, 10 High Street, Suite 701, Boston, MA 02110] and the following service providers:

[____________________]

ITEM 33.       MANAGEMENT SERVICES

Not applicable.

ITEM 34.       UNDERTAKINGS

1.
The Registrant undertakes to suspend the offering of shares until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement; or (2) the net asset value increases to an amount greater than the net proceeds as stated in the prospectus.

2.	Not applicable.

3.	Not applicable.

4.	Not applicable.

5.	The Registrant undertakes that:

(a)
For the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

(b)
For the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

6.
The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of an oral or written request, its Statement of Additional Information.

SIGNATURES

Pursuant to requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of New York, and the State of New York, on the 3rd day of April, 2015.

TSC/RICHARD BERNSTEIN GLOBAL THEMATIC MICRO-CAP FUND, INC.
(Registrant)

By:      /s/ Tina Singh
Tina Singh
President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURES	TITLES	DATE

/s/ Tina Singh	President and Director	April 3, 2015
Tina Singh	(Principal Executive Officer)

/s/ Henry Johnson	Chief Financial Officer (Principal Financial	April 3, 2015
Henry Johnson	and Accounting Officer)

INDEX TO EXHIBITS

Exhibits

(a)	Articles of Incorporation

(b)	By-Laws